As filed with the U.S. Securities and Exchange Commission on January 28, 2019

Securities Act File No. 333-220096

Investment Company Act File No. No. 811-23282

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement under the Securities Act of 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 2	☒

and/or

Registration Statement under the Investment Company Act of 1940	☒
Amendment No. 3	☒
(Check appropriate box or boxes)

PFM MULTI-MANAGER SERIES TRUST

(Exact Name of Registrant Specified in Charter)

213 Market Street

Harrisburg, Pennsylvania 17101-2141

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (883) 736-6678

The Corporation Trust Company

1209 Orange Street

Wilmington, Delaware 19801

Telephone Number: (302) 658-7581

(Name and Address of Agent for Service)

Copies to:

Jonathan Kopcsik, Esq.	Khimmara Greer
Stradley Ronon Stevens & Young, LLP	State Street Bank and Trust Company
2005 Market Street	One Lincoln Street
Suite 2600	Mail Code: SUM 0703
Philadelphia, Pennsylvania 19103	Boston, Massachusetts 02111-2950

It is proposed that this filing will become effective (check appropriate box):

☒	Immediately upon filing pursuant to paragraph (b)	☐	On (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)	☐	On (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2)	☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PFM Multi-Manager Domestic Equity Fund

Share Class	Ticker Symbol
Advisor*	N/A
Institutional	N/A
R*	N/A

PFM Multi-Manager International Equity Fund

Share Class	Ticker Symbol
Advisor*	N/A
Institutional	N/A
R*	N/A

PFM Multi-Manager Fixed-Income Fund

Share Class	Ticker Symbol
Advisor*	N/A
Institutional	N/A
R*	N/A

PROSPECTUS

January 28, 2019

The classes listed above with an asterisk (*) have not yet commenced operations as of the date of this Prospectus.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Funds by calling 1-833-PFM-MMST (1-883-736-6678) or by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with a Fund, calling 1-833-PFM-MMST (1-883-736-6678) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

PFM MULTI-MANAGER SERIES TRUST

PFM Multi-Manager Domestic Equity Fund

PFM Multi-Manager International Equity Fund

PFM Multi-Manager Fixed-Income Fund

FUND SUMMARY

PFM Multi-Manager Domestic Equity Fund

Investment Objective

The PFM Multi-Manager Domestic Equity Fund (the “Domestic Equity Fund”) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Domestic Equity Fund.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%	0.29%	0.29%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.26%[1]	0.26%	0.26%[1]

Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.56%	0.56%
Fee Waiver or Expense Reimbursement[2]	(0.17%)	(0.17%)	(0.17%)
Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement	0.39%	0.39%	0.39%

[1]	“Other Expenses” for Advisor Class and Class R are based on estimated amounts for the current fiscal year.

[2]	PFM Asset Management LLC (“PFM” or the “Adviser”) has contractually agreed to limit the amount of the Domestic Equity Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger, liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses, to 0.38% of the Domestic Equity Fund’s average daily net assets, through January 28, 2020. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Domestic Equity Fund, upon sixty (60) days’ written notice to the Adviser. The expense limitation agreement may not be terminated during its term by the Adviser without the consent of the Board of Trustees of the Trust. The Adviser will be permitted to recoup fees waived or expenses paid pursuant to the expense limitation agreement to the extent that the Domestic Equity Fund’s expenses in later periods fall below the amounts set forth above, so long as the recoupment is within three years from the date on which the fees were waived or expenses paid. The total amount of reimbursement to which the Adviser may be entitled shall not exceed an amount that would cause a share class to exceed its expense cap in place at the time the advisory fees were waived or expenses were incurred, or the expense cap currently in place, whichever is less.

Example. This Example is intended to help you compare the costs of investing in the Domestic Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Domestic Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Domestic Equity Fund’s operating expenses remain the same, and reflect the contractual expense limitation arrangement in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$40	$163	$297	$687
Institutional Shares	$40	$163	$297	$687
Class R Shares	$40	$163	$297	$687

Portfolio Turnover

The Domestic Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Domestic Equity Fund’s performance. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the Domestic Equity Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

In seeking long-term capital appreciation, the Domestic Equity Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. based companies, and in derivatives and other instruments that have economic characteristics similar to such securities. Companies are considered to be U.S. based if they are organized under the laws of the United States, have a principal office in the United States, or have their principal securities market in the United States.

The Domestic Equity Fund’s investments in equity securities are expected to consist primarily of common stocks, including initial public offerings (“IPOs”) of U.S. based companies, but may also include preferred stocks of such companies. The Domestic Equity Fund may also invest in foreign equity securities and depositary receipts.

The Domestic Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.

The Domestic Equity Fund will utilize a “multi-manager” approach whereby the Adviser allocates the Domestic Equity Fund’s assets to one or more sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the Domestic Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser will manage its portion of the Domestic Equity Fund’s assets in a manner consistent with the Domestic Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the Domestic Equity Fund’s investments, and for selecting and overseeing the Domestic Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the Domestic Equity Fund may be actively managing assets for the Domestic Equity Fund at all times, particularly in the initial stages of the Domestic Equity Fund. The Adviser also has discretion to manage directly all or a portion of the Domestic Equity Fund. The principal investment strategies that will be employed by the Domestic Equity Fund include the following:

•	All-Capitalization. The all-capitalization strategies invest in common stocks of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Certain all-capitalization strategies are expected to have a tilt toward large-capitalization companies, or a tilt toward mid-/small-capitalization companies. The Domestic Equity Fund expects to allocate up to 50% of its assets to all-capitalization strategies.

•	Large-Capitalization. The large-capitalization strategies invest in common stocks of large-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s large-capitalization strategies define a large-capitalization company as having a market capitalization of greater than $15 billion or is a constituent of the Russell 1000 or S&P 500 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 40% of its assets to large-capitalization strategies.

•	Mid-Capitalization. The mid-capitalization strategies invest in common stocks of mid-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s mid-capitalization strategies define a mid-capitalization company as having a market capitalization of greater than $5 billion but less than $15 billion or is a constituent of the Russell Mid Cap or S&P 400 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 30% of its assets to mid-capitalization strategies.

•	Small-Capitalization. The small-capitalization strategies invest in common stocks of small-capitalization companies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Domestic Equity Fund’s small-capitalization strategies define a small-capitalization company as having a market capitalization of less than $5 billion or is a constituent of the Russell 2000 or S&P 600 Indices at the time of acquisition. The Domestic Equity Fund expects to allocate up to 30% of its assets to small-capitalization strategies.

•	Index Replication. The index replication strategies involve investing in stocks in approximately the same proportion as they are represented in the Russell 3000® Index. The Domestic Equity Fund’s index replication strategies use a replication approach whereby the sub-adviser generally seeks to hold all securities in the index at approximately the same weight as the index. From time to time, the Adviser may direct the sub-adviser(s) responsible for the index replication strategy, or the Adviser itself may seek, to over-weight or under-weight certain segments of the U.S. equity market and deviate from fully tracking the index in an attempt to outperform the Index. The Adviser or sub-adviser may utilize securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing. The Domestic Equity Fund expects to allocate between 30% and 80% of its assets to index replication strategies.

Each of the all-capitalization, large-capitalization, mid-capitalization, and small-capitalization strategies are constructed using either a fundamental bottom-up investment process, which includes consideration of a company’s intrinsic or fair value, or quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.

When determining the allocations and reallocations to a sub-adviser, the Adviser employs a strategic and tactical management approach, and will consider a variety of factors, including but not limited to the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Domestic Equity Fund.

The Domestic Equity Fund may seek to implement its investment strategies through investments in exchange-traded funds (“ETFs”) and other registered investment companies instead of direct investments. The Domestic Equity Fund may invest up to 20% of its assets in derivatives, ETFs, and other registered investment companies.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Domestic Equity Fund, and the Fund’s performance could lag that of other investments. The Domestic Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The Domestic Equity Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.

Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Domestic Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Focus Risk is the risk that to the extent the Domestic Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector or industry, the Domestic Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the Domestic Equity Fund’s shares.

Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Domestic Equity Fund’s investments and its returns. Because the Domestic Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Domestic Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Domestic Equity Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”), may result in the Domestic Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Domestic Equity Fund’s investments to decline.

Indexing Risk is the risk that because a portion of the Domestic Equity Fund follows an index replication strategy, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Domestic Equity Fund’s portfolio. Ordinarily, a sub-adviser using an index replication strategy will not sell the Domestic Equity Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the index, or as may be necessary to raise cash to pay Domestic Equity Fund shareholders who sell Fund shares. As such, the Domestic Equity Fund will be negatively affected by declines in the securities represented by the index. Also, there is no guarantee that a sub-adviser using an index replication strategy will be able to match the Domestic Equity Fund’s performance to that of the index. A sub-adviser may not be able to match the performance of the index it is seeking to replicate for a variety of reasons, such as expenses that the Fund has that the Index does not have. The Domestic Equity Fund’s assets are also subject to management risk, further described below.

Investment Company Risk is the risk that shareholders in the Domestic Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Domestic Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Domestic Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.

Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Management Risk is the risk that a strategy used by the Domestic Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the sub-advisers may cause unintended results.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the Domestic Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Multi-Manager Risk is the risk that the sub-advisers’ investment styles will not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Domestic Equity Fund. The Domestic Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Domestic Equity Fund’s assets to the sub-advisers. The Domestic Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Domestic Equity Fund’s multi-manager approach may result in the Domestic Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Domestic Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Domestic Equity Fund.

Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Performance

The following performance information provides some indication of the risks of investing in the Domestic Equity Fund. The bar chart below shows the annual total returns of the Domestic Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the Domestic Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the Domestic Equity Fund will perform in the future. Updated performance information for the Domestic Equity Fund is available toll free by calling 1-833-PFM-MMST (1-883-736-6678) or by visiting our website at www.pfm.com/multiassetfunds.

Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

*	The Domestic Equity Fund commenced operations on December 29, 2017. Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	6.75%	3Q/2018
Lowest Return	-13.63%	4Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes on distributions and redemptions may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Domestic Equity Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ended December 31, 2018

Domestic Equity Fund	1 Year	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	-7.07%	-7.01%
Return After Taxes on Distributions	-7.30%	-7.25%
Return After Taxes on Distributions and Sale of Fund Shares	-4.04%	-5.36%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-5.24%	-5.25%

Management

Investment Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

PFM Asset Management LLC	Marc Ammaturo is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Alex Gurvich is a Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2018
	Biagio Manieri, CFA is the Managing Director of Multi-Asset Class Strategies of the Adviser and serves as current Chairman of PFM's Multi-Asset Class Investment Committee.	2017
	Surya Pisapati, CFA is a Senior Research Analyst for the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	John Spagnola is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Mark Yasenchak, CFA is a Director of the Adviser and a member PFM’s Multi-Asset Class Investment Committee.	2017

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:

Champlain Investment Partners, LLC	Scott Brayman,CFA, Portfolio Manager and Chief Investment Officer.	2017
	Corey Bronner, CFA, Senior Member of Investment Team and Partner.	2017
	Joseph Caligiuri, CFA, Senior Member of Investment Team and Partner.	2017
	Joseph Farley, Senior Member of Investment Team and Partner.	2017
	Erik Giard-Chase, CFA, Senior Member of Investment Team and Partner.	2017
	Robert Hallisey, Senior Member of Investment Team and Partner.	2017
	Andrew Hanson, CFA, Senior Member of Investment Team and Partner.	2017
	Courtney Willson, Senior Member of Investment Team.	2018

Sub-Adviser	Portfolio Managers	Managed the Domestic Equity Fund Since:
Nuance Investments, LLC	Scott Moore, CFA, President and Chief Investment Officer.	2017
	Chad Baumler, CFA, Vice President and Co-Portfolio Manager.	2017

SSGA Funds Management, Inc.	Eric J. Villiott, CFA, CFP, Vice President of SSGA and a Senior Portfolio Manager.	2018
	Karl Schneider, CAIA, Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions in the Americas.	2017
	Philip Lee, CFA, Vice President of SSGA and a Senior Portfolio Manager.	2017
	Michael Martel, Managing Director of SSGA and Head of Portfolio Management in the Americas for the Investment Solutions Group	2017
	Charles McGinn, Vice President of SSGA and a Senior Portfolio Manager.	2017

Vaughan Nelson Investment Management, L.P.	Scott J. Weber, CFA, CPA, Senior Portfolio Manager.	2017
	Chris D. Wallis, CFA, Senior Portfolio Manager.	2017

Jacobs Levy Equity Management, Inc.	Bruce I. Jacobs, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research.	2019
	Kenneth N. Levy, Co-Chief Investment Officer, Portfolio Manager and Co-Director of Research.	2019

Not all of these sub-advisers may manage assets of the Domestic Equity Fund at all times.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling Domestic Equity Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of the Prospectus.

FUND SUMMARY

PFM Multi-Manager International Equity Fund

Investment Objective

The PFM Multi-Manager International Equity Fund (the “International Equity Fund”) seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.59%[1]	0.59%	0.59%[1]

Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	1.13%	1.13%	1.13%
Fee Waiver or Expense Reimbursement[2]	(0.46%)	(0.46%)	(0.46%)
Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement	0.67%	0.67%	0.67%

[1]	“Other Expenses” for Advisor Class and Class R are based on estimated amounts for the current fiscal year.
[2]	PFM Asset Management LLC (“PFM” or the “Adviser”) has contractually agreed to limit the amount of the International Equity Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger; liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses, to 0.63% of the International Equity Fund’s average daily net assets through January 28, 2020. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the International Equity Fund, upon sixty (60) days’ written notice to the Adviser. The expense limitation agreement may not be terminated during its term by the Adviser without the consent of the Board of Trustees of the Trust. The Adviser will be permitted to recoup fees waived or expenses paid pursuant to the expense limitation agreement to the extent that the International Equity Fund’s expenses in later periods fall below the amounts set forth above, so long as the recoupment is within three years from the date on which the fees were waived or expenses paid. The total amount of reimbursement to which the Adviser may be entitled shall not exceed an amount that would cause a share class to exceed its expense cap in place at the time the advisory fees were waived or expenses were incurred, or the expense cap currently in place, whichever is less.

Example. This Example is intended to help you compare the costs of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Equity Fund’s operating expenses remain the same, and reflect the contractual expense limitation agreement in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$69	$315	$581	$1,339
Institutional Shares	$69	$315	$581	$1,339
Class R Shares	$69	$315	$581	$1,339

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the International Equity Fund’s performance. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the International Equity Fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

In seeking long-term capital appreciation, the International Equity Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. Under normal circumstances, the International Equity Fund will provide exposure to investments that are economically tied to at least three different countries outside of the United States. The International Equity Fund considers various factors when determining whether a company is in a particular country or region/continent, including whether: (i) the issuer is organized under the laws of the country or a country within the geographic region; (ii) the issuer maintains its principal place of business in that country or region; (iii) the securities are traded principally in the country or region; or (iv) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.

The International Equity Fund invests primarily in equity securities and depositary receipts of foreign issuers, and may invest up to 45% of its net assets in securities of issuers located in emerging markets countries. The Adviser defines developed markets countries and emerging markets countries based on the MSCI Market Classification Framework. The MSCI Market Classification Framework considers economic development, size, liquidity, and market accessibility in classifying developed markets countries and emerging markets countries.

The International Equity Fund expects to invest primarily in common stocks, but may also invest in preferred stocks. The International Equity Fund’s investments in equity securities may also include securities in their initial public offerings (“IPOs”).

The International Equity Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.

The International Equity Fund will utilize a “multi-manager” approach whereby the Adviser allocates the International Equity Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the International Equity Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser will manage its portion of the International Equity Fund’s assets in a manner consistent with the International Equity Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the International Equity Fund’s investments, and for selecting and overseeing the International Equity Fund’s sub-advisers. Not all of the sub-advisers listed for the International Equity Fund may be actively managing assets for the International Equity Fund at all times, particularly in the initial stages of the International Equity Fund. The Adviser also has discretion to manage directly all or a portion of the International Equity Fund. The principal investment strategies that will be employed by the International Equity Fund include the following:

•	Total International Markets. The total international markets strategies invest in companies of any capitalization size that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The total international markets strategies may invest in issuers located in both developed and emerging markets The International Equity Fund expects to allocate up to 50% of its assets to international all-capitalization strategies.

•	International Developed Markets. The international developed markets strategies invest in companies of any capitalization size located in non-U.S. developed economies that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The sub-adviser(s) may from time to time allocate a portion of the assets allocated to them to stocks in emerging markets. The International Equity Fund expects to allocate up to 40% of its assets to international developed market strategies.

•	International Emerging Markets. The international emerging markets strategies invest in companies of any capitalization size located in emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. The International Equity Fund expects to allocate up to 30% of its assets to international emerging markets strategies.

•	International Small Capitalization. The international small capitalization strategies invest in small-capitalization stocks located in both developed and emerging markets that the sub-adviser(s) believe have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the International Equity Fund’s small strategies define a small capitalization company as having a market capitalization within the smallest 15% of investable companies within each individual country represented in the MSCI ACWI ex-US Index at the time of acquisition. The International Equity Fund expects to allocate up to 30% of its assets to international small capitalization strategies.

•	Index Replication. The index replication strategies involve investing in stocks in approximately the same proportion as they are represented in the MSCI ACWI ex USA Index. The International Equity Fund’s index replication strategies use a replication approach whereby the sub-adviser generally seeks to hold all securities in the index at approximately the same weight as the index. In cases where it is not possible or practicable to purchase all of the securities comprising the Index, or to hold them in approximately the same weightings as they represent in an index (for example, due to lack of accessibility in certain international markets), the International Equity Fund’s index replication strategies may employ an optimization technique whereby the sub-adviser buys a subset of securities held within the index and uses an optimizer and a risk model to create a portfolio that mimics exposures of the underlying index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index. From time to time, the Adviser may direct the sub-adviser(s) responsible for the index replication strategy, or the Adviser itself may seek, to over-weight or under-weight certain segments of the international equity market and deviate from fully tracking the index in an attempt to outperform the Index. The Adviser or sub-adviser may utilize securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing. The International Equity Fund expects to allocate between 30% and 75% of its assets to index replication strategies.

Each of the international markets, international developed markets, international emerging markets, and international small capitalization strategies are constructed using either a fundamental bottom-up investment process, which includes consideration of a company’s intrinsic or fair value, or quantitative strategies where the sub-adviser(s) rank stocks based on certain factors. These factors may include, but are not limited to, measures quantifying historical and forecasted valuations as compared to earnings, sales, and book value; quality measures such as cash on the balance sheet, earnings momentum, and debt to equity; and measures of market sentiment such as share price momentum or short interest.

When determining the allocations and reallocations to a sub-adviser, the Adviser employs a strategic and tactical management approach, and will consider a variety of factors, including but not limited to the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the International Equity Fund.

The International Equity Fund may seek to implement its investment strategy through investments in exchange-traded funds (“ETFs”) and other registered investment companies instead of direct investments. The International Equity Fund may invest up to 20% of its assets in derivatives, ETFs, and other registered investment companies.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the International Equity Fund, and the International Equity Fund’s performance could trail that of other investments. The International Equity Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The International Equity Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the International Equity Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.

Depositary Receipts Risk involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The International Equity Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Focus Risk is the risk that to the extent the International Equity Fund’s investment strategy leads to sizable allocations to a particular market, sector or industry, the International Equity Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of the International Equity Fund’s shares.

Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the International Equity Fund’s investments and its returns. Because the International Equity Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the International Equity Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the International Equity Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDR”), and European Depositary Receipts (“EDRs”), may result in the International Equity Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the International Equity Fund’s investments to decline.

Geographic Focus Risk is the risk that the performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

Indexing Risk is the risk that because a portion of the International Equity Fund follows an index replication strategy, the adverse performance of a particular security necessarily will not result in the elimination of the security from the International Equity Fund’s portfolio. Ordinarily, a sub-adviser using an index replication strategy will not sell the International Equity Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the index, or as may be necessary to raise cash to pay International Equity Fund shareholders who sell Fund shares. As such, the International Equity Fund will be negatively affected by declines in the securities represented by the index. Also, there is no guarantee that a sub-adviser using an index replication strategy will be able to match the International Equity Fund’s performance to that of the index. A sub-adviser may not be able to match the performance of the index it is seeking to replicate for a variety of reasons, such as expenses that the Fund has that the Index does not have. The International Equity Fund’s assets are also subject to management risk, further described below.

Investment Company Risk is the risk that shareholders in the International Equity Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the International Equity Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the International Equity Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

IPO Risk is the risk that the prices of IPO securities often fluctuate more than prices of securities of companies with longer trading histories and sometimes experience significant price drops shortly after their initial issuance. In addition, companies offering securities in IPOs may lack publicly available information and may have less experienced management or limited operating histories.

Large-Capitalization Stock Risk is the risk that large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods.

Liquidity Risk is the risk that the International Equity Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the International Equity Fund would like and the Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the International Equity Fund’s performance.

Management Risk is the risk that a strategy used by the International Equity Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the sub-advisers may cause unintended results.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the International Equity Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Mid- and Small-Capitalization Stock Risk is the risk that stocks of mid- and small-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-and small-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Their securities may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

Multi-Manager Risk is the risk that the sub-advisers’ investment styles will not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the International Equity Fund. The International Equity Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the International Equity Fund’s assets to the sub-advisers. The International Equity Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the International Equity Fund’s multi-manager approach may result in the International Equity Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the International Equity Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the International Equity Fund.

Preferred Securities Risk includes issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

Valuation Risk is the risk that the sale price the International Equity Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the International Equity Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the International Equity Fund’s shares.

Performance

The following performance information provides some indication of the risks of investing in the International Equity Fund. The bar chart below shows the annual total returns of the International Equity Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the International Equity Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the International Equity Fund will perform in the future. Updated performance information for the International Equity Fund is available toll free by calling 1-833-PFM-MMST (1-883-736-6678) or by visiting our website at www.pfm.com/multiassetfunds.

Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

*	The International Equity Fund commenced operations on December 29, 2017. Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	0.73%	3Q/2018
Lowest Return	-12.30%	4Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. They are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of International Equity Fund shares at the end of the measurement period.

Average Annual Total Returns for the periods ended December 31, 2018

International Equity Fund	1 Year	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	-15.01%	-14.90%
Return After Taxes on Distributions	-15.18%	-15.06%
Return After Taxes on Distributions and Sale of Fund Shares	-8.69%	-11.31%
MSCI ACWI ex USA Index (reflects no deduction for fees, expenses or taxes)	-14.20%	-13.90%

Management

Investment Adviser	Portfolio Managers	Managed the International Equity Fund Since:

PFM Asset Management LLC	Marc Ammaturo is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Alex Gurvich is a Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2018
	Biagio Manieri, CFA is the Managing Director of Multi-Asset Class Strategies of the Adviser and serves as current Chairman of PFM's Multi-Asset Class Investment Committee.	2017
	Surya Pisapati, CFA is a Senior Research Analyst for the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	John Spagnola is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Mark Yasenchak, CFA is a Director of the Adviser and a member PFM’s Multi-Asset Class Investment Committee.	2017

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:

Aristotle Capital Management, LLC	Howard Gleicher, CFA, is the founder, Chief Executive Officer, Chief Investment Officer and Principal.	2017
	Geoffrey S. Stewart, CFA, is a Principal, Portfolio Manager - International and a member of Aristotle Capital’s research team.	2017
	Sean M. Thorpe is a Principal, Portfolio Manager - International, and a member of Aristotle Capital’s research team.	2017

J O Hambro Capital Management Limited	Robert Cresci is a Senior Fund Manager.	2017
Lazard Asset Management LLC	Michael G. Fry is a Portfolio Manager/Analyst on various international equity teams.	2017
	Michael Bennett is a Managing Director of Lazard Asset Management and a Portfolio Manager/Analyst on various international equity teams.	2017
	Kevin Matthews is a Portfolio Manager/Analyst on the International Equity and International Equity Select teams.	2017
	Michael Powers is a Portfolio Manager/Analyst on various international equity teams.	2017
	John Reinsberg is Deputy Chairman of Lazard Asset Management responsible for oversight of the firm's international and global strategies, as well as a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams.	2017

Sub-Adviser	Portfolio Managers	Managed the International Equity Fund Since:
SSGA Funds Management, Inc.	Eric J. Villiott, CFA, CFP, Vice President of SSGA and a Senior Portfolio Manager.	2018
	Karl Schneider, CAIA, Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions in the Americas.	2017
	Philip Lee, CFA, Vice President of SSGA and a Senior Portfolio Manager.	2017
	Michael Martel, Managing Director of SSGA and Head of Portfolio Management in the Americas for the Investment Solutions Group	2017
	Charles McGinn, Vice President of SSGA and a Senior Portfolio Manager.	2017

Not all of these sub-advisers may manage assets of the International Equity Fund at all times.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling International Equity Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of the Prospectus.

FUND SUMMARY

PFM Multi-Manager Fixed-Income Fund

Investment Objective

The PFM Multi-Manager Fixed-Income Fund (the “Fixed-Income Fund”) seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fixed-Income Fund.

	Advisor	Institutional	R
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.33%[1]	0.33%	0.33%[1]
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.78%	0.78%	0.78%
Fee Waiver or Expense Reimbursement[2]	(0.18%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses after Fee Waiver or Expense Reimbursement	0.60%	0.60%	0.60%

[1]	“Other Expenses” for Advisor Class and Class R are based on estimated amounts for the current fiscal year.
[2]	PFM Asset Management LLC (“PFM” or the “Adviser”) has contractually agreed to limit the amount of the Fixed-Income Fund’s total annual fund operating expenses, exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger; liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses, to 0.55% of the Fixed-Income Fund’s average daily net assets through January 28, 2020. The expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of Trustees of the Trust, on behalf of the Fixed-Income Fund, upon sixty (60) days’ written notice to the Adviser. The expense limitation agreement may not be terminated during its term by the Adviser without the consent of the Board of Trustees of the Trust. The Adviser will be permitted to recoup fees waived or expenses paid pursuant to the expense limitation agreement to the extent that the Fixed-Income Fund’s expenses in later periods fall below the amounts set forth above, so long as the recoupment is within three years from the date on which the fees were waived or expenses paid. The total amount of reimbursement to which the Adviser may be entitled shall not exceed an amount that would cause a share class to exceed its expense cap in place at the time the advisory fees were waived or expenses were incurred, or the expense cap currently in place, whichever is less.

Example. This Example is intended to help you compare the costs of investing in the Fixed-Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fixed-Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fixed-Income Fund’s operating expenses remain the same, and reflect the contractual expense limitation arrangement in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Advisor Shares	$62	$232	$417	$952
Institutional Shares	$62	$232	$417	$952
Class R Shares	$62	$232	$417	$952

Portfolio Turnover

The Fixed-Income Fund pays transaction costs, such as commissions, when it buys and sells investments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fixed Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fixed-Income Fund’s performance. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the Fixed-Income Fund’s portfolio turnover rate was 218% of the average value of its portfolio.

Principal Investment Strategies

The Fixed-Income Fund will seek capital appreciation and current income in its attempt to maximize total return. In doing so, the Fixed-Income Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in bonds and other fixed-income securities, and in derivatives and other instruments that have economic characteristics similar to such securities. These may include:

•	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises, including obligations that are issued by private issuers that are guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities;

•	Obligations of state, local and foreign governments;

•	Obligations of domestic and foreign banks, corporations and other institutions;

•	Mortgage- and other asset-backed securities, including collateralized loan obligations (“CLOs”); and

•	Stripped securities evidencing ownership of future interest or principal payments on debt obligations.

The Fixed-Income Fund primarily invests in investment grade debt obligations or those of comparable quality as determined by the Fixed-Income Fund’s investment sub-advisers, but may invest up to 40% of its net assets in obligations that are rated below-investment grade (which may include, among other investments, securities commonly referred to as “junk bonds”). A security is considered investment grade if, at the time of purchase, it is rated BBB- or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Baa3 or higher by Moody's Investors Service, or BBB (low) or higher by DBRS. A security is considered non-investment grade if it does not meet the criteria listed above.

The Fixed-Income Fund may invest up to 25% of its net assets in securities of issuers located in emerging markets. The Fund may also invest in distressed securities.

The Fixed-Income Fund expects to maintain an average duration, under normal circumstances, of not more than eight years. Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features. A longer duration means an increased likelihood of interest rate sensitivity. For example, when the level of interest rates increases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will decrease by approximately 0.50%. Conversely, when the level of interest rates decreases by 0.10%, the price of a fixed income security or a portfolio of fixed income securities having a duration of five years generally will increase by approximately 0.50%.

The Fixed-Income Fund will utilize a “multi-manager” approach whereby the Adviser allocates the Fixed-Income Fund’s assets to one or more unaffiliated sub-advisers. Each sub-adviser acts independently from the other sub-advisers and utilizes its own distinct investment style in selecting securities and managing the portion of the Fixed-Income Fund’s assets to which the sub-adviser has been allocated. Each sub-adviser will manage its portion of the Fixed-Income Fund’s assets in a manner consistent with the Fixed-Income Fund’s investment objective, strategies and restrictions. The Adviser has overall responsibility for the Fixed-Income Fund’s investments, and for selecting and overseeing the Fixed-Income Fund’s sub-advisers. Not all of the sub-advisers listed for the Fixed-Income Fund may be actively managing assets for the Fixed-Income Fund at all times, particularly in the initial stages of the Fixed-Income Fund. The Adviser also has discretion to manage directly all or a portion of the Fixed-Income Fund. The principal investment strategies that will be employed by the Fixed-Income Fund include the following:

•

Core Fixed-Income. The core fixed-income strategies invest in a broad range of investment-grade bonds and fixed-income securities, including U.S. government securities, corporate bonds, taxable municipal securities, and mortgage-backed or other asset-backed securities. The strategy may also invest in a limited amount of non-investment grade securities. The core fixed-income strategy seeks to invest primarily in securities the sub-adviser(s) considers undervalued. The core fixed-income strategies are constructed through using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate between 30% and 75% of its assets in core fixed-income strategies.

•

Investment Grade Credit. The investment grade credit strategies invest in U.S. and, to a limited extent, non-U.S. investment grade bonds and securities of U.S. and non-U.S. corporations and other institutions. The investment grade credit strategies are constructed using a bottom-up investment approach. The sub-adviser(s) may from time to time invest up to 5% of the assets allocated to the strategy in high yield securities. The investment grade credit strategies are constructed using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate up to 30% of its assets to investment grade credit strategies.

•

High Yield. The high yield strategies invest in U.S. and non-U.S. fixed income instruments rated below investment grade. The high yield strategies are constructed using fundamental research to analyze economic trends and other market events. The Fixed-Income Fund expects to allocate up to 30% of its assets to high yield strategies.

•

Structured Fixed-Income. The structured fixed-income strategies invest in high quality structured fixed-income securities, with a particular focus on asset-backed securities backed by assets other than real estate (also known as non-traditional asset-backed securities). The structured fixed-income strategy may also invest a limited amount in commercial mortgage-backed securities, agency-backed securities, and corporate and municipal debt instruments that are secured by tangible asset collateral or revenue streams. The structured fixed-income strategies are constructed using either a bottom-up investment approach or a quantitative framework to assess valuation and long-term return potential. The Fixed-Income Fund expects to allocate up to 30% of its assets to structured fixed-income strategies.

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Index Replication. The index replication strategies involve investing in bonds in approximately the same proportion as they are represented in certain indices, e.g., the Bloomberg Barclays US Aggregate Bond Index. The Fixed-Income Fund’s index replication strategies use a replication approach. In cases where it is not possible or practicable to purchase all of the securities comprising the Index, or to hold them in the same weightings as they represent in an index, the Fixed-Income Fund’s index replication strategies may employ a sampling whereby the Fixed-Income Fund would hold a significant number of the component securities of the index, but may not track the index with the same degree of accuracy as would an investment vehicle replicating the entire index. From time to time, the Adviser may direct the sub-adviser(s) responsible for the index replication strategy, or the Adviser itself may seek, to overweight or under-weight certain segments of the fixed income market and deviate from fully tracking the index in an attempt to outperform the Index. The Adviser or sub-adviser may utilize securities, derivatives, or a combination in seeking to implement such a strategy. The Adviser may over-weight or under-weight certain segments of the market based on the Adviser’s analysis on the economy, capital markets, valuation, and trends related to the foregoing. The Fixed-Income Fund expects to allocate between 0% and 60% of its assets to index replication strategies.

When determining the allocations and reallocations to a sub-adviser, the Adviser employs a strategic and tactical management approach, and will consider a variety of factors, including but not limited to the sub-adviser’s investment approach and outlook, relative value and risk, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Adviser seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fixed-Income Fund.

The Fixed-Income Fund can invest in derivative instruments, including futures contracts and forward foreign currency contracts. The Fixed-Income Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The Fixed-Income Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fixed-Income Fund may sell futures contracts to facilitate implementation of the overall investment approach, such as to help manage duration positioning and yield curve exposure. The Fixed-Income Fund may also purchase or sell securities on a forward commitment basis. Forward commitments also include “to be announced” (“TBA”) securities.

The Fixed-Income Fund may seek to implement its investment strategy through investments in exchange-traded funds (“ETFs”) and other registered investment companies instead of direct investments. The Fixed-Income Fund may invest up to 20% of its assets in derivatives, ETFs, and other registered investment companies.

Certain of the Fixed-Income Fund’s sub-advisers may select investments in fixed-income securities issued by corporate entities or certain foreign governments using environmental, social, and governance (“ESG”) criteria (each an “ESG Strategy”). All such corporate or foreign government issuers must meet or exceed minimum ESG performance standards to be eligible for investment under an ESG Strategy.

The Fixed-Income Fund’s investment sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making decisions for the Fund.

Principal Investment Risks

As with any investment, you could lose all or part of your investment in the Fixed-Income Fund, and the Fixed-Income Fund’s performance could trail that of other investments. The Fixed-Income Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. The Fixed-Income Fund is subject to the principal risks noted below, listed in alphabetical order, any of which may adversely affect the Fixed-Income Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.

CLO Risk is the risk that collateralized loan obligations (CLOs) are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fixed-Income Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

Derivative Investment Risk is the risk that the use of derivative investments will result in the Fixed-Income Fund sustaining a loss. The value of a derivative instrument depends largely on the value of the underlying reference asset. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that a counterparty to a derivative contract will be unable or unwilling to meet its financial obligations. Derivatives involve costs and can create leverage in the Fixed-Income Fund’s portfolio, which may result in significant volatility and cause the Fixed-Income Fund to lose more than the amount it invested or the anticipated value of the underlying asset. A small investment in a derivative could have a relatively large positive or negative impact on the performance of the Fixed-Income Fund, potentially resulting in losses to Fixed-Income Fund shareholders. Derivatives may be less liquid than more traditional investments and the Fixed-Income Fund may be unable to sell or close out its derivative positions at a desirable time or price. Derivatives also may be harder to value, less tax efficient and subject to changing government regulation that could impact the Fixed-Income Fund’s ability to use certain derivatives or increase their cost. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure may not provide the expected benefits, particularly during adverse market conditions. When the Fixed-Income Fund uses derivatives, it likely will be required to provide margin and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements, which could limit the Fixed-Income Fund’s ability to pursue other opportunities as they arise, or require the Fixed-Income Fund to liquidate portfolio securities in order to satisfy margin requirements. Derivatives relating to fixed income markets are especially susceptible to interest rate risk and credit risk.

Defaulted/Distressed Securities Risk is the risk that a distressed securities may not produce income while they are outstanding and may require the Fixed-Income Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk is the risk that in addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer's unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

ESG Strategy Risk is the risk that because the Fixed-Income Fund’s sub-advisers may use ESG criteria that exclude securities of certain issuers from the universe of potential investments for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Fixed-Income Securities Risk is the risk that the values of debt securities may increase or decrease, and includes counterparty risk, interest rate, debt extension, prepayment, liquidity, and credit (or default) risks. Counterparty risk is that the issuer or guarantor of a fixed-income security may be unwilling or unable to make timely payments of interest or principal or otherwise honor its obligations. Interest rate risk is that during periods of rising interest rates, the Fixed-Income Fund’s yield (and the market value of its securities) will tend to be lower than prevailing market rates; in periods of falling interest rates, the Fixed-Income Fund’s yield (and the market value of its securities) will tend to be higher. During periods of falling interest rates, the income received by the Fixed-Income Fund may decline. Changes in interest rates will likely have a greater effect on the values of debt securities of longer durations. The risks associated with increasing interest rates are heightened as interest rates rise from historic lows. A low interest rate environment poses additional risks to the Fixed-Income Fund’s performance. Debt extension risk is that to the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply and the Fixed-Income Fund will suffer from the inability to invest in higher yielding securities. Prepayment risk is that if the principal on a debt obligation is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Liquidity risk is that an economic downturn or period of rising interest rates could adversely affect the markets for fixed-income securities and reduce the Fixed-Income Fund’s ability to sell them. Credit (or default) risk is the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fixed-Income Fund’s investments and its returns. Changes in the credit rating of a debt security held by the Fixed-Income Fund could have a similar effect.

Foreign Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fixed-Income Fund’s investments and its returns. Because the Fixed-Income Fund’s NAV is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fixed-Income Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fixed-Income Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

Foreign Investments Risk is the risk that investing in foreign (non-U.S.) securities may result in the Fixed-Income Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial reporting standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fixed-Income Fund’s investments to decline.

Forward Commitment, When-Issued, and Delayed Delivery Risk is the risk that such transactions subject the Fixed-Income Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase price or yield generally available when delivery occurs, and counterparty risk because the Fixed-Income Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fixed-Income Fund because the Fixed-Income Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fixed-Income Fund’s overall investment exposure and, as a result, its volatility.

High-Yield Risk is the risk that the Fixed-Income Fund’s non-investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fixed-Income Fund’s return and net asset value. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments.

Illiquid Investments Risk is the risk that because illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investments acquired by the Fixed-Income Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

Indexing Risk is the risk that because a portion of the Fixed-Income Fund follows an index replication strategy, the adverse performance of a particular security necessarily will not result in the elimination of the security from the International Equity Fund’s portfolio. Ordinarily, a sub-adviser using an index replication strategy will not sell the Fixed-Income Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the index, or as may be necessary to raise cash to pay Fixed-Income Fund shareholders who sell Fund shares. As such, the Fixed-Income Fund will be negatively affected by declines in the securities represented by the index. Also, there is no guarantee that a sub-adviser using an index replication strategy will be able to match the Fixed-Income Fund’s performance to that of the index. A sub-adviser may not be able to match the performance of the index it is seeking to replicate for a variety of reasons, such as expenses that the Fund has that the Index does not have. The Fixed-Income Fund’s assets are also subject to management risk, further described below.

Investment Company Risk is the risk that shareholders in the Fixed-Income Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fixed-Income Fund’s direct fees and expenses, which may involve duplication of management fees and certain other expenses. Investments in other funds also may increase the amount of taxes payable by investors in the Fixed-Income Fund. In addition, investments in other investment companies are subject to the risks associated with the underlying assets held by the investment companies, and investments in ETFs are subject to the following additional risks: (1) an ETF’s shares may trade above or below its net asset value; (2) an active trading market for the ETF’s shares may not develop or be maintained; (3) trading an ETF’s shares may be halted by the listing exchange; (4) a passively managed ETF may not track the performance of the reference asset; and (5) a passively managed ETF may hold troubled securities.

Liquidity Risk is the risk that the Fixed-Income Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like and the Fixed-Income Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on the Fixed-Income Fund’s performance.

Management Risk is the risk that a strategy used by the Fixed-Income Fund’s sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the sub-advisers may cause unintended results.

Market Risk is the risk that general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets, volatility in the equities market or adverse investor sentiment could cause the value of the Fixed-Income Fund’s NAV to decline, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. It includes the risk that a particular style of investing, such as growth or value, may underperform the market generally. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

Mortgage- and Asset-Backed Securities Risk includes various risks, including prepayment or call risk, which is the risk that a borrower's payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fixed-Income Fund reinvesting these early payments at lower interest rates, thereby reducing the Fixed-Income Fund's income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fixed-Income Fund.

Multi-Manager Risk is the risk that the sub-advisers’ investment styles will not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Fixed-Income Fund. The Fixed-Income Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Fixed-Income Fund’s assets to the sub-advisers. The Fixed-Income Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Fixed-Income Fund’s multi-manager approach may result in the Fixed-Income Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fixed-Income Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fixed-Income Fund.

Municipal Securities Risk generally depends on the financial and credit status of a municipal issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fixed-Income Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Portfolio Turnover Risk is the risk that high portfolio turnover may lead to increased Fixed-Income Fund expenses that may result in lower investment returns. High portfolio turnover may also result in higher short-term capital gains taxable to shareholders.

Sovereign Debt Risk refers to the risk that investments in sovereign debt securities (or foreign government debt securities) involves certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

TBA Transactions Risk is the risk of loss if the securities received are less favorable than what was anticipated by the Fixed-Income Fund when entering into the TBA transaction, or if the counterparty fails to deliver the securities.

U.S. Government Securities Risk is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored entities if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fixed-Income Fund may not be backed by the full faith and credit of the U.S. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

Valuation Risk is the risk that the sale price the Fixed-Income Fund could receive for a portfolio security may differ from the Fixed-Income Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fixed-Income Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fixed-Income Fund’s shares.

Performance

The following performance information provides some indication of the risks of investing in the Fixed-Income Fund. The bar chart below shows the annual total returns of the Fixed-Income Fund’s Institutional Class shares for the period indicated. The table below shows the average annual total returns, both before and after taxes, and how the Fixed-Income Fund’s Institutional Class performance compares to that of a broad-based securities market index. Index returns do not reflect deductions for fees, expenses or taxes. All returns assume reinvestment of dividends and distributions. Past performance, before and after taxes, is not necessarily an indication of how the Fixed-Income Fund will perform in the future. Updated performance information for the Fixed-Income Fund is available toll free by calling 1-833-PFM-MMST (1-883-736-6678) or by visiting our website at www.pfm.com/multiassetfunds.

Advisor Class and Class R shares have not commenced operations as of the date of this prospectus and therefore the returns shown below are for Institutional Class shares. Advisor Class and Class R shares would have substantially similar annual returns to Institutional Class shares because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

*	The Fixed-Income Fund commenced operations on December 29, 2017. Implementation of the investment strategy began on May 16, 2018. All assets were held in cash equivalents in the interim between inception (December 29, 2017) and implementation.

Best and Worst Quarter Returns (for the periods reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	0.66%	2Q/2018
Lowest Return	0.00%	1Q/2018

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns for the periods ended December 31, 2018

Fixed-Income Fund	1 Year	Since Inception December 29, 2017
Institutional Class
Return Before Taxes Based on NAV	1.31%	1.30%
Return After Taxes on Distributions	0.45%	0.44%
Return After Taxes on Distributions and Sale of Fund Shares	0.78%	0.63%
Bloomberg Barclays US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.01%	0.01%

Management

Investment Adviser	Portfolio Managers	Managed the Fixed-Income Fund Since:

PFM Asset Management LLC	Marc Ammaturo is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Alex Gurvich is a Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2018
	Biagio Manieri, CFA is the Managing Director of Multi-Asset Class Strategies of the Adviser and serves as current Chairman of PFM's Multi-Asset Class Investment Committee.	2017
	Surya Pisapati, CFA is a Senior Research Analyst for the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	John Spagnola is a Managing Director of the Adviser and a member of PFM’s Multi-Asset Class Investment Committee.	2017
	Mark Yasenchak, CFA is a Director of the Adviser and a member PFM’s Multi-Asset Class Investment Committee.	2017

Sub-Adviser	Portfolio Managers	Managed the Fixed-Income Fund Since:

Brown Brothers Harriman & Co.	Neil Hohmann, PhD is Head of Structured Products Research and Strategy.	2017

Sub-Adviser	Portfolio Managers	Managed the Fixed-Income Fund Since:
	Andrew Hofer is the Head of Taxable Portfolio Management and a Portfolio Manager.	2017

Nomura Corporate Research and Asset	Steve Kotsen, CFA, is a Managing Director and Portfolio Manager.	2017
Management Inc.	David Crall, is the Chief Investment Officer, Managing Director and Portfolio Manager.	2017
	Amy Yu Chang, CFA, is an Executive Director and Portfolio Manager.	2017

PineBridge Investments LLC	Robert A. Vanden Assem, CFA is a Managing Director and Head of Developed Markets Investment Grade Fixed Income.	2017
	Dana G. Burns is a Managing Director and Senior Portfolio Manager.	2017

PGIM, Inc.	Richard Piccirillo is a Principal and Senior Portfolio Manager.	2017
	Gregory Peters is a Managing Director and Senior Investment Officer.	2017
	Michael Collins is Managing Director and Senior Investment Officer.	2017

Teachers Advisors, LLC	Stephen M. Liberatore, CFA is a Managing Director and Fixed-Income Portfolio Manager.	2017

Not all of these sub-advisers may manage assets of the Fixed-Income Fund at all times.

Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

For important information about buying and selling Fixed-Income Fund shares, tax information, and financial intermediary compensation, please turn to “Buying and Selling Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 31 of the Prospectus.

BUYING AND SELLING FUND SHARES, TAX INFORMATION AND PAYMENTS TO BROKER DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Buying and Selling Fund Shares

You may purchase or sell (redeem) shares by making a request of the Domestic Equity Fund, International Equity Fund and Fixed-Income Fund (each, a “Fund” and collectively, the “Funds”) in writing to PFM Multi-Manager Series Trust, c/o State Street Bank and Trust Company, Attn: Transfer Agent, One Heritage Drive, Mail Code: OHD, North Quincy, Massachusetts 02171, or by telephone at 1-833-PFM-MMST (1-883-736-6678). You may also purchase or redeem shares by contacting your broker-dealer or other financial intermediary.

Each Fund’s initial and subsequent investment minimums generally are as follows, although the Funds may reduce or waive the minimums in some cases:

	Advisor Class	Institutional Class	Class R
Minimum Initial Investment	$25,000	$1,000,000	$1,000

Minimum Additional Investment	$0	$0	$0

Tax Information

Each Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUNDS

Each Fund is a series of PFM Multi-Manager Series Trust, a Delaware statutory trust (the “Trust”).A statement of the investment objective and principal investment policies, strategies and risks of each Fund is set forth above in the respective “Fund Summary.” This section provides additional information about the principal investment strategies the Funds’ management team may use, as well as the principal risks that may affect a Fund’s portfolio.

To the extent required by SEC regulations, shareholders of each Fund will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name.

In seeking to achieve the Funds’ investment objectives, the Funds’ management team also may invest in various types of securities and engage in various investment practices that are not the principal focus of the Funds and therefore are not described in this Prospectus. Each Fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval upon sixty (60) days’ prior written notice. Additional information about these other investments and portfolio management techniques and their associated risks is more extensively discussed in the Funds’ Statement of Additional Information (the “SAI”), which is available without charge upon request as described on the back cover of this Prospectus.

The Domestic Equity Fund can invest in derivative instruments, including futures contracts. The Domestic Equity Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The Fund does not seek to use derivatives extensively.

The International Equity Fund can invest in derivative instruments, including futures contracts and forward foreign currency contracts. The International Equity Fund can use uninvested cash to purchase futures contracts to gain exposure to equity markets. The International Equity Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund does not seek to use derivatives extensively.

A Fund’s Adviser or sub-advisers, as applicable, may sell an investment held by the Fund for a variety of reasons, including, but not limited to, changing market conditions, the value of the investment, and whether the investment remains consistent with the Fund’s investment objective and strategies.

When deemed appropriate by the Funds’ Adviser or investment sub-advisers for short term investment or defensive purposes, a Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s typical principal investment strategies. To the extent that a Fund employs a temporary defensive measure due to adverse market, economic, political or other conditions, the Fund may not achieve its investment objective.

From time to time, a Fund may hold a substantial position in cash or money market instruments to take advantage of future investment opportunities, meet redemption requests, or make other anticipated cash payments without selling portfolio securities. During periods of rising securities prices, a substantial cash position may result in “cash drag,” i.e., the opportunity cost of not being fully invested.

A Further Discussion of Risks

The Funds are subject to the principal risks noted below, listed in alphabetical order, any of which that apply may adversely affect the Funds’ NAV, yield, total return and ability to meet their investment objectives. You could lose all or part of your investment in a Fund, and a Fund could underperform other investments.

CLO Risk (Fixed-Income Fund). CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

Depositary Receipt Risk (Domestic Equity Fund and International Equity Fund). Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. The Funds may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

Derivatives (All Funds). A derivative is a financial instrument whose value is derived from, or based upon, the performance of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, which are described below.

Counterparty Risk. Certain derivatives do not trade on an established exchange (referred to as over-the-counter (“OTC”) derivatives) and are simply financial contracts between a Fund and a counterparty. When a Fund is owed money on an OTC derivative, the Fund is dependent on the counterparty to pay or, in some cases, deliver the underlying asset, unless the Fund can otherwise sell its derivative contract to a third party prior to its expiration. Many counterparties are financial institutions such as banks and broker-dealers and their creditworthiness (and ability to pay or perform) may be negatively impacted by factors affecting financial institutions generally. In addition, in the event that a counterparty becomes bankrupt or insolvent, a Fund’s ability to recover the collateral that the Fund has on deposit with the counterparty could be delayed or impaired. For derivatives traded on a centralized exchange, a Fund generally is dependent upon the solvency of the relevant exchange clearing house (which acts as a guarantor for each contractual obligation under such derivatives) for payment on derivative instruments for which the Fund is owed money.

Leverage Risk. Many derivatives do not require a payment up front equal to the economic exposure created by holding a position in the derivative, which creates a form of leverage. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset. Leverage may therefore make the Fund’s returns more volatile and increase the risk of loss. A Fund segregates or earmarks liquid assets with a value at least equal to the amount that the Fund owes the derivative counterparty each day, if any, or otherwise holds instruments that offset the Fund’s daily obligation under the derivatives instrument. This process is sometimes referred to as “cover.” The amount of liquid assets needed as cover will fluctuate over time as the value of the derivative instrument rises and falls. If the value of a Fund’s derivative positions or the value of the assets used as cover unexpectedly decreases, the Fund may be forced to segregate additional liquid assets as cover or sell assets at a disadvantageous time or price to meet its derivative obligations or to meet redemption requests, which could affect management of the Fund and the Fund’s returns. In certain market conditions, losses on derivative instruments can grow larger while the value of the Fund’s other assets fall, resulting in the Fund’s derivative positions becoming a larger percentage of the Fund’s investments.

Liquidity Risk. There is a smaller pool of buyers and sellers for certain derivatives, particularly OTC derivatives, than more traditional investments such as stocks. These buyers and sellers are often financial institutions that may be unable or unwilling to buy or sell derivatives during times of financial or market stress. Derivative instruments may therefore be less liquid than more traditional investments and the Fund may be unable to sell or exit its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. To the extent that a Fund is unable to exit a derivative position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the liquidity of the Fund and its ability to meet redemption requests may be impaired to the extent that a substantial portion of the Fund’s otherwise liquid assets must be used as margin or cover. Another consequence of illiquidity is that a Fund may be required to hold a derivative instrument to maturity and take or make delivery of the underlying asset that the Adviser or sub-adviser would otherwise have attempted to avoid.

Other Risks. Compared to other types of investments, derivatives may be harder to value and less tax efficient. In addition, derivatives strategies may not always be successful. For example, to the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. Changes in government regulation of derivatives may make derivatives more costly, may limit the availability of derivatives or may otherwise adversely affect the value or performance of derivatives. In addition, such regulations could affect the character, timing and amount of a Fund’s taxable income or gains.

Defaulted/Distressed Securities Risk (Fixed-Income Fund). Distressed securities are speculative and involve a substantial risk in addition to the risks of investing in high yield bonds discussed below under “High-Yield Risk.” It may be difficult to obtain reliable information as to the true financial condition of the issuer of a distressed security. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. A Fund will generally not receive interest payments on defaulted securities and may incur additional expenses if it is required to seek recovery upon default in the payment of principal or interest. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale. The Fund may lose its entire investment or be required to accept cash or securities with a value less than its original investment.

Emerging Markets Risk (International Equity Fund and Fixed-Income Fund). Securities listed and traded in emerging markets are subject to additional risks associated with emerging market economies. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets generally are less liquid and less efficient than developed securities markets. Certain emerging markets are also subject to the possibility of nationalization, expropriation or confiscatory taxation. Trading in emerging market countries can be expensive. To the extent a Fund invests in emerging markets, the value of Fund shares may be particularly sensitive to changes in the economics of such countries.

ESG Strategy Risk (Fixed-Income Fund). Certain of the Fixed-Income Fund’s sub-advisers may select investments in fixed-income securities issued by corporate entities or certain foreign governments using environmental, social, and governance (“ESG”) criteria (each an “ESG Strategy”). All such corporate issuers must meet or exceed minimum ESG performance standards to be eligible for investment under the applicable ESG Strategy. An ESG evaluation process may be conducted on an industry-specific basis and involves the identification of key performance indicators. An ESG Strategy will not generally invest in companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services. The Fixed-Income Fund, under an ESG Strategy may, but is not required to, invest in all corporate and foreign government issuers that meet these criteria. The ESG criteria an ESG Strategy takes into consideration are non-fundamental investment policies and may be changed without the approval of the Fixed-Income Fund’s shareholders.

Fixed-Income Securities Risk (Fixed-Income Fund). Fixed-income securities are subject to counterparty, interest rate, debt extension, prepayment, and credit (or default) risks, which are described below. Below investment grade fixed-income securities may be subject to these risks (including the risk of default) to a greater extent than other fixed-income securities.

Counterparty risk. Counterparty risk is the risk that the issuer or the guarantor of a fixed-income security will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations.

Interest rate risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when prevailing interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). This is especially true under current economic conditions as interest rates rise from historically low levels. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.

Debt extension risk. The issuer of a security held by the Fixed-Income Fund (such as a mortgage-related or other asset-backed security) may under certain circumstances make principal payments on such security later than expected. This may occur, for example, when interest rates rise. Such later than expected principal payments decrease the value of the security held by the Fund. In addition, as payments are received later than expected, the Fund may miss the opportunity to reinvest in higher yielding securities.

Prepayment risk. Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fixed-Income Fund earlier than expected or required. This may occur, for example, when there is a decline in interest rates, and an issuer of bonds or preferred stock redeems the bonds or stock in order to replace them with obligations on which it is required to pay a lower interest or dividend rate. It may also occur when there is an unanticipated increase in the rate at which mortgages or other receivables underlying mortgage- or asset-backed securities held by the Fund are prepaid. In any such case, the Fund may be forced to invest the prepaid amounts in lower-yielding investments, resulting in a decline in the Fund’s income.

Credit (or default) risk. Credit (or default) risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength, solvency of an issuer, and lack of or inadequacy of collateral or credit enhancements for a fixed-income security, may affect credit risk. Credit risk of a security may change over time, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. Ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

Liquidity risk. An economic downturn or period of rising interest rates could adversely affect the markets for fixed-income securities and reduce the Fixed-Income Fund’s ability to sell them.

Focus Risk (Domestic Equity Fund and International Equity Fund). Focus risk is the risk that to the extent a Fund’s investment strategy leads to sizable allocations to a particular market, sector or industry, the Fund may be more sensitive to any single economic, business, political, regulatory, or other event that occurs in that market, sector or industry. As a result, there may be more fluctuation in the price of a Fund’s shares.

Foreign Currency Risk (All Funds). Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of a Fund’s assets denominated in foreign currencies. Because a Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar and a Fund’s attempt to hedge currency exposure is unsuccessful. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency when measured in U.S. dollars, thereby decreasing the Fund’s overall NAV. Despite a Fund’s currency hedging strategy, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

Foreign Investments Risk (All Funds). Foreign securities include direct investments in non-U.S. dollar-denominated securities traded primarily outside of the U.S. and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as ADRS, GDRs, and EDRs.

Foreign securities fluctuate in price because of political, financial, social and economic events in foreign countries. A foreign security could also lose value because of more or less stringent foreign securities regulations and less stringent accounting, auditing, and disclosure standards. Foreign securities, and in particular foreign debt securities, are sensitive to changes in interest rates. In addition, investment in the securities of foreign governments involves the risk that foreign governments may default on their obligations or may otherwise not respect the integrity of their obligations. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates (see “Foreign Currency Risk” above), less complete financial information about the issuers, less market liquidity, more market volatility and political instability.

During the summer of 2016, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the EU. The Funds may be exposed to risks related to the UK’s withdrawal from the EU, including volatile trading markets and significant and unpredictable currency fluctuations. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact a Fund’s investments in securities issued by companies located in EU countries. There is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries leading up to, and following, its withdrawal. This uncertainty may affect other countries in the EU and elsewhere. The potential impact of these actions, especially if they occur in a disorderly fashion or if the UK and EU are unable to reach a withdrawal agreement, is not clear but could be significant and far-reaching. During the period leading up to the UK’s withdrawal and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of a Fund’s investments.

The risks of investing in foreign securities are greater for investments in emerging market issuers (see “Emerging Markets Risk” above).

Forward Commitments, When-Issued Securities, Delayed Delivery Transactions (Fixed-Income Fund). A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. Therefore, these transactions may have a leveraging effect on a Fund, making the value of an investment in the Fund more volatile and increasing the Fund’s overall investment exposure. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date.

Geographic Focus Risk (International Equity Fund). The performance of a Fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the country or region in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.

High-Yield Risk (Fixed-Income Fund). Below investment grade fixed-income securities, also known as "junk bonds," are rated below investment grade quality and may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Junk bonds are speculative in nature. They are usually issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. They may also be issued by highly leveraged companies, which may be less able to meet their contractual obligations than a less leveraged company. These bonds are rated “below investment grade.” These bonds have a higher degree of default risk and may be less liquid than higher-rated bonds. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of junk bonds generally and less secondary market liquidity. This potential lack of liquidity may make it more difficult to accurately value certain portfolio securities.

Illiquid Investments (Fixed-Income Fund). Illiquid investments include repurchase agreements and time deposits with notice/termination dates of more than seven (7) days, certain variable amount master demand notes that cannot be called within seven (7) days, certain insurance funding agreements, certain unlisted over-the-counter options and other securities that are traded in the United States but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, below investment grade non-agency mortgage-backed securities, and both foreign and domestic securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. These investments will all be subject to the Fund's 15% limit on illiquid investments.

Because illiquid investments may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund. Investing in Rule 144A securities could increase the level of the Fund’s illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities. Investments acquired by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions and/or investor perception.

Indexing Risk (All Funds). Some portion of the Funds’ assets may pursue an index replication strategy and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Fund’s portfolio. Ordinarily, a sub-adviser of an index replication strategy will not sell the Fund’s portfolio securities except to reflect additions or deletions of the securities that comprise the index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Fund will be negatively affected by declines in the securities represented by the Index.

There is no guarantee, however, that a sub-adviser will be able to correlate a Fund’s performance with that of the index because the sub-adviser’s ability to correlate the Fund’s performance, before expenses, may be affected by many factors, including, but not limited to, the manner in which the Index is calculated; the differences between the securities held in the Fund’s portfolio and those included in the Index; transaction costs; pricing differences; fees and expenses incurred by the Fund, but are not incurred by the Index; and the Fund’s holding of cash. This risk may be heightened during times of market volatility or other unusual market conditions. The sub-adviser(s) regularly monitor the correlation and, in the event the desired correlation is not achieved, the sub-adviser(s) will determine what additional investment changes may need to be made.

Investment Companies (All Funds). Investments in other investment companies subject a Fund to the same risks as any other investor in such investment company. A Fund also would bear a proportionate share of any fees and expenses paid by that company. These expenses would be in addition to the management and other fees paid directly by a Fund. A Fund’s investment in an ETF involves other considerations. In particular, shares of ETFs are listed and traded on securities exchanges, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in “creation units” and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF’s NAV. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF.

IPO Risk (Domestic Equity Fund and International Equity Fund). An IPO is a company’s first offering of stock to the public. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to Market Risk and Liquidity Risk, and sometimes experience significant price drops shortly after their initial issuance. The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and may have less experienced management, and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. There can be no assurance that the Fund will have favorable IPO investment opportunities.

Large-Capitalization Stock Risk (Domestic Equity Fund and International Equity Fund). Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Companies with large capitalization tend to go in and out of favor based on market and economic conditions and, while they can be less volatile than companies with smaller market capitalizations, they may also be less flexible in evolving markets or unable to implement change as quickly as their smaller counterparts. Accordingly the value of large-capitalization stocks may not rise to the same extent as the value of small or mid-cap companies under certain market conditions or during certain periods. For purposes of a Fund’s investment policies, the market capitalization of a company is based on its capitalization at the time the Fund purchases the company’s securities. Market capitalizations of companies change over time. A Fund is not obligated to sell a company’s security simply because, subsequent to its purchase, the company’s market capitalization has changed to be outside the capitalization range, if any, in effect for the Fund.

Liquidity Risk (All Funds). This is the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that a Fund would like or difficult to value. A Fund may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed-income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk (All Funds). This is the risk that a Fund’s investment strategy, the implementation of which is subject to a number of internal and external constraints, may not produce the desired results, including the risk that the Funds’ portfolio managers’ judgments about asset allocations may not be correct and could adversely affect a Fund’s performance.

Market Risk (All Funds). This is the risk that the value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers, real or perceived general economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. Securities markets may experience great short-term volatility and may fall sharply at times. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. The value of a Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs and competitive conditions within an industry. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. Price changes may be temporary or last for extended periods. The value of your investment could decline over short periods due to fluctuation in a Fund’s NAV in response to market movements, and over longer periods during market downturns.

Mortgage-Backed and Asset-Backed Securities (Fixed-Income Fund). In addition to credit and market risk, mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, may involve prepayment risk because the underlying assets (loans) may be prepaid at any time. Prepayment (or call) risk is the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as a mortgage-backed security) earlier than expected. This may happen during a period of declining interest rates. Under these circumstances, a Fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. The loss of higher yielding securities and the reinvestment at lower interest rates can reduce the Fund’s income, total return and share price.

The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the service agent, the financial institution providing the credit support or the counterparty. Like other fixed-income securities, when interest rates rise, the value of a mortgage- or asset-backed security generally will decline. Credit supports generally apply only to a fraction of a security’s value. However, when interest rates decline, the value of a mortgage- or asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. In addition, non-mortgage asset-backed securities involve certain risks not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. If the issuer of the security has no security interest in the related collateral, there is the risk that a Fund could lose money if the issuer defaults. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of mortgage-backed securities and will result in losses to the Fund. Investments in mortgage-backed securities comprised of investments in asset-backed securities of underperforming assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Multi-Manager Risk (All Funds). The risk that the sub-advisers’ investment styles will not always be complementary and the sub-advisers may make decisions that conflict with each other, which could affect the performance of the Fund. The Fund’s performance depends on the skill of the Adviser in selecting, overseeing, and allocating the Fund’s assets to the sub-advisers. The Fund’s value could decline as a result of less than optimal or poor asset allocation decisions. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The sub-advisers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. If a Fund replaces a sub-adviser, the new sub-adviser may restructure the investment portfolio, which may increase the Fund’s portfolio turnover rate.

Municipal Securities Risk (Fixed-Income Fund). The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Municipal obligations may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Municipal securities structured as revenue bonds are generally not backed by the taxing power of the issuing municipality but rather the revenue from the particular project or entity for which the bonds were issued. If the Internal Revenue Service determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could be treated as taxable, which could result in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Portfolio Turnover Risk (Fixed-Income Fund). A high portfolio turnover rate (100% or more) is likely to involve higher transaction costs, which could reduce the Fund’s return. It also may result in higher short-term capital gains that are taxable to shareholders.

Preferred Stock (Domestic Equity and International Equity Fund). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike most debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Preferred stock is sensitive to changes in an issuer’s creditworthiness and changes to interest rates, and may decline in value as interest rates rise.

Small- and Mid-Capitalization Investments Risk (Domestic Equity Fund and International Equity Fund). Investments in small and mid-capitalization companies involve greater risk and may be more volatile and less liquid than investments in larger capitalization stocks. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small and mid-capitalization companies include “unseasoned” issuers and may not have an established financial history or track record of success; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management or upon a small or inexperienced management group; and may be more susceptible to changing market conditions, losses and risks of bankruptcy. These securities may have returns that vary, sometimes significantly, from the overall securities market.

Transaction costs for small and mid-capitalization investments are often higher than those of larger capitalization companies. Investments in small and mid-capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Sovereign Debt Risk (Fixed-Income Fund). Investments in sovereign debt securities (or foreign government debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. A foreign government debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt burden, the foreign government debtor’s policy toward its principal international lenders and local political constraints. Certain issuers of foreign government debt may be dependent on disbursements from foreign governments, multinational agencies and other entities to reduce principal and interest arrearages on their debt. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

Stripped Securities Risk (Fixed-Income Fund). These securities are issued by the U.S. government (or an agency, instrumentality or a sponsored enterprise), foreign governments, banks and other issuers. They entitle the holder to receive either interest payments or principal payments that have been “stripped” from a debt obligation. These obligations include stripped mortgage-backed securities, which are derivative multi-class mortgage securities.

The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Stripped securities are very sensitive to changes in interest rates and to the rate of principal prepayments. A rapid or unexpected change in either interest rates or principal prepayments could depress the price of stripped securities held by a Fund and adversely affect the Fund’s total return.

TBA Transactions Risk (Fixed-Income Fund). TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that the counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.

Technology Risk (All Funds). The Adviser and each sub-adviser use various technologies in managing each Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for a Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively impact the Funds.

Temporary Investments Risk (All Funds). The Funds may temporarily hold cash and/or invest in short-term obligations including U.S. Government Obligations, high quality money market instruments (including commercial paper and obligations of foreign and domestic banks such as certificates of deposit, bank and deposit notes, bankers’ acceptances and fixed time deposits), and repurchase agreements with maturities of 13 months or less.

A Fund may not achieve its investment objective when it holds cash or invests its assets in short-term obligations or otherwise makes temporary investments. A Fund also may miss investment opportunities and have a lower total return during these periods.

U.S. Government Obligations Risk (Fixed-Income Fund). Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. The maximum potential liability of the issuers of some U.S. government securities held by a Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited.

An agency of the U.S. government has placed Fannie Mae and Freddie Mac into conservatorship, a statutory process with the objective of returning the entities to normal business operations. It is unclear what effect this conservatorship will have on the securities issued or guaranteed by Fannie Mae or Freddie Mac. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds).

Valuation Risk (All Funds). The sale price a Fund could receive for a security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Because portfolio securities of certain Funds may be traded on non-U.S. exchanges, and non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

A Further Discussion of Index Replication Strategies (All Funds)

The principal investment strategies of the Domestic Equity Fund and International Equity Fund include an index replication strategy whereby the Fund will invest in stocks in approximately the same proportion as they are represented in the Russell 3000® Index and MSCI ACWI ex USA Index, respectively. See ‘MORE INFORMATION ABOUT MARKET INDICES’ below for additional information about each of these indices.

From time to time, the Adviser may direct the sub-adviser(s) responsible for the index replication strategy to over-weight or under-weight certain segments of the applicable market and deviate from fully tracking the index in an attempt to outperform the index.

Commodity Exchange Act Exclusions

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”), and, therefore, the Adviser is not subject to registration or regulation as a CPO under the CEA with respect to the Funds. The terms of the CPO exclusion require each Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Funds’ SAI. Because the Adviser and each Fund intend to comply with the terms of the CPO exclusion at this time, each Fund will limit its investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The Commodity Futures Trading Commission has neither reviewed nor approved the Adviser’s or the Trust’s reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.

MORE INFORMATION ABOUT MARKET INDICES

Domestic Equity Fund

The Russell 3000® Index is an unmanaged index considered representative of the U.S. stock market. The Russell 3000® Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co. The Russell 3000® Index is a float-adjusted, market-capitalization weighted equity index that encompasses the top 3,000 stocks (ranked by total market capitalization) traded in the U.S. market and represents large, mid and small-cap stocks capturing approximately 99% of the investable universe. The index is based on the FTSE Russell Index Policies and FTSE Russell is the index provider. The index is reconstituted annually on the last Friday in June (based on ranking in May) unless the last Friday is on the 29th or 30th when reconstitution will occur on the previous Friday. The index is also reviewed on the third Friday of March, September and December for quarterly share changes, free float updates and IPO additions. As of September 30, 2018, 2018, the index consisted of 3,024 constituents.

International Equity Fund

The MSCI ACWI ex USA Index is an index considered representative of developed and emerging stock markets, excluding the United States. The MSCI ACWI ex USA Index captures large and mid-cap representation across 22 of 23 developed market countries (excluding the United States) and 24 emerging markets countries. The index covers approximately the top 85% by market capitalization of the global equity opportunity set outside the United States. The index is based on the MSCI Global Investable Market Indexes Methodology and MSCI Inc. is the index provider. The index is reviewed quarterly (February, May, August and November). During the May and November semi-annual index reviews, the index is rebalanced and the large and mid-capitalization cutoff points are recalculated. As of September 30, 2018, the index consisted of 2,166 constituents.

Fixed-Income Fund

The Bloomberg Barclays US Aggregate Bond Index is an index considered representative of U.S. investment grade bonds. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related, corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). To be included issues must have at least one year until final maturity and a minimum par amount outstanding that varies based on sector. For each index, Bloomberg maintains two universes of securities: the Returns (Backward) and the Projected (Forward) Universes. The composition of the Returns Universe is rebalanced at each month-end and represents the fixed set of bonds on which index returns are calculated for the next month. The Projected Universe is a forward-looking projection that changes daily to reflect issues dropping out of and entering the index but is not used for return calculations. On the last business day of the month (the rebalancing date), the composition of the latest Projected Universe becomes the Returns Universe for the following month. As of September 30, 2018, the index consisted of 10,133 constituents.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of their portfolio holdings is available in the SAI. In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year (September 30) and its second fiscal quarter (March 31) in its reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (December 31 and June 30, respectively) with the SEC on Form N-Q no later than sixty (60) days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov.

MANAGEMENT

Board of Trustees

The Board of Trustees of the Trust (the “Board”) has overall responsibility for overseeing the Funds’ management and operations. See “Management of the Trust” in the SAI for the names of and other information about the Trustees and officers of the Funds. The Board oversees the Adviser and each sub-adviser and establishes policies that the Adviser and sub-advisers must follow in their fund-related management activities. The day-to-day operations of the Funds are the responsibilities of the officers and various service organizations retained by the Funds.

Investment Adviser

PFM Asset Management LLC is the investment adviser of the Funds. The Adviser is an indirect, wholly-owned subsidiary of PFM I, LLC, which is owned by senior employees of the Adviser and its affiliates. Its primary place of business is located at 213 Market Street, Harrisburg, Pennsylvania, 17101-2141. The Adviser’s primary business is to provide a variety of investment management services to public sector employers, not-for-profit institutions, investment vehicles, including an investment program for each Fund, and other institutional clients. As of September 30, 2018, the Adviser’s discretionary assets under management were in excess of $89.4 billion.

The Adviser has delegated responsibility for the day-to-day investment management of the Funds to the sub-advisers, subject to the oversight and supervision of the Adviser. The Adviser maintains overall responsibility for the management and investment of the assets of the Funds and responsibility for all advisory services furnished by any sub-adviser, and supervises each sub-adviser in its performance of its duties for the applicable Fund. The Adviser evaluates and selects the sub-advisers and makes recommendations to the Board about the hiring, termination and replacement of a sub-adviser and oversees, monitors and reviews the sub-advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions.

The Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available. Shares of the Funds are offered to participants in an investment advisory program developed by the Adviser that provides asset allocation recommendations to investors based on an evaluation of each investor’s objectives and risk tolerance (the Multi-Asset Class Management program or “MACM”).

Manager-of-Managers Structure

The SEC has granted the Adviser and the Trust an exemptive order that allows the Funds to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Funds will, however, inform shareholders of the hiring of any new sub-adviser within ninety (90) days after the hiring. The SEC exemptive order provides the Funds with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Funds is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Adviser also, subject to the review and approval of the Board: sets the Fund’s overall investment strategy; evaluates, selects and recommends sub-advisers to manage all or a portion of the Fund’s assets; and implements procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser allocates and, when appropriate, reallocates the Fund’s assets among sub-advisers and monitors and evaluates the sub-advisers’ performance.

Sub-Advisers

The Sub-Advisers are responsible for the day-to-day investment management of the Funds. The names and addresses of the Sub-Advisers are set forth below.

Fund	Sub-Adviser	Strategy	Sub- Adviser Since
PFM Multi-Manager Domestic Equity Fund	Champlain Investment Partners, LLC 180 Battery Street Burlington, Vermont 05401	Mid-Capitalization	Inception
	Nuance Investments, LLC 4900 Main Street, Suite 220 Kansas City, Missouri 64112	All-Capitalization	Inception
	SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Index Replication	Inception
	Vaughan Nelson Investment Management, L.P. 600 Travis, Suite 6300 Houston, Texas 77002	All-Capitalization	Inception
	Jacobs Levy Equity Management, Inc. 100 Campus Drive, 2nd Floor West Florham Park, New Jersey 07932	Small-Capitalization	2019
PFM Multi-Manager International Equity Fund	Aristotle Capital Management, LLC 11100 Santa Monica Boulevard, Suite 1700 Los Angeles, California 90025	International Developed Markets	Inception
	J O Hambro Capital Management Limited 53 State Street, 13th Floor Boston, Massachusetts 02109	International Small-Capitalization	Inception
	Lazard Asset Management LLC 30 Rockefeller Plaza, 55th Floor New York, New York 10112	Total International Markets	Inception
	SSGA Funds Management, Inc. One Iron Street Boston, Massachusetts 02210	Index Replication	Inception
PFM Multi-Manager Fixed-Income Fund	Brown Brothers Harriman & Co. 140 Broadway New York, New York 10005	Structured Fixed-Income	Inception
	Nomura Corporate Research and Asset Management Inc. 309 W 49th Street New York, New York 10019	High Yield	Inception
	PineBridge Investments LLC	Investment Grade Credit	Inception

399 Park Avenue, 4th Floor New York, New York 10022
PGIM, Inc. 655 Broad Street Newark, New Jersey 07102	Core Fixed-Income	Inception
Teachers Advisors, LLC 730 Third Avenue, 12th Floor New York, New York 10017	Core Fixed-Income	Inception

Portfolio Managers

PFM Multi-Manager Domestic Equity Fund Portfolio Managers

Champlain Investment Partners, LLC (“Champlain”)

Mr. Scott T. Brayman, CFA, has served as Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner of Champlain since September 2004. In addition, Mr. Brayman has led the Adviser’s investment team since the firm’s inception in September 2004. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. (“NL Capital”) and served as a portfolio manager at Sentinel Advisors Company (“Sentinel”) where he was employed from June 1995 to September 2004. At Sentinel he was responsible for managing small-cap and core mid-cap strategies. Prior to joining NL Capital and Sentinel, he served as a portfolio manager and Director of Marketing at Argyle Capital Management in Allentown, Pennsylvania. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his CFA designation in 1995 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 33 years of investment experience.

Mr. Corey N. Bronner, CFA, Partner of Champlain, has been a member of the investment team since April 2010. Prior to joining Champlain, Mr. Bronner was an analyst focusing primarily on the financial services industry at Duff & Phelps Corporation. He was a credit analyst with the commercial lending group at Merchants Bank, a subsidiary of Merchant Bancshares, Inc., before joining Duff & Phelps Corporation. Mr. Bronner graduated magna cum laude from the University of Vermont with a Bachelor of Science in Business Administration. He earned his CFA designation in 2011 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 11 years of investment experience.

Mr. Joseph M. Caligiuri, CFA, Partner of Champlain, joined Champlain in 2008 as an Operations Analyst and moved to the investment team in 2010. His experience includes internships at Sheaffer & Roland Consulting Engineers as a business operations analyst and Sopher Investment Management as a research assistant. Mr. Caligiuri graduated from Saint Michael’s College with a Bachelor of Arts in Philosophy. He earned his CFA designation in 2015 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 10 years of investment experience.

Mr. Joseph J. Farley, Partner of Champlain, has been a member of the investment team since August 2014. Prior to joining Champlain, Mr. Farley was a founder and portfolio manager of Kelvingrove Partners, LLC, an investment management firm focused on technology, media, and telecommunications, where he was employed from 2008 to 2013. His investment management career began at Private Capital Management, where he was the managing director of investment research and a portfolio manager. Mr. Farley spent over 10 years as a securities analyst on Wall Street, and held senior investment research and management roles at Morgan Stanley, Donaldson Lufkin & Jenrette, and UBS. He began his career as a market analyst with AT&T. Mr. Farley earned Masters and Bachelor of Arts degrees from the University at Albany, State University of New York. He has more than 26 years of investment experience.

Mr. Erik C. Giard-Chase, CFA, Partner of Champlain, joined Champlain as an intern in 2008 and was hired as a quantitative analyst in 2009. He spent part of his time performing analyst work on the investment team and in 2012, he moved to a full time analyst position. Prior to joining Champlain, Mr. Giard-Chase was an intern at Wachovia Securities. Mr. Giard-Chase graduated cum laude from the University of Vermont with a Bachelor of Science in

Mathematics. He earned his CFA designation in 2013 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 9 years of investment experience.

Mr. Robert D. Hallisey has been a member of the investment team of Champlain since August 2016. Prior to joining Champlain, Mr. Hallisey was a member of Fidelity’s fund manager due diligence team. Mr. Hallisey’s experience includes coverage of the small and mid cap health care sector at BlackRock, Sirios Capital, and John Hancock Funds. Mr. Hallisey graduated from Saint Michael’s College with a Bachelor of Science in Business Administration and earned his MBA from Babson College. He has more than 24 years of investment experience.

Mr. Andrew J. Hanson, CFA, Partner of Champlain, has been a member of the investment team of Champlain since September 2010. Prior to joining Champlain, Mr. Hanson worked for International Data Corporation (“IDC”) where he managed IDC’s U.S. PC Tracker, covered network and endpoint security, and supported the network, telecom, communications and channels research teams. Mr. Hanson graduated from Connecticut College with a Bachelor of Arts in International Relations. He earned his CFA designation in 2015 and is a member of the CFA Institute and the Vermont CFA Society. He has more than 11 years of investment experience.

Mrs. Courtney A. Willson has been a member of the investment team of Champlain since May 2018. Prior to joining Champlain, Mrs. Willson held Equity Research Associate roles with Cowen & Company from 2014 to 2018, where she focused on retailing/specialty stores, luxury, broadlines, and department stores, and RBC Capital Markets from 2011 to 2014, where she focused on apparel retail. Mrs. Willson graduated with a Bachelor of Arts in Economics and Sociology from Boston College. She has more than 8 years of investment experience.

Jacobs Levy Equity Management, Inc.

Bruce I. Jacobs, Principal, co-founded Jacobs Levy Equity Management in 1986. He is co-chief investment officer, portfolio manager, and co-director of research. Formerly he was First Vice President of the Prudential Insurance Company of America, where he served as Senior Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company and Managing Director of the Pension Asset Management Group. Prior to that, he was on the finance faculty of the University of Pennsylvania's Wharton School and consulted to the Rand Corporation.

Dr. Jacobs has a B.A. from Columbia College, an M.S. in Operations Research and Computer Science from Columbia University's School of Engineering and Applied Science, an M.S.I.A. from Carnegie Mellon University's Graduate School of Industrial Administration, and an M.A. in Applied Economics and a Ph.D. in Finance from the Wharton School. He serves on the Journal of Portfolio Management Advisory Board, has served on the Financial Analysts Journal Advisory Council, and was an Associate Editor of the Journal of Trading. Dr. Jacobs also served on the Committee to Establish the National Institute of Finance and was a member of its successor, the Office of Financial Research Discussion Forum. He is Chair of the Advisory Board of the Jacobs Levy Equity Management Center for Quantitative Financial Research at the Wharton School.

Kenneth N. Levy, Principal, co-founded Jacobs Levy Equity Management in 1986. He is co-chief investment officer, portfolio manager, and co-director of research. Formerly he was Managing Director of a quantitative equity management affiliate of the Prudential Asset Management Company. Prior to that, he was responsible for quantitative research at Prudential Equity Management Associates.

Ken has a B.A. in Economics from Cornell University, an M.B.A. and an M.A. in Business Economics from the University of Pennsylvania's Wharton School, and completed all requirements short of the dissertation for a Ph.D. at Wharton. He is a CFA charterholder and has served on the CFA Candidate Curriculum Committee, POSIT Advisory Board, and the investment board of a community foundation. Ken is on the Advisory Board of the Jacobs Levy Equity Management Center for Quantitative Financial Research at the Wharton School.

Nuance Investments, LLC

Scott Moore, CFA is President and Chief Investment Officer and has served as the lead portfolio manager at Nuance Investments since the founding of the firm in November 2008. For the decade before co-founding Nuance, Scott managed more than $10 billion in institutional, intermediary and mutual fund assets for American Century Investments (ACI). Prior to becoming a Portfolio Manager, he spent three years as an Investment Analyst at ACI, specializing in the telecommunications, utility and industrial sectors. He also worked as an Investment Analyst at Boatmen's Trust Company in St. Louis, Missouri, and at ACI as a Fixed Income Investment Analyst. Scott holds a Bachelor of Science (BS) in finance from Southern Illinois University, and a Masters of Business Administration (MBA) with an emphasis in finance from the University of Missouri.

Chad Baumler, CFA is a Vice President and Portfolio Manager and has served as the portfolio manager at Nuance Investments since June 2014. Before joining Nuance, Chad served as Portfolio Manager for American Century Investments, where he co-managed American Century Value fund and American Century Market Neutral Value fund. Prior to becoming a Portfolio Manager at ACI, he spent six years as an Investment Analyst specializing in the energy and finance sectors. Chad also has experience working in the commercial real estate industry at CB Richard Ellis, Inc. in Kansas City, Missouri. Chad graduated from the University of Northern Iowa with a Bachelor of Arts (BA) in finance. He has a MBA with a concentration in finance from the University of Texas, McCombs School of Business.

SSGA Funds Management, Inc. (“SSGA”)

Eric J. Viliott is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions investment team. He is responsible for a variety of passive equity strategies including exchange traded products as well as optimized separately managed tax-efficient strategies. While with SSGA, Eric has also held roles conducting research and analysis to assist in the unwind of clients' concentrated equity positions. He was also responsible for the optimization and management of actively managed taxable equity portfolios within the Private Asset Management team. Prior to joining SSGA in 2000, Eric was with Putnam Investments where he provided research and analysis for the Quantitative Equity Research Team. He has been working in the investment management field since 1995. Eric completed his undergraduate degree with a BA in Finance from the School of Management at the University of Massachusetts in Amherst and earned a Master of Science degree in Finance from Boston College. In addition, Eric has achieved the designation of Chartered Financial Analyst (CFA) as well as the designation of Certified Financial Planner (CFP®). He is also a member of CFA Institute, The Financial Planning Association and the Boston Security Analysts Society.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA, Mr. Lee worked as a portfolio manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. Previously, he was a member of the GTAA team at Analytic Investors where he managed active global asset allocation portfolios and developed quantitative models. Before working in the investment management field, he was with Oracle as a software development manager. Mr. Lee is a Chartered Financial Analyst (CFA) charter holder and holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina.

Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG's Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in

Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

Charles McGinn is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group (ISG), where he manages a variety of portfolios. As a member of the Exposure Management Team within ISG, he is responsible for the oversight of over $10 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group's separate accounts, he is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group's Country Selection strategy. As the lead portfolio manager of the Country Selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. He is also an active participant in making tactical calls in all of the portfolios where ISG has been given discretion. In addition, Mr. McGinn is responsible for the management of the SEI Dynamic Asset Allocation Funds registered in the United Sates and the United Kingdom. Prior to his current role, Mr. McGinn was an operations analyst at SSGA, where he specialized in developed and emerging market equity funds. He has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science in Business Administration.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Scott J. Weber, CFA, serves as portfolio manager at Vaughan Nelson where he has been serving in investment capacity since 2003. Prior to that, Scott worked as Senior Associate and Vice President of Investment Banking at RBC Capital Markets. Scott had also spent years as an associate at Deutsche Banc Alex Brown and a Treasury Analyst at Freeport-McMoRan, Inc. Scott studied Natural Resources at The University of the South and received his M.B.A. from Tulane University.

Chris D. Wallis has been with Vaughan Nelson since 1999. Chris is currently the CEO, CIO, and portfolio manager. Prior to Vaughan Nelson, he spent a year as an associate at Simmons & Company International and 5 years at Cooper & Lybrand, LLP as a manager. Chris got his B.B.A. at Baylor University and his M.B.A. at Harvard Business School.

PFM Multi-Manager International Equity Fund Portfolio Managers

Aristotle Capital Management, LLC (“Aristotle”)

The portfolio management team is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer, Geoffrey S. Stewart, CFA, Principal and Portfolio Manager – International, and Sean M. Thorpe, Principal and Portfolio Manager – International. Messrs. Gleicher, Stewart and Thorpe are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Howard Gleicher, CFA, has 34 years of investment experience. He is the founder, Chief Executive Officer, Chief Investment Officer and Principal of Aristotle. Prior to founding Aristotle, Mr. Gleicher was the strategist for MetWest Capital’s Large Cap Intrinsic Value, International Core Value, and Global Intrinsic Equity strategies. He also served as a senior analyst with MetWest Capital’s investment team. Mr. Gleicher departed MetWest Capital in October 2010 and continued to manage the private fund at Aristotle Capital, commencing in November 2010. Mr. Gleicher founded Aristotle in 2006, and Aristotle registered with the SEC in January 2011. He is currently Chief Executive Officer, Chief Investment Officer and Principal of Aristotle. Prior to co-founding MetWest Capital, Mr. Gleicher served as principal, portfolio manager and Investment Policy Committee member with PalleyNeedelman Asset Management, Inc. and as vice president and equity portfolio manager with Pacific Investment Management Company. Mr. Gleicher holds Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and an MBA from Harvard Business School.

Geoffrey S. Stewart, CFA, has 20 years of investment experience. Mr. Stewart is a Principal, Portfolio Manager - International and a member of Aristotle’s research team. He was an Analyst and portfolio manager with Reed, Conner & Birdwell, LLC (“RCB”) from September 2003 to January of 2012 with responsibility for co-managing the International strategy (RCB combined its business with Aristotle in January 2012). Prior to

RCB, he served as an equity analyst at Oppenheimer & Company. Mr. Stewart holds a Bachelor of Arts degree in History from Duke University.

Sean M. Thorpe has over 30 years of investment experience. Mr. Thorpe is a Principal, Portfolio Manager - International, and a member of Aristotle’s research team. Mr. Thorpe was an Analyst and portfolio manager with RCB from September 2007 to January of 2012 with responsibility for co-managing the International strategy (RCB combined its business with Aristotle in January 2012). Prior to RCB, Mr. Thorpe served as Senior Vice President for Shamrock Holdings, LLC, where he specialized in activist investments for domestic small cap companies. He was also Managing Director for Mandeville Partners, LLC, a Los Angeles based private equity firm, for more than a decade, where he was involved in mergers and acquisitions throughout Latin America. He has held positions as the Vice President in Strategic Planning at Salick Health Care, Inc. and as financial analyst for both Kidder Peabody & Co. and Drexel Burnham Lambert, Inc. Mr. Thorpe holds a Bachelor of Arts degree in Economics and Finance from the University of California, Los Angeles.

J O Hambro Capital Management Limited (“JOHCM”)

Robert Cresci joined JOHCM in February 2013. Robert is a Senior Fund Manager for the JOHCM International Small Cap Equity Fund and has 27 years industry experience. Prior to joining JOHCM, Robert was most recently employed as Lead Portfolio Manager at Harding Loevner where he launched and managed an international small cap equity strategy in December 2006. Prior to December 2006, Mr. Cresci’s roles have included Principal at London-based Arethusa Asset Management LLP from July 2005 – November 2006 and Senior Portfolio Manager at Sagitta Asset Management from January 1997 – July 2005, managing international small and mid-cap portfolios. Mr. Cresci holds a BA in Statistical Mathematics from Boston College University, MA along with an MBA in Finance from Fordham University, NY.

Lazard Asset Management LLC (“Lazard”)

Michael G. Fry is a Portfolio Manager/Analyst on various international equity teams at Lazard. He began working in the investment field in 1981. Prior to joining Lazard in 2005, Michael was Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities with UBS Global Asset Management, and was also previously with Armstrong Jones Fund Management, Schroder Investment Management, and Price Waterhouse in Australia. He has a BE from Flinders University, Australia. Michael is a member of the Institute of Chartered Accountants in Australia and an associate of the Financial Services Institute of Australasia.

Michael Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He also coordinates the activities of Lazard's Investment Council. Michael began working in the investment field since 1986. Prior to joining Lazard in 1992, Michael was with G.E. Investment Corporation, Keith Lippert Associates and became a CPA while at Arthur Andersen. He has an MBA from University of Chicago and a BS in Accounting from New York University.

Kevin Matthews is a Portfolio Manager/Analyst on the International Equity and International Equity Select teams. Prior to joining the investment teams, he was a Research Analyst with a background in financials, automotive, aerospace, and capital goods sectors. He began working in the investment field in 2001 when he joined Lazard. Kevin has a BA in Politics and Philosophy from St. Chad's College, Durham University.

Michael Powers is a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

John Reinsberg is Deputy Chairman of Lazard responsible for oversight of the firm's international and global strategies. He is also a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1981. Prior to joining Lazard in 1992, John was Executive Vice President with General Electric Investment Corporation and Trustee of the General Electric Pension Trust. He was also previously with Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. John has an MBA from Columbia University and a BA from the University of Pennsylvania. He is an Overseer of the University of Pennsylvania School of Arts and Sciences, Chairman of the University of Pennsylvania Huntsman Program Advisory Board, a Trustee of the NPR Foundation

(National Public Radio), a Member of the Board of Directors of the Alliance for Cancer Gene Therapy, and a Member of the Board of Directors of the U.S. Institute (Institutional Investor).

SSGA Funds Management, Inc. (“SSGA”)

Eric J. Viliott is a Vice President of SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions investment team. He is responsible for a variety of passive equity strategies including exchange traded products as well as optimized separately managed tax-efficient strategies. While with SSGA, Eric has also held roles conducting research and analysis to assist in the unwind of clients' concentrated equity positions. He was also responsible for the optimization and management of actively managed taxable equity portfolios within the Private Asset Management team. Prior to joining SSGA in 2000, Eric was with Putnam Investments where he provided research and analysis for the Quantitative Equity Research Team. He has been working in the investment management field since 1995. Eric completed his undergraduate degree with a BA in Finance from the School of Management at the University of Massachusetts in Amherst and earned a Master of Science degree in Finance from Boston College. In addition, Eric has achieved the designation of Chartered Financial Analyst (CFA) as well as the designation of Certified Financial Planner (CFP®). He is also a member of CFA Institute, The Financial Planning Association and the Boston Security Analysts Society.

Karl Schneider, CAIA, is a Managing Director of SSGA and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group’s passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.

Philip Lee, CFA, is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group (ISG). He is responsible for developing and implementing investment solutions for clients, including strategic and tactical global asset allocation, cash equitization, and exposure management strategies. Prior to joining SSGA, Mr. Lee worked as a portfolio manager at Russell Investments, helping develop and implement various overlay strategies for large institutional clients. Previously, he was a member of the GTAA team at Analytic Investors where he managed active global asset allocation portfolios and developed quantitative models. Before working in the investment management field, he was with Oracle as a software development manager. Mr. Lee is a Chartered Financial Analyst (CFA) charter holder and holds a Master degree in Business Administration with a concentration in Finance from UCLA Anderson School of Management, a Master degree in Computer Science from UC Santa Barbara, and a Bachelor of Science degree in Computer Systems from Universidad CAECE in Argentina.

Michael Martel is a Managing Director of SSGA and the Head of Portfolio Management in the Americas for SSGA’s Investment Solutions Group (ISG). In this role, he is responsible for the design and management of multi-asset class strategies geared towards meeting the investment objectives of a broad and diverse client base. His work with clients includes aligning assets with long and short-term investment objectives, tactical asset allocation, and employing overlay strategies to enhance return and better manage risks. Prior to this role, Mr. Martel led ISG's Exposure Management Team. He has been working in the investment management field since 1992. Mr. Martel holds a Bachelor of Arts degree in Economics from the College of the Holy Cross and Master degrees in both Finance and Business Administration from the Carroll School of Management at Boston College.

Charles McGinn is a Vice President of SSGA and a Senior Portfolio Manager in the Investment Solutions Group (ISG), where he manages a variety of portfolios. As a member of the Exposure Management Team within ISG, he is responsible for the oversight of over $10 billion worth of client assets with exposure to equities and fixed income invested globally. As a result, Mr. McGinn has extensive experience in trading derivatives. In addition to managing several of the group's separate accounts, he is part of the team responsible for managing the Target Retirement series of portfolios as well as being the lead portfolio manager of the group's Country Selection strategy. As the lead portfolio manager of the Country Selection strategy, Mr. McGinn is responsible for recommending all of the investment calls. He is also an active participant in making tactical calls in all of the portfolios where ISG has been given discretion. In addition, Mr. McGinn is responsible for the management of the SEI Dynamic Asset Allocation Funds registered in the United Sates and the United Kingdom. Prior to his current role, Mr. McGinn was an operations analyst at SSGA, where he specialized in developed and emerging market equity funds. He has been working in the investment management field since 1988. Mr. McGinn is a graduate of Salem State College, where he earned a Bachelor of Science in Business Administration.

PFM Multi-Manager Fixed-Income Fund Portfolio Managers

Brown Brothers Harriman & Co. (“BBH”)

Neil Hohmann, PhD is Head of Structured Products Research and Strategy and a portfolio manager for BBH Investment Management. Prior to joining BBH Investment Management in 2006, he was a director of structured products at Munich Re and also a director of research in capital markets at Swiss Re. Mr. Hohmann holds an undergraduate degree in Economics from Yale University where he graduated Magna Cum Laude with Distinction, and a PhD in Economics from the University of Chicago.

Andrew Hofer is the Head of Taxable Portfolio Management and a portfolio manager for BBH Investment Management. He joined BBH in 1988 and spent his first 10 years as a generalist banker and then a financial institutions specialist. He transferred to BBH Investment Management in 1998 as the Head of Insurance Asset Management and from 2003-2006 was BBH Investment Management’s Chief Operating Officer and Head of Risk Management. Mr. Hofer holds an undergraduate degree in East Asian Studies from Yale University and an MIA from Columbia University.

Nomura Corporate Research and Asset Management Inc. (“NCRAM”)

Steve Kotsen, CFA, is a Managing Director and Portfolio Manager. He joined NCRAM in December 1998 and has been a Portfolio Manager for NCRAM’s high yield bond investments since 2000. Upon joining NCRAM he worked as a credit analyst primarily responsible for the Gaming, Lodging, Leisure, Metals and Mining, Chemicals, Homebuilding, Building Products, Printing, Publishing, and Shipping industries. From July 1995 until December 1998 he was a portfolio manager at Lazard Frères Asset Management for a $2 billion investment-grade portfolio. Thereafter, he became a generalist high yield research analyst and later managed an $85 million double-B rated high yield portfolio. Mr. Kotsen received his M.B.A. in Finance from Columbia Business School in 1995, and his B.A. in International Relations from Princeton University in 1991. Mr. Kotsen is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

Amy Yu Chang, CFA, is an Executive Director and Portfolio Manager. She currently manages NCRAM's higher credit quality accounts, including the Clydesdale Strategy. She has been a high yield bond portfolio manager, primarily managing Japanese retail long-only accounts, since 2007. Prior to that, she was an assistant portfolio manager of various long-only high yield accounts at NCRAM since 2004, and an analyst in the high yield group at NCRAM for various industries including Retail, Apparel, Food, Restaurants, Technology, and Business Services since 1999. Ms. Yu Chang received her B.S. in Biology from Yale University in 1999. She is a CFA® charterholder, a member of the CFA Institute, and a member of the New York Society of Security Analysts.

David Crall, CFA, is the Chief Investment Officer (CIO) and a Managing Director with NCRAM. As CIO since January 2010, he leads the investment activities and investment team of NCRAM. He is the Chairman of NCRAM’s Investment Committee and Portfolio Manager of the Global High Yield Strategy. He is also on NCRAM's Management Committee and Risk Monitoring Committee. Previously, he was a portfolio manager and co-head of the high yield bond team at NCRAM, encompassing primarily high yield bonds but also public-side management of loans and distressed investments, since 2000. Prior to that, he was a portfolio manager of various high yield accounts at NCRAM since 1997, and an analyst in the high yield group at NCRAM for various industries since 1992. Mr. Crall received his B.A. from Yale University in 1992. He is a CFA® charterholder, a member of the CFA institute, and a member of the New York Society of Security Analysts.

PineBridge Investments LLC

Robert A. Vanden Assem, CFA is a Managing Director and Head of Developed Markets Investment Grade Fixed Income. Mr. Vanden Assem joined the firm in 2001 and is a Managing Director and Head of Developed Markets Investment Grade Fixed Income. He is responsible for the management of high grade institutional and retail fixed income portfolios. Previously, Mr. Vanden Assem worked at Morgan Stanley Dean Witter Advisors as a Portfolio Manager for the MSDW Strategist and Variable Strategist mutual funds, in addition to other institutional and individual fixed income assets. He also managed institutional and individual monies exclusively at Dean Witter InterCapital, the precursor to MSDW Advisors. He received a BS in Accounting from Fairleigh Dickinson University and an MBA in Finance from New York University. He is a CFA charterholder.

Dana G. Burns is a Managing Director and Senior Portfolio Manager of investment grade fixed income. Mr. Burns joined the firm in 2007 and is a Managing Director and Senior Portfolio Manager of PineBridge Investments’ Investment Grade Credit Team. He is responsible for the management of high grade institutional and retail fixed income portfolios. Mr. Burns’ primary focus at the firm is the management of investment grade total return portfolio and high quality insurance company assets. Previously, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account Group at Morgan Stanley. Additionally, Mr. Burns managed assets for high net-worth individuals through Morgan Stanley’s Private Wealth Management Group (PWM). Mr. Burns’ investment industry experience began in 1997. Mr. Burns received a BS in Business Administration from the University of Richmond and an MBA from New York University.

PGIM, Inc.

Richard Piccirillo is a Principal and senior portfolio manager for PGIM Fixed Income’s Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies, having co-managed this strategy since 2012. He is also a member of the Global Rates and Securitized Products Team focusing on CMBS. Mr. Piccirillo has specialized in mortgage-and asset- backed securities since joining PGIM Financial in 1993. Before joining PGIM, Mr. Piccirillo was a fixed income analyst with Fischer Francis Trees & Watts. Mr. Piccirillo started his career as a financial analyst at Smith Barney. He received a BBA in Finance from George Washington University and an MBA in Finance and International Business from New York University.

Gregory Peters is a Managing Director and Senior Investment Officer of PGIM Fixed Income and has co-managed the strategy since 2014. He is also senior portfolio manager for Core, Long Government/Credit, Core Plus, Absolute Return, and other multi-sector Fixed Income strategies. Prior to joining PGIM Fixed Income, Mr. Peters was the Chief Global Cross Asset Strategist at Morgan Stanley and responsible for the firm's macro research and asset allocation strategy. In addition, he was Morgan Stanley's Global Director of Fixed Income & Economic Research and served on the Firm Risk, Investment, Asset Allocation, Global Credit, and Global Fixed Income Operating Committees. Earlier, Mr. Peters worked at Salomon Smith Barney and the Department of U.S. Treasury. Mr. Peters has been recognized by Institutional Investor magazine for his efforts in macro, fixed income, high yield and investment grade strategies. He was also recently recognized as Business Insider's Top Analysts and Top Analyst's to watch by CEO World. Mr. Peters earned a BA in Finance from The College of New Jersey and an MBA from Fordham University. He is also a member of the Fixed Income Analyst Society and the Bond Market Association.

Michael Collins is Managing Director and Senior Investment Officer for PGIM Fixed Income and has co-managed the strategy since 2009. He is also senior portfolio manager for Core Plus, Absolute Return, and other multisector Fixed Income strategies. Previously, Mr. Collins was a High Yield Portfolio Manager and Fixed Income Investment Strategist. He continues to work closely with the high yield team and other credit teams on portfolio strategy and construction. Earlier he was a credit research analyst, covering investment grade and high yield corporate credits. Additionally, he developed proprietary quantitative international interest rate and currency valuation models for our global bond unit. Mr. Collins began his career at PGIM Financial in 1986 as a software applications designer. He received a BS in Mathematics and Computer Science from the State University of New York at Binghamton and an MBA in Finance from New York University. Mr. Collins holds the Chartered Financial Analyst (CFA) designation and is a Fellow of the Life Management Institute (FLMI). Mr. Collins is Treasurer for the Board of Trustees of the Center for Education Advancement (CEA).

Teachers Advisors, LLC (“TIAA”)

Stephen M. Liberatore is the lead portfolio manager for TIAA Investments’ public markets responsible investment fixed income mandates that incorporate Environmental, Social and Governance (ESG) criteria and impact investing, including the Social Choice Bond strategy, and holds responsibility for investment strategy and securities selection. Prior to joining TIAA in 2004, Stephen also held positions at Nationwide Mutual Insurance Co. and Protective Life Corporation, where he was responsible for portfolio management, credit research and trading for both total return and liability-driven assets. Stephen is a member of the initial executive committee of the Green Bond Principles and the CERES Green Bond Working Group. Stephen holds a BS from the State University of New York at Buffalo and an MBA in finance and operations from Wake Forest University’s Babcock Graduate School of Management. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society North Carolina and the CFA® Institute.

The Funds’ SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Management Fees and Other Expenses

As compensation for its services and its assumption of certain expenses, the Adviser is entitled to a fee, computed daily and payable monthly, at an annual rate listed below (as a percentage of each respective Fund’s average daily net assets). The Adviser compensates each sub-adviser for providing investment advice and analysis and for managing its respective portion of the Fund’s assets allocated to it from time to time by the Adviser. The fees payable to each sub-adviser and the Adviser are computed daily and paid monthly.

Fund Name	Advisory Fee as a Percentage of Average Daily Net Assets
Domestic Equity Fund	0.29%
International Equity Fund	0.50%
Fixed-Income Fund	0.40%

The Adviser has contractually agreed to waive its investment advisory fees equal to an amount of 0.05% and 0.10% of the average annual net assets of the Domestic Equity Fund and International Equity Fund, respectively, through January 28, 2020. To the extent that the Adviser’s fee waiver is not sufficient to bring a Fund’s net annual operating expenses below the expense limitations listed in the table below, the Adviser has agreed by contract to waive certain fees and/or reimburse certain expenses through January 28, 2020 so that Total Annual Fund Operating Expenses (exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger, liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses) do not exceed the following amounts of average daily net assets of the Funds:

Fund Name	Expense Limitation
Domestic Equity Fund	0.38%
International Equity Fund	0.63%
Fixed-Income Fund	0.55%

The fee waiver and expense limitation agreement may be terminated at any time, and without payment of any penalty, by the Board of the Trust, on behalf of a Fund, upon sixty (60) days’ written notice to the Adviser. The fee waiver and expense limitation agreement may not be terminated during its term by the Adviser without the consent of the Board of the Trust. The Adviser will be permitted to recoup fees waived or expenses paid pursuant to the expense limitation agreement to the extent that a Fund’s expenses in later periods fall below the amounts set forth above, so long as the recoupment is within three years from the date on which the fees were waived or expenses paid. The total amount of reimbursement to which the Adviser may be entitled shall not exceed an amount that would cause a share class to exceed its expense cap in place at the time the advisory fees were waived or expenses were incurred, or the expense cap currently in place, whichever is less.

A discussion regarding the basis of the Board’s approval of the investment advisory agreement between the Trust, on behalf of the Funds, and the Adviser and the sub-advisory agreements between the Adviser, on behalf of the Funds, and each sub-adviser is available in the Funds’ annual and semi-annual reports to shareholders for the periods ended September 30 and March 31, as applicable.

SHAREHOLDER INFORMATION

How Fund Shares Are Priced

The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund’s Advisor Class, Institutional Class and Class R shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Valuation Time may be changed in case of an emergency or if the NYSE closes other than at a time of 4:00 p.m. Eastern time. Please see “Valuation and Determination of Net Asset Value” in the SAI for more information.

Market or fair values of the Funds’ portfolio securities are determined as follows:

•	Domestic equity securities listed on a national securities exchange or stock market for which market quotations are readily available: at the official closing price, if any, or the last reported sale price of the day (on the exchange or stock market where the security is principally traded). In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices, or if such prices are not available, the security will be fair valued as further described below.

•	Domestic equity securities traded on the over-the-counter (“OTC”) markets: at the official closing price, if any, or the last reported sale price of the day. In the absence of such reported prices: at the mean between the most recent quoted bid and asked prices. Other than with respect to OTC bulletin board securities, if the most recent quoted bid and asked prices are not available, the official closing price, if any, or the last reported sale price for the prior day will be used, or the security may be fair valued. With respect to OTC bulletin board securities, if only the most recent quoted bid price is available, at such bid price or if only the most recent quoted asked price is available, the security will be fair valued as further described below.

•	Foreign equity securities: at the official closing price, if any, or the last reported sale price at the close (or if the foreign market is not closed at the time of valuation, the last reported sale price at the time of valuation) of the exchange on which the securities are principally traded. In the absence of such reported prices: at the most recent quoted bid price, or if such price is not available, the security will be fair valued as further described below.

•	Bond and other fixed-income securities: based on prices provided by independent pricing services or other reasonably reliable sources, including brokers/dealers.

•	Short-term investments purchased with an original or remaining maturity of 60 days or less: at amortized cost, which approximates market value.

•	Shares of an open-end investment company: at the open-end investment company’s NAV (the prospectuses for such investment companies contain information on those investment companies’ fair valuation procedures and the effects of fair valuation).

•	Forward currency contracts: based on prices provided by an independent pricing service. State Street Bank and Trust Company, the Funds’ administrator and custodian, will interpolate prices when the life of the contract is not the same as a life for which quotations are offered.

The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in good faith in accordance with methodologies and procedures adopted by the Board. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. The Board has adopted valuation procedures establishing methodologies for the valuation of the Funds’ portfolio securities and has delegated day-to-day responsibility for fair value determinations to the Adviser. The Sub-Advisers assist the Adviser in valuing the portion of the portfolio of the Fund that they sub-advise. Fair value determinations are subject to review and ratification, if appropriate, by the Board at its next scheduled meeting after the fair valuations are determined. Although the Funds’ valuation procedures are designed to value a security at the price a Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by a Fund. The Funds’ use of fair value pricing may help deter “stale price arbitrage” as discussed below under “Frequent Purchases and Sales of Fund Shares.”

Trading of foreign securities in many foreign markets may be completed at times that vary from the closing of the NYSE. The Funds value foreign securities at the latest market price in the foreign market immediately prior of the close of regular trading on the NYSE. If there is no such reported price, or if there is no trading volume, the most recent quoted bid price will be used. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars using the prevailing exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares. Therefore, the value of the portfolio of a Fund holding foreign securities may change on days when shareholders will not be able to buy or redeem shares.

For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability.

For purposes of calculating the NAV, foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier that day. For securities that trade on weekends or other days when the Fund does not price its shares, the value of such securities may change on days when shareholders will not be able to purchase or redeem shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by a Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed1, and the value of a Fund’s portfolio may change on days when an investor is not able to purchase, redeem or exchange shares. The calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Please see the SAI for additional information on how NAV is calculated.

1 The NYSE typically is open from Monday through Friday, 9:30 a.m. to 4:00 p.m., Eastern time. NYSE, NYSE Arca, NYSE Bonds and NYSE Arca Options markets will generally close on, and in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas.

How to Purchase Shares

Shares of the Funds can be purchased either directly from the Funds, or through certain broker-dealers or financial intermediaries, so long as they have an agreement with PFM Fund Distributors, Inc., the Funds’ distributor (the “Distributor”). All purchases are subject to acceptance by the Funds, and the price of the shares will be the NAV that is next computed after receipt by the transfer agent, State Street Bank and Trust Company (the “Transfer Agent”), or other authorized agent of sub-agent, of the purchase in “good order”. Payments may be made by wire in U.S. dollars and by checks drawn on U.S. banks. No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, official bank checks, credit card checks or money orders) will be accepted. The Funds do not accept third-party checks (except for properly endorsed third party checks in connection with an IRA rollover). If your payment is not received or you pay with a check or Automated Clearing House (“ACH”) transfer that does not clear, your purchase will be cancelled and you will be responsible for any losses or fees a Fund or the Transfer Agent may incur as a result. In limited circumstances, completed purchases may be cancelled when the Trust or the Transfer Agent receives satisfactory instructions that a trade order was placed in error.

Purchases are subject to certain additional fees as described below.

Good order means that the request includes:

•	Fund name and account number;
•	Amount of the transaction (in dollars or shares);
•	Signatures of all owners exactly as registered on the account (for written requests);
•	Medallion signature guarantee, if required;
•	Corporate/Institutional accounts only: A certified corporate resolution dated within the last six months (or a certified corporate resolution and letter of indemnity) must be on file with the Transfer Agent; and
•	Any supporting legal documentation that may be required.

Payment of share purchase price is not considered part of good order. If your request is received after 4:00 p.m. Eastern time it will be priced at the next business day’s NAV.

The Adviser may pay all or a portion of the charges of various financial service firms and specified benefit plans that make shares available to their customers. Subject to tax limitations and approval by the Board, a Fund may also pay a portion of these charges representing the expenses the Fund would otherwise incur in maintaining these separate shareholder accounts directly.

To purchase Advisor Class shares directly from the Funds, you need to complete and sign an account application and send it, together with your payment for the shares, to the Transfer Agent at the address set forth below. After your initial purchase, you may purchase additional shares by telephone by electing this service on your new account application. You may thereafter purchase shares on any business day by contacting PFM or the Transfer Agent at 1-833-PFM-MMST (1-883-736-6678).

You also may purchase Advisor Class shares through selected securities dealers, and their designees, with whom the Distributor has sales agreements. Authorized dealers and financial services firms may charge you a transaction fee. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Transfer Agent. You may or may not need to complete and sign an account application when purchasing through a dealer or financial intermediary, depending on its arrangements with the Funds. The dealer or financial intermediary may or may not accept telephone purchase orders, depending on its arrangement with the Funds. The Funds will be deemed to have received a purchase or redemption order when these authorized dealers and financial service firms, or, if applicable, their authorized designee, determine that it is in good order and accept a purchase or redemption order. Orders received by the Funds in good order will be priced at the Fund’s NAV next computed after they are accepted by the authorized dealers or financial services firms or their authorized designee.

To purchase additional shares via Automated Clearing House (“ACH”), contact PFM or the Transfer Agent at 1-833-PFM-MMST (1-883-736-6678), to initiate an electronic transfer from your bank account. You may establish electronic transfer capabilities on your account application or by sending written instructions to the Transfer Agent.

Assuming the Transfer Agent or the Funds properly act on telephone instructions and follow reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor a Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order as long as the Transfer Agent or the Funds takes reasonable measures to verify the order.

The Transfer Agent or Adviser, in their sole discretion, may accept or reject any order for purchase of Fund shares if it involves unsuitable business practices such as market timing, late trading, or unsuitable investments. In the interest of economy and convenience to investors, the Funds do not issue certificates representing Fund shares.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to refuse purchases if, in the judgment of the Trust or the Adviser or a Sub-Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances. See “Frequent Purchases and Sales of Fund Shares” below for more information.

The Funds do not accept new accounts held in the name of persons or entities that do not have both a valid social security number (or tax identification number) and a permanent U.S. street address.

Paying for Shares

Sending application or documents by mail:

If you are sending documents via U.S. mail, express delivery, registered mail or certified mail, your account application should be sent to:

PFM Multi-Manager Series Trust

c/o State Street Bank and Trust Company

Attn: Transfer Agent

One Heritage Drive

Mail Code: OHD

North Quincy, Massachusetts 02171

Paying for shares by wire:

Prior to sending a wire, please notify State Street Bank and Trust Company at 1-617-662-7100 to insure proper credit to your account.

Direct your bank to wire funds as follows:

State Street Bank and Trust Company

ABA: 011000028

DDA: 11415726

Account Name: PFM

Ref: Shareholder Account Name / Number

For further credit to: PFM Multi-Manager Series Trust (specify share class, shareholder’s name, exact account title, Fund number and account number).

Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Minimum Account Size

The minimum initial investment for the Advisor Class of the Funds is $25,000, the minimum initial investment for Institutional Class of the Funds is $1,000,000, and the minimum initial investment for Class R of the Funds is $1,000.

Investments made pursuant to MACM’s allocations and reallocations will not be subject to a minimum initial investment. The Trust reserves the right at any time to vary the initial investment minimums.

Transactions made through your broker-dealer or other financial intermediary may be subject to charges imposed by the broker-dealer or financial intermediary, who may also impose higher initial or additional amounts for investment than those established by the Funds.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Distributor and Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth, social security number and other information and documentation that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Distributor or Transfer Agent are unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at NAV at the time of redemption.

Investment Options

Each Fund consists of three classes: Advisor Class, Institutional Class and Class R shares. Each Fund currently offers only Institutional Class shares. The classes differ to the extent they bear certain class specific minimums and expenses. When choosing a share class (once available), it is important to consider your method of investing, directly with the Funds or through certain dealers or other financial intermediaries; eligibility requirements that may apply to purchases of a particular class; the amount you plan to invest; and the expenses of each class.

There are no initial sales charges or deferred sales charges for any share class of a Fund. There is a separate 12b-1 Plan for each Fund’s Advisor Class and Class R shares. There is no 12b-1 Plan for the Funds’ Institutional Class shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares) is 0.25% for Advisor Class shares and 0.50% for Class R shares; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time. No Rule 12b-1 plan fee is currently charged to the Funds, and there are no current plans in place to impose a Rule 12b-1 plan fee. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges. More extensive information about the Trust’s multi-class arrangements is included in the SAI.

IN ADDITION TO THE INFORMATION IN THIS PROSPECTUS, YOU MAY OBTAIN MORE INFORMATION ABOUT SHARE CLASSES AT WWW.PFM.COM/MULTIASSETFUNDS, FROM THE SAI OR BY CALLING YOUR FINANCIAL CONSULTANT.

How to Redeem or Exchange Shares

General Information

You may withdraw any part of your account by selling shares either directly from the Transfer Agent, if you hold your shares directly, or through dealers or financial intermediaries through which you hold your shares. The sale price of your shares will be the Fund’s next-determined NAV after the Transfer Agent or an authorized agent or sub-agent receives all required documents in good order (as term is defined above). If the Transfer Agent, an authorized agent or sub-agent receives a redemption request in good order before the close of trading on the NYSE (generally 4:00 p.m. Eastern time) that transaction will be priced at that day’s NAV. If the request is received after close of trading on the NYSE, it will be priced at the next business day’s NAV. Redemption requests that contain a restriction as to the time, date or share price at which the redemption is to be effective will not be honored. You can redeem less than all of your shares, but if you retain shares with a value below a minimum amount (as determined by the Fund and described in this Prospectus), your account may be closed at the discretion of the Fund. See “Redemption by a Fund” below.

By Mail

Written requests via U.S. mail, express delivery, registered mail or certified mail should be directed to:

PFM Multi-Manager Series Trust

c/o State Street Bank and Trust Company

Attn: Transfer Agent

One Heritage Drive

Mail Code: OHD

North Quincy, Massachusetts 02171

Written redemption requests must be submitted and signed exactly as the account is registered. Such requests may require a signature guarantee and additional documents. See “Signature Guarantees/Other Documents” below.

By Telephone

You may redeem shares by telephone by electing this service on the new account application. You may thereafter redeem shares on any business day by calling the Funds at 1-833-PFM-MMST (1-883-736-6678), until the close of the NYSE, normally 4:00 p.m., Eastern time.

Redemption proceeds will be mailed to your address of record, or if previously established, sent to your bank account via wire or ACH using instructions on file with the Transfer Agent.

The Fund and the Transfer Agent will not be liable for following telephone instructions reasonably believed to be genuine. You may be responsible for any fraudulent telephone order as long as the Transfer Agent or the Fund takes reasonable measures to verify the order. In this regard, the Transfer Agent will require personal identification information before accepting a telephone redemption order.

Exchanging Your Shares - Additional Information

You may exchange shares of one Fund into shares of another Fund of the same class by contacting the Transfer Agent. An exchange is a taxable transaction.

Shares will be exchanged at their respective NAV, computed as of the close of trading on the NYSE on the day you request the exchange. There is no charge for the exchange privilege. Any exchange must meet the applicable minimum investment amount for the Fund and share class into which the exchange is being made. You should carefully review the description of the Fund into which you plan to exchange because the new Fund may have different fees, expenses and investment risks.

Redeeming Your Shares - Additional Information

Redemptions through Dealers

Shares held in a dealer’s “street name” must be redeemed through the dealer and cannot be made by shareholders directly. You must submit a redemption request to your dealer. Dealers may charge for this service, and they may have particular requirements that you may be subject to. Contact your authorized dealers for more information.

Redemption by a Fund

The Funds have the right to redeem your shares at current NAV at any time and without prior notice if and to the extent that such redemption is necessary to reimburse a Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for. A Fund reserves the right to redeem a shareholder account (after 30 days’ prior written notice and the opportunity to reestablish the account balance), when the value of the Fund’s shares in the account falls below $25,000 with respect to Advisor Class shares of the Fund, falls below $1,000,000 with respect to Institutional Class shares of the Fund, or falls below $1,000 with respect to Class R shares of the Fund, due to redemptions. Whether the Funds will exercise the right to redeem shareholder accounts will be determined by the Adviser on a case-by-case basis.

Redemption Payments

Under normal circumstances, the Funds expect to meet redemption requests through the sale of investments held in cash or cash equivalents. Funds may also choose to sell portfolio assets for the purpose of meeting such requests. In situations in which investment holdings in cash or cash equivalents are not sufficient to meet redemption requests or during stressed market conditions, a Fund will typically borrow money through a bank line-of-credit. Each Fund further reserves the right to distribute “in kind” securities from the Fund’s portfolio in lieu (in whole or in part) of cash under certain circumstances, including under stressed market conditions.

In all cases, your redemption price is the NAV per share next determined after your request is received in good order. Redemption proceeds normally will be sent within three business day, but not later than seven calendar days, after receipt of a redemption request. The Funds may suspend the right of redemption or postpone the payment of redemption proceeds at times when the NYSE is closed or under other circumstances in accordance with interpretations or orders of the SEC.

The Funds will not, however, mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. There is no such delay when shares being redeemed were purchased by wiring Federal Funds. Your redemption proceeds can be sent by check, made payable to you, to your address of record or by wire transfer on days that commercial banks are open to the bank account designated on your application or an account previously authorized. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent by check to an address other than the address of record or if the address of record has been changed within 30 days of the redemption request or by wire to a destination other than your bank account of record must be in writing and must include a Medallion signature guarantee. Domestic wire transfers are subject to a fee of $15.00, which will be deducted from the redemption proceeds. Neither the Funds, nor the Transfer Agent, will be responsible for any delays in wired redemption proceeds due to heavy wire traffic over the Federal Reserve System.

Redemptions In-Kind

The Funds reserve the right to make payment in securities or other portfolio investments rather than cash under unusual circumstances or in order to protect the interests of remaining shareholders. Redemptions in-kind may occur at any time and are not limited to times of market stress, specific types of shareholders, or redemptions of a specific size. Events that are more likely to result in redemption in-kind include shareholder requests (provided that the redemption will not have an unfair impact on the remaining shareholders), large redemptions that could raise potential adverse consequences to remaining shareholders, as a means of discouraging or preventing disruptive shareholder misconduct, or during periods of heavy redemptions or market stress. Securities used to redeem Fund shares will be valued as described in “How Fund Share Prices are Calculated” above. Redemptions in-kind may only be made with liquid investments. To the extent a Fund makes a redemption-in-kind, such redemption would typically be a pro-rata portion of Fund assets. A shareholder will bear market risk for the securities received as a result of a redemption-in kind and a shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption-in kind.

Signature Guarantees/Other Documents

For documents requiring a signature guarantee, such guarantee must be obtained from an “eligible guarantor institution,” which includes certain banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations participating in a signature guarantee program recognized by the Securities Transfer Association (a “Medallion Guarantee”). A notary public is not an acceptable guarantor. Signature guarantees are required in certain situations, including on any:

•	redemption proceeds payable to and/or mailed to anyone other than the registered shareholder, or
•	requests to transfer shares.

The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”), and NYSE, Inc. Medallion Signature Program (“NYSE MSP”).

Additional documents may be required when shares are registered in the name of a corporation, partnership, association, agent, fiduciary, trust, estate or other organization. Additional tax documents may also be required in the case of redemptions from IRA accounts maintained at the Transfer Agent. For further information, call PFM or the Transfer Agent toll free at 1-833-PFM-MMST (1-883-736-6678).

Dividend Reinvestment Program

Dividends and capital gains distributions are automatically reinvested into any share class of any Fund in which you have an existing account, unless otherwise noted. You may notify the Transfer Agent in writing to:

•	Choose to receive dividends or distributions (or both) in cash; or

•	Change the way you currently receive distributions.

Your taxable income is the same regardless of which option you choose. For further information about dividend reinvestment, call PFM or the Transfer Agent toll free at 1-833-PFM-MMST (1-883-736-6678).

Dividends and Distributions

The Fixed-Income Fund declares dividends monthly and distributes all of its net investment income, if any, to shareholders as dividends monthly. The Domestic Equity Fund and International Equity Fund each declare and distribute net investment income to shareholders as dividends at least annually. Each Fund makes distributions of its net realized capital gains, if any, at least annually. Unless you elect to receive your dividends and distributions in cash, your dividends and distributions will be reinvested in additional shares of the same share class of the Fund at NAV calculated as of the payment date.

Participants in 401(k) plans or other retirement plans will receive dividends and distributions in the form of additional Fund shares if the participant owns shares of a Fund on the date the dividend or distribution is allocated. Therefore, a participant will not receive a dividend or distribution if the participant does not own shares of the applicable Fund on the date the dividend or distribution is allocated.

The Funds pay distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the NAVs of the Funds’ shares will be reduced by the amount of the payment.

Annual Statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Householding

Householding is a method of delivery in which a single copy of certain shareholder documents are delivered to investors who share the same address and are members of the same family, even if their accounts are registered under different names. Each Fund currently households. If you are no longer interested in householding and would like to have each investor, at the same address, receive individual copies of prospectuses and other shareholder documents, please contact your dealer or call 1-833-PFM-MMST (1-883-736-6678). We will begin sending your individual copies with the next scheduled mailing.

Taxes

Each Fund intends to elect and qualify each year as a regulated investment company under the Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. A Fund’s failure to qualify as a regulated investment company, however, would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met. Because the income of the Fixed-Income Fund is primarily derived from investments earning interest rather than dividend income, generally none or only a small portion of the income dividends paid to you by the Fixed-Income Fund is anticipated to be qualified dividend income eligible for taxation by individuals at long-term capital gain tax rates.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem (“covered shares”). Cost basis will be calculated using the Funds’ default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by a Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by a Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts.

After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends and distributions” and “Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. The Funds reserve the right, but do not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Funds reserve the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading. The maximum amount of time the Funds will take to reject or cancel a transaction is 48 hours. Shareholders will be notified of the Funds’ intention to restrict exchanges of shares at least 60 days in advance of such action.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. These risks may be relatively higher for the International Equity Fund because it invests significantly in foreign securities and an investor may seek to take advantage of a delay between the change in value of the Fund’s foreign portfolio securities and the determination of the Fund’s NAV as a result of different closing times of U.S. and foreign markets by buying or selling Fund shares at a price that does not reflect their true value. Your Funds’ management team has established procedures to mitigate these risks. Please see “How Fund Share Prices Are Calculated” for more information.

The Funds do not accommodate frequent purchases and redemptions of the Funds’ shares by the Funds’ shareholders. The Board has adopted policies and procedures designed to deter frequent purchases and redemptions. To minimize the negative effect of frequent purchases and redemptions on the Funds and their shareholders, the Funds’ management team reserves the right to reject, in their sole discretion, any purchase order (including an exchange from another Fund) from any investor they believe has a history of abusive trading or whose trading, in their judgment, has been or may be disruptive to the Funds. If the Funds detect that an investor has made two “material round trips” in any period (as determined by the Adviser), it will generally reject the investor’s future buy orders, including exchange buy orders, involving a Fund. For these purposes, a “round trip” is a purchase or exchange into a Fund followed by a sale or exchange out of a Fund. A “material” round trip is one that is deemed by the Funds to be material in terms of its amount or its potential detrimental impact on the Funds. Independent of this limit, the Funds may, in their discretion, reject future buy orders by any person, group or account that appears to have engaged in any type of excessive trading activity. These limits generally do not apply to automated transactions or transactions by registered investment companies that invest in the Funds using a “fund of funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. In making this judgment, accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Funds retain the right to modify these restrictions at any time without prior notice to shareholders.

On a periodic basis, the Adviser will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Funds, or in multiple accounts that are known to be under common control. Redemptions meeting these criteria will be investigated for possible inappropriate trading.

Certain accounts, and omnibus accounts in particular, include multiple investors and typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Funds. Therefore, it becomes more difficult for the Funds’ management team to identify market timing or other abusive trading activities in these accounts, and the Funds’ management team may be unable to eliminate abusive traders in these accounts from a Fund. Identification of abusive traders may further be impaired by limitations of the operational systems and other technical issues. Whenever abusive or disruptive trading is identified, the Funds’ management team will encourage omnibus account intermediaries to address such trading activity directly.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may place the Funds at a disadvantage.

DISTRIBUTION ARRANGEMENTS

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor, on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Advisor Class and Class R shares of each Fund (“distribution fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

There is a separate 12b-1 Plan for each Fund’s Advisor Class and Class R shares. There is no 12b-1 Plan for the Funds’ Institutional Class shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Advisor Class and Class R 12b-1 Plans (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares) is 0.25% and 0.50%, respectively; however, the Board of Trustees has determined not to authorize payment of a Rule 12b-1 plan fee at this time.

No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of each Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges. More extensive information about the Trust’s multi-class arrangements is included in the SAI.

Payments to Financial Firms

Additional information regarding payments to financial firms can be found in the SAI under the heading “Revenue Sharing.”

FINANCIAL HIGHLIGHTS

The financial highlight tables on the following pages are intended to help you understand the financial performance of each Fund since inception. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information presented in the table has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Funds' financial highlights and financial statements, is included in the Annual Report to shareholders, which is available upon request. The returns shown are those of the Institutional Class shares. Advisor Class and Class R shares had not commenced operations prior to the Funds’ most recent fiscal year end.

Financial Highlights

For the Year Ended September 30, 2018(1)

PFM Multi-Manager Domestic Equity Fund

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

Net Asset Value, Beginning of Year	$10.00

Investment Operations:
Net Investment Income(2)	0.12
Net Realized and Unrealized Gain (Loss)(3)	0.64
Total from Investment Operations	0.76
Net Asset Value, End of Year	$10.76
Total Return(4),(5)	7.60%

Ratios/Supplemental Data:(6)
Net Assets, End of Year (000’s omitted)	$594,994

Ratios to Average Net Assets of:
Expenses, Net of Expense Waivers	0.38%
Expenses, Prior to Expense Waivers	0.55%
Net Investment Income	1.54%
Portfolio Turnover Rate	13%

(1)	For the period December 29, 2017 (commencement of operations) through September 30, 2018.
(2)	Based on average daily shares outstanding.
(3)	Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is not annualized for periods of less than one year.
(5)	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
(6)	Ratios are annualized for periods less than one year.

PFM Multi-Manager International Equity Fund

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

Net Asset Value, Beginning of Year	$10.00

Investment Operations:
Net Investment Income(2)	0.15
Net Realized and Unrealized Gain (Loss)(3)	(0.46)

Total from Investment Operations	(0.31)
Net Asset Value, End of Year	$9.69
Total Return(4),(5)	(3.10)%

Ratios/Supplemental Data:(6)
Net Assets, End of Year (000’s omitted)	$314,739

Ratios to Average Net Assets of:
Expenses, Net of Expense Waivers	0.63%
Expenses, Prior to Expense Waivers	1.09%
Net Investment Income	2.08%
Portfolio Turnover Rate	21%

(1)	For the period December 29, 2017 (commencement of operations) through September 30, 2018.
(2)	Based on average daily shares outstanding.
(3)	Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is not annualized for periods of less than one year.
(5)	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
(6)	Ratios are annualized for periods less than one year.

PFM Multi-Manager Fixed-Income Fund

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

Net Asset Value, Beginning of Year	$10.00

Investment Operations:
Net Investment Income(2)	0.23
Net Realized and Unrealized Gain (Loss)(3)	(0.10)
Total from Investment Operations	0.13

Distributions From:
Net Investment Income	(0.11)
Total Distributions to Shareholders	(0.11)
Net Asset Value, End of Year	$10.02
Total Return(4),(5)	1.27%

Ratios/Supplemental Data:(6)
Net Assets, End of Year (000’s omitted)	$490,127

Ratios to Average Net Assets of:
Expenses, Net of Expense Waivers	0.55%
Expenses, Prior to Expense Waivers	0.73%
Net Investment Income	3.00%
Portfolio Turnover Rate	218%

(1)	For the period December 29, 2017 (commencement of operations) through September 30, 2018.
(2)	Based on average daily shares outstanding.
(3)	Amount shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(4)	Total return is not annualized for periods of less than one year.
(5)	Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
(6)	Ratios are annualized for periods less than one year.

USEFUL SHAREHOLDER INFORMATION

You will find more information about the Funds in the following documents:

Shareholder Reports. Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. A Fund’s annual report discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (“SAI”). The SAI provides more detailed information about each Fund. It is incorporated by reference into (and is legally a part of) this Prospectus.

How to Obtain Additional Information.

•	You can obtain shareholder reports or the SAI upon request, without charge, make inquiries or request other information about the Funds by contacting PFM or the Transfer Agent at 1-833-PFM-MMST (1-883-736-6678), writing the Funds at 213 Market Street, Harrisburg, Pennsylvania, 17101-2141, or visiting the Funds’ website at www.pfm.com/multiassetfunds or calling your financial consultant.

•	Reports and other information about the Funds are available on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov<mailto:publicinfo@sec.gov>.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell their shares.

How to Reach PFM Multi-Manager Series Trust

Please send all requests for information or transactions to:

PFM Multi-Manager Series Trust

c/o State Street Bank and Trust Company

Attn: Transfer Agent

One Heritage Drive

Mail Code: OHD

North Quincy, Massachusetts 02171

You may contact us by telephone at 1-833-PFM-MMST (1-883-736-6678).

You can also visit our website at:

www.pfm.com/multiassetfunds

Investment Company Act File Number: 811-23282

PFM MULTI-MANAGER SERIES TRUST (THE “TRUST”)

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2019

	Advisor Class *	Institutional Class	Class R*
	Ticker Symbol	Ticker Symbol	Ticker Symbol
PFM Multi-Manager Domestic Equity Fund	N/A	N/A	N/A
PFM Multi-Manager International Equity Fund	N/A	N/A	N/A
PFM Multi-Manager Fixed-Income Fund	N/A	N/A	N/A

The classes listed above with an asterisk (*) have not yet commenced operations as of the date of this Statement of Additional Information (‘‘SAI’’).

This Statement of Additional Information dated January 28, 2019 (the “SAI”), is not a prospectus. This SAI should be read in conjunction with the prospectus dated January 28, 2019, for PFM Multi-Manager Domestic Equity Fund (the “Domestic Equity Fund”), PFM Multi-Manager International Equity Fund (the “International Equity Fund”) and PFM Multi-Manager Fixed-Income Fund (the “Fixed-Income Fund”) (each, a “Fund and collectively, the “Funds” or “Multi-Manager Funds”) of the Trust (the “Prospectus”). Copies of the Prospectus and the Trust’s annual and semi-annual reports to shareholders may be obtained without charge by writing to PFM Fund Distributors, Inc. the Trust’s principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), 213 Market Street, Harrisburg, Pennsylvania, 17101-2141, by visiting the Trust’s website at www.pfm.com/multiassetfunds or by calling 1-833-PFM-MMST (1-883-736-6678). Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS SAI OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

ORGANIZATION OF TRUST

The Trust is an open-end management investment company. Each Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a series of the Trust that was formed as a Delaware statutory trust on December 21, 2016 under an Agreement and Declaration of Trust (the “Trust Agreement”).

MULTI-MANAGER STRUCTURE

The Funds are managed by PFM Asset Management LLC (“PFM or the “Investment Adviser”) and one or more asset managers who are unaffiliated with the Investment Adviser (each a “Sub-Adviser” and together, the “Sub-Advisers”). Subject to review by the Board of Trustees of the Trust (the “Board”), the Investment Adviser is responsible for, among other overall management services, selecting the Funds’ investment strategies and for allocating and reallocating assets among the Sub-Advisers consistent with each Fund’s investment objective and strategies. The Investment Adviser is also responsible for recommending to the Board whether an agreement with a Sub-Adviser should be approved, renewed, modified or terminated and for monitoring and evaluating the Sub-Advisers. The Investment Adviser is also responsible for implementing procedures to ensure that each Sub-Adviser complies with the Fund’s investment objective, strategies and restrictions. PFM uses a variety of quantitative and qualitative tools to carry out its investment management services.

The Investment Adviser and the Trust were granted an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) that allows the Funds to operate in a “manager of managers” structure whereby the Investment Adviser, as each Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Funds will, however, inform shareholders of the hiring of any new sub-adviser within ninety (90) days after the hiring. The SEC exemptive order provides the Funds with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Funds is subject to certain conditions set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Investment Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. The Investment Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Investment Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

INVESTMENT OBJECTIVES AND STRATEGIES

The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by PFM or any of the Sub-Advisers (as defined below), to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies.

To the extent required by SEC regulations, shareholders of each Fund will be provided with sixty (60) days’ notice in the manner prescribed by the SEC before any change in a Fund’s policy stated in the Prospectus to invest at least 80% of its net assets in the particular type of investment suggested by its name. For these purposes, “net assets” include the amount of any borrowings for investment purposes and the amount of “net assets” is measured at the time of purchase.

PFM Multi-Manager Domestic Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PFM Multi-Manager International Equity Fund seeks to provide long-term capital appreciation. Any income received is incidental to this objective.

PFM Multi-Manager Fixed-Income Fund seeks to maximize total return (capital appreciation and income) consistent with reasonable risk.

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Additional Investments and Risks

To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques. Unless otherwise indicated, a Fund may invest in all of the following types of investments. Not all of the Funds invest in all of the types of securities or use all of the investment techniques described below, and a Fund might not invest in all of these types of securities or use all of these techniques at any one time. The Investment Adviser and/or the Sub-Advisers may invest in other types of securities and may use other investment techniques in managing the Funds, including those described below for Funds not specifically mentioned as investing in the security or using the investment technique, as well as securities and techniques not described. A Fund's transactions in a particular type of security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in the Fund's Prospectus and/or this SAI, as well as the federal securities laws.

Any percentage limitations relating to the composition of a Fund’s portfolio identified in the Fund’s prospectus or this SAI apply at the time the Fund acquires an investment. Subsequent changes that result from market fluctuations generally will not require a Fund to sell any portfolio security. However, a Fund may be required to sell its illiquid investments holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

The Funds’ investment objectives, policies, strategies and practices described below are nonfundamental and may be changed without approval of the holders of the Fund’s voting securities unless otherwise indicated.

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Funds may invest in ADRs, GDRs and EDRs under certain circumstances as an alternative to directly investing in foreign securities. ADRs are receipts issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs are denominated in U.S. dollars and trade on U.S. securities exchanges, but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Funds may invest in sponsored or unsponsored GDRs and EDRs to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored depositary receipt is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the depositary receipt’s holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

ADRs, GDRs and EDRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs, GDRs, and EDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES. The Funds may purchase asset-backed securities, which are securities backed by stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases). Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. The investment characteristics of asset-backed and mortgage-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is

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subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

Mortgage-backed securities acquired by the Funds may include collateralized mortgage obligations (“CMOs”). CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits (“REMICs”). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways, and normally are considered derivative securities. Monthly principal payments and any prepayments from the collateral pool are generally paid first to the holders of the most senior class. Thereafter, payments of principal are generally allocated to the next most senior class of obligations until that class of obligations has been fully repaid. Any or all classes of obligations of a CMO may be paid off sooner than expected because of an increase in the payoff speed of the pool. Changes in prepayment rates may have significant effects on the values and the volatility of the various classes and series of a CMO. Payment of interest or principal on some classes or series of a CMO may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. In some cases CMOs may be highly leveraged and very speculative. The Funds will not purchase “residual” CMO interests, which normally exhibit greater price volatility.

Each class of obligations receives periodic interest payments according to its terms. However, there are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage- related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. [See also U.S. GOVERNMENT OBLIGATIONS]

Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might

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materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to, among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things): the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

As a result of the economic recession that commenced in the United States in 2008, there is a heightened risk that the receivables and loans underlying the asset-backed securities purchased by the Fund may suffer greater levels of default than was historically experienced.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

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Privately Issued Mortgage-Related Securities. The Fixed-Income Fund may invest in privately issued mortgage-related securities. Mortgage-related securities offered by private issuers include pass-through securities comprised of pools of residential mortgage loans; mortgage-related bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by FHLMC, FNMA or GNMA or by pools of mortgages. This category includes commercial mortgage-backed securities (“CMBS”) that are securities backed by commercial real estate properties. Mortgage-related securities created by nongovernmental issuers generally offer a higher rate of interest than government and government-related securities because there are no direct or indirect government guarantees of payment in the former securities, resulting in higher risks. The market for private pools is smaller and less liquid than the market for the government and government-related mortgage pools.

Certain private mortgage pools are organized in such a way that the SEC staff considers them to be closed-end investment companies. The Fund’s investment in such pools may be constrained by federal statute, which restricts investments in the shares of other investment companies.

In addition, privately issued mortgage-backed securities (as well as other types of asset-backed securities) do not have the backing of any U.S. government agency, instrumentality or sponsored enterprise. The seller or servicer of the underlying mortgage obligations generally will make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer. To provide additional investor protection, some mortgage-backed securities may have various types of credit enhancements, reserve funds, subordination provisions or other features.

Collateralized Debt Obligations (“CDOs”). Asset-backed securities acquired by the Funds may also include CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”) and other similarly structured securities.

A CBO is a trust or other special purpose entity (“SPE”) that is typically backed by a diversified pool of fixed-income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect the Funds against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of the Fund.

For both CBOs and CLOs, the cash flows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act of 1933, as amended (“1933 Act”) for re-sales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid investments. In addition to the normal risks associated

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with fixed-income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results; and (v) the CDO’s manager may perform poorly or default.

PUBLIC BANK LOANS. The Fixed-Income Fund may invest in public bank loans. Public bank loans are privately negotiated loans for which information about the issuer has been made publicly available. Public loans are made by banks or other financial institutions, and may be rated investment grade or below investment grade. Public bank loans, however, are not registered under the 1933 Act and are not publicly traded, and purchasers, such as the Fund, may not be entitled to rely on protections of federal securities laws, including anti-fraud provisions. Bank loans usually are second lien loans normally lower in priority of payment to senior loans, but have seniority in a company’s capital structure to other claims, such as subordinated corporate bonds or publicly-issued equity so that in the event of bankruptcy or liquidation, the company is required to pay down these second lien loans prior to such other lower-ranked claims on their assets. Bank loans normally pay floating rates that reset frequently, and as a result, protect investors from increases in interest rates. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans.

Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid investments are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on illiquid investments. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Bank loans are subject to the risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

BORROWINGS. The Funds may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments in an effort to increase the Funds’ investment returns. Reverse repurchase agreements may be considered to be a type of borrowing.

When the Funds invest borrowing proceeds in other securities, the Funds will be at risk for any fluctuations in the market value of the securities in which the proceeds are invested. Like other leveraging risks, this makes the value of an investment in the Funds more volatile and increases the Funds’ overall investment exposure. In addition, if the Funds’ return on its investment of the borrowing proceeds does not equal or exceed the interest that the Funds are obligated to pay under the terms of a borrowing, engaging in these transactions will lower the Funds’ return.

The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its borrowing obligations. This could adversely affect a Fund’s strategy and result in lower returns. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares. The Funds may borrow on a secured or on an unsecured basis. If a Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. During the term of the borrowing, the Fund will remain at risk for any fluctuations in the market value of these assets in addition to any securities purchased with the proceeds of the loan. In addition, the Fund may be unable to sell the collateral at a time when it would be advantageous to do so, which could adversely affect the Fund’s strategy and result in lower returns. The Fund would also be subject to the risk that the lender may file for bankruptcy, become insolvent, or otherwise default on its obligations to return the collateral to the Fund. In the event of a default by the

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lender, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights with respect to the collateral or those rights may be limited by other contractual agreements or obligations or by applicable law.

BONDS. The Funds may invest a portion of their assets in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond’s face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).

An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund’s distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation’s performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.

BRADY BONDS. The Funds may invest in certain debt obligations, customarily referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with a debt restructuring. Brady Bonds have been issued since 1989 and are issued by governments that may have previously defaulted on the loans being restructured by the Brady Bonds and thus are subject to the risk of default by the issuer. Brady Bonds may be fully or partially collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated), and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in-full as to principal due at maturity by U.S. Treasury zero coupon obligations, which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. Payment of interest and (except in the case of principal collateralized Brady Bonds) principal on Brady Bonds with no or limited collateral depends on the willingness and ability of the foreign government to make payment. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course.

Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with

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different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Funds may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

Based upon current market conditions, the Funds would not intend to purchase Brady Bonds that, at the time of investment, are in default as to payment. However, in light of the residual risk of Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Funds invests are likely to be acquired at a discount, which involves certain additional considerations.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.

These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Funds’ holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

The Funds are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Funds’ purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.

Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the International Equity and Fixed-Income Funds’ investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their respective investment objectives and strategies, each Fund may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate.

Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits

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(“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper purchased by certain Funds may include asset-backed commercial paper. Asset-backed commercial paper is issued by a SPE that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support.

Because the Funds may hold investments in non-U.S. bank obligations, an investment in the Funds involves certain additional risks. Such investment risks include future political and economic developments, the possible imposition of non-U.S. withholding taxes on interest income payable on such obligations held by the Funds, the possible seizure or nationalization of non-U.S. deposits and the possible establishment of exchange controls or other non-U.S. governmental laws or restrictions applicable to the payment of the principal of and interest on certificates of deposit or fixed time deposits that might affect adversely such payment on such obligations held by the Funds. Additionally, there may be less public information available about non-U.S. entities. Non-U.S. issuers may be subject to less governmental regulation and supervision than U.S. issuers. Non-U.S. issuers also generally are not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. See “Foreign Investments” below.

CONVERTIBLE SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in convertible securities. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

In selecting convertible securities, the Investment Adviser and Sub-Advisers may consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of portfolio securities as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund that invests in convertible securities generally will seek to reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets.

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However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:

•	Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
•	Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
•	Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.

CORPORATE DEBT SECURITIES. The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments). The Funds may also invest in hybrid corporate debt, including Tier I and Tier II bank capital securities and bank trust preferred securities.

Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

CUSTODIAL RECEIPTS FOR TREASURY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, such as TIGRs (Treasury Income Growth Receipts) and CATS (Certificates of Accrual on Treasury Securities). The stripped coupons are sold separately from the underlying principal, which usually is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners.

Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue.

CUSTODIAL RISK. There are risks involved in dealing with the custodians or brokers who hold a Fund’s investments or settle a Fund’s trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent’s estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be

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readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians.

CYBERSECURITY RISK. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Investment Adviser, a Sub-Adviser, other service providers (including, but not limited to, the distributor, administrator, custodian, sub-custodians, transfer agent and financial intermediaries) or the Funds’ shareholders have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their shareholders, interference with the Funds’ ability to calculate their Net Asset Values (“NAV”), impediments to trading, the inability of Fund shareholders to transact business and the Funds to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engage in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Investment Adviser has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats.

Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Funds or their shareholders. The Funds and their shareholders could be negatively impacted as a result.

Derivatives. Each Fund may invest in derivatives for hedging and non-hedging purposes. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as a part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk. Derivatives allow a Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. When a Fund invests in a derivative for non-hedging purposes, the Fund may be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. Hedging is a strategy in which a derivative is used to offset the risks associated with other Fund holdings. Losses on the other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. Hedging also involves correlation risk, i.e. the risk that changes in the value of the derivative may not match those of the holdings being hedged as expected by a Fund, in which case any losses on the holdings being hedged may not be reduced or may be increased. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to hedge effectively its portfolio. There may also be a risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, swap, a futures contract or a related option. The value of derivatives is determined from an underlying contract, index security, currency, commodity, interest rate or other asset, or any combination thereof, including futures, options (e.g., put and calls), options on futures, and swaps.

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The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Funds engage in derivative transactions, may limit or prevent a Fund from using or limit a Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a Fund’s ability to achieve its investment objective. The Investment Adviser will continue to monitor developments in the area, particularly to the extent regulatory changes affect the Funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to a Fund, may increase the cost of the Fund’s investments and cost of doing business.

Commodity Exchange Act Exclusions:

The Trust, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, the Investment Adviser is not subject to registration or regulation as a pool operator under that Act with respect to the Funds. The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining their qualifications as regulated investment companies for federal income tax purposes. The CFTC rules will subject the adviser of an investment company to registration with the CFTC as a CPO if the investment company is unable to comply with certain trading and marketing limitations. The Trust, on behalf of each Fund, is required to affirm each Fund’s CPO exclusion annually within sixty (60) days of the start of the calendar year. Because the Investment Adviser, the Trust and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Investment Adviser’s or the Trust’s reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. If, in the future, a Fund can no longer satisfy these requirements, the Trust would withdraw its notice claiming an exclusion from the definition of a CPO, and the Trust would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Investment Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Types of Derivatives:

Swaps. The Funds may engage in certain strategies involving swaps to attempt to manage the risk of their investments or, in certain circumstances, for investment purposes (e.g., as a substitute for investing in securities).

Generally, swap agreements are contracts between a Fund and another party (the counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through a futures commission merchant (FCM) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the Fund agrees with its counterparty to exchange the returns (or differentials in returns)

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and/or cash flows earned or realized on a particular asset such as an equity or debt security, commodity, currency, interest rate or index, calculated with respect to a "notional amount." The notional amount is the set amount selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a "basket" of securities representing a particular index. Swap agreements can also be based on credit and other events. In some cases, such as cross currency swaps, the swap agreement may require delivery (exchange) of the entire notional value of one designated currency for another designated currency.

Comprehensive swaps regulation. The Dodd-Frank Act and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. The regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Commonly used swap agreements include:

Credit Default Swaps and Total Return Swaps. The Funds may enter into a credit default swap or a total return swap for hedging purposes or to seek to increase total return of the Fund; however, it is expected that the Funds will enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. These transactions are intended to be used as a hedge and not as a speculative investment. Credit default swaps and total return swaps are typically governed by the standard terms and conditions of an ISDA Master Agreement.

A credit default swap involves a protection buyer and a protection seller. The Funds may be either a protection buyer or seller. The protection buyer in a credit default swap makes periodic premium payments to the protection seller during the swap term in exchange for the protection seller agreeing to make certain defined payments to the protection buyer in the event certain defined credit events occur with respect to a particular security, issuer or basket of securities. A total return swap involves a total return receiver and a total return payor. The Funds may either be a total return receiver or payor. Generally, the total return payor sells to the total return receiver an amount equal to all cash flows and price appreciation on a defined security or asset payable at periodic times during the swap term (i.e., credit risk) in return for a periodic payment from the total return receiver based on designated index (e.g., LIBOR) and spread plus the amount of any price depreciation on the reference security or asset. The total return payor does not need to own the underlying security or asset to enter into a total return swap. The final payment at the end of the swap term includes final settlement of the current market price of the underlying reference security or asset, and payment by the applicable party for any appreciation or depreciation in value. Usually, collateral must be posted by the total return receiver to secure the periodic interest-based and market price depreciation payments depending on the credit quality of the underlying reference security and creditworthiness of the total return receiver, and the collateral amount is marked-to-market daily equal to the market price of the underlying reference security or asset between periodic payment dates.

In both credit default swaps and total return swaps, the same general risks inherent to derivative transactions are present; however, the use of credit default swaps and total return swaps can involve greater risks than if the Funds had invested in the reference obligation directly since, in addition to general market risks, credit default swaps and total return swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds will enter into credit default swap or a total return swap only with counterparties that the Investment Adviser or Sub-Advisers determine meet certain standards of creditworthiness. In a credit default swap, a buyer generally also will lose its premium and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Funds’ obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). Additionally, the Fund that is a party to a credit default swap or total return swap is subject to the risk of imperfect correlation between the performance and price of the underlying reference security or asset, and the general performance of the designated interest rate or index which is the basis for the periodic payment.

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Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced obligation, reference rate, or index, but also of the swap agreement itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

When effecting such transactions, cash or other liquid assets held by the Fund of a dollar amount sufficient to meet the Fund’s obligations under the swap agreement will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines, additional cash or other assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations under the swap agreement.

The Funds’ exposure under a credit default swap may be considered leverage and as such be subject to the restrictions on leveraged derivatives.

Currency Swaps. To the extent consistent with their respective investment objectives and strategies, the Funds may enter into currency swap transactions for hedging purposes. The Funds may also enter into currency swap transactions to gain exposure to certain countries or currencies. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. [See also INTEREST RATE SWAPS, CURRENCY SWAPS, TOTAL RATE OF RETURN SWAPS, CREDIT SWAPS AND INTEREST RATE FLOORS, CAPS AND COLLARS.]

Currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is covered by segregated cash or liquid assets, the Funds and their Investment Adviser and Sub-Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by Standard & Poor’s® Ratings Services (“Standard & Poor’s” or “S&P”) or Fitch Ratings (“Fitch”), or A or Prime-1 or better by Moody’s Investor Services, Inc. (“Moody’s”) or a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser or Sub-Advisers. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or Sub-Advisers are incorrect in their forecasts of currency exchange rates the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Equity Swaps (Domestic Equity Fund and International Equity Fund). The Funds may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps also may be used for hedging purposes, in anticipation of the purchase of securities or for liquidity management purposes. The Funds may also enter into equity swap contracts for hedging purposes and to gain exposure to certain countries or currencies. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Funds on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Funds on the notional amount. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

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A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ obligations, the Funds and the Investment Adviser and Sub-Advisers believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The Funds will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P, or Fitch; or A or Prime-1 or better by Moody’s, or has received a comparable rating from another organization that is recognized as an NRSRO. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser or a Sub-Adviser is incorrect in its forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Options. To the extent consistent with its investment objective and strategies, each Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indices, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

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A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Writing Covered Options. Each Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or, (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser does not exercise the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. Each Fund can also repurchase a call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by a Fund. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or the Fund will use the other methods described below. A Fund’s purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

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A put option written by a Fund obligates it to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that a Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. The purpose of writing such options is to generate additional income for a Fund. However, in return for the option premium, a Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

In the case of a call option, the option is “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other instruments held by it. A call option is also covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided a Fund segregates liquid assets in the amount of the difference. A put option is covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided a Fund segregates liquid assets in the amount of the difference. Each Fund may also cover call options on securities by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the securities in the case of a call option. Segregated cash or liquid assets may be quoted or denominated in any currency.

Each Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”

Each Fund may also write (sell) covered call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Each Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. Each Fund may also cover call and put options on a securities index by segregating cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.

The writing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes or to gain exposure to certain countries or currencies also depends in part on the ability of the Investment Adviser and Sub-Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest or on any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities

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exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

Each Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Writing and Purchasing Currency Call and Put Options. Each Fund may write covered put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Each Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, it could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, each Fund may purchase call options on currency to seek to increase total return.

A currency call option written by a Fund obligates it to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by the Fund obligates it to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that the fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices—Writing Covered Options”.

Each Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” Each Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.

Each Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. Each Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

Each Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.

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In addition to using options for the hedging purposes described above, each Fund may use options on currency to gain exposure to certain countries or currencies. Each Fund may write (sell) covered put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.

Each Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. Each Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the put option.

Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the segregated assets, until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The Funds may purchase and write over-the-counter options to the extent consistent with its limitation on illiquid investments. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by the Fund.

The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

Yield Curve Options. The Funds may enter into options on the yield “spread” or differential between two securities. These transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments.

Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

The Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, the Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Funds may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser or Sub-Advisers, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

Yield curve options written by the Funds will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and segregates cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the

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difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.

Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange may include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The Funds may purchase and sell both options that are traded on U.S. and foreign exchanges and options that are traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.

Transactions by the Funds in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options that the Funds may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or Sub-Advisers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser or Sub-Advisers are incorrect in their expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser and Sub-Advisers to manage further price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser or Sub-Advisers are incorrect in their expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in the a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.

Warrants. The Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The Funds will generally only purchase these securities if they are acquired along with investments in debt or convertible securities. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the

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effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Futures Contracts and Related Options. The Funds may invest in futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, in anticipation of the purchase of securities, for liquidity management purposes, or to gain exposure to certain countries and currencies. A futures contract is a standard binding agreement to buy or sell a specified amount of a specified security, currency or commodity (or delivery of a cash settlement price, in the case of certain futures such as an index future, Eurodollar Future or volatility future) for a specified price at a designated date, time and place (collectively, futures contracts). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the underlying instrument or asset called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the underlying instrument or asset called for by the contract at a specified price on a specified date.

When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio securities as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchase of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on U.S. futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

  In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

Forward Foreign Currency Contracts. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Funds are authorized to enter into forward foreign currency contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, the Funds may enter into a forward foreign currency contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

When the Investment Adviser or Sub-Advisers anticipate that a particular foreign currency may decline relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund’s securities denominated in such foreign currency. Similarly, when the securities held by the Funds create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward

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contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. The Funds also may incur costs in connection with forward foreign currency contracts and conversions of foreign currencies and U.S. dollars.

 In addition, to the extent consistent with its investment objective and strategies, the Funds may purchase or sell forward foreign currency contracts to seek to increase total return or for cross-hedging purposes and may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the investment management team believes that there is a pattern of correlation between the two currencies. The Funds may also purchase or sell forward foreign currency contracts to gain exposure to certain countries or currencies.

 Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund’s price to sell the currency or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund’s price to buy the currency or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

Interest Rate Swaps, Currency Swaps, Total Rate of Return Swaps, Credit Swaps and Interest Rate Floors, Caps and Collars. To the extent consistent with its investment objective and strategies, the Funds may enter into interest rate, currency swaps, total rate of return and credit swap transactions and transactions involving interest rate floors, caps and collars for hedging purposes and to seek total return purposes. These instruments are privately negotiated over-the-counter derivative products. A great deal of flexibility is possible in the way these instruments are structured. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. An interest rate collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Credit swaps are contracts involving the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or, in the case of credit default swaps, the right to receive or make a payment from the other party, upon the occurrence of specific credit events.

Some transactions, such as interest rate swaps and total rate of return swaps are entered into on a net basis; i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to such a transaction defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, other transactions involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap or an interest rate floor, cap or collar is covered by segregated cash or liquid assets, the Fund and its Investment Adviser and Sub-Advisers believe that the transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Credit default swaps are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive from the counterparty a payment equal to the par (or other agreed-upon) value of a referenced debt obligation in the event of a default by the issuer of the debt obligation. The use of credit default swaps may be limited by the Fund’s limitations on illiquid investments.

When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the

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contract in the event of a default by a third party, such as a U.S. or non-U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. Credit default swaps involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest rate, total rate of return and credit swaps, as well as interest rate caps, floors and collars, is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser and Sub-Advisers are incorrect in their forecasts of market values and interest rates, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used. In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risk, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven (7) days, swap transactions may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Investment Adviser and Sub-Advisers, under the supervision of the Board, are responsible for determining and monitoring the liquidity of a Fund’s transactions in swaps, caps, floors and collars.

Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”). The Funds may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

ESG Strategy. Certain of the Fixed-Income Fund’s sub-advisers may select investments in fixed-income securities issued by corporate entities or certain foreign governments using environmental, social, and governance (“ESG”) criteria (each an “ESG Strategy”). All such corporate issuers must meet or exceed minimum ESG performance standards to be eligible for investment under the applicable ESG Strategy. An ESG evaluation process may be conducted on an industry-specific basis and involves the identification of key performance indicators. An ESG Strategy will not generally invest in

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companies significantly involved in certain business activities, including but not limited to, the production of alcohol, tobacco, military weapons, firearms, nuclear power and gambling products and services. The Fixed-Income Fund, under an ESG Strategy may, but is not required to, invest in all corporate and foreign government issuers that meet these criteria. The ESG criteria an ESG Strategy takes into consideration are non-fundamental investment policies and may be changed without the approval of the Fixed-Income Fund’s shareholders.

EXCHANGE-TRADED NOTES. The Funds may invest in exchange-traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities that trade on exchanges and promise a return linked to a market index or other benchmark. ETNs are unsecured debt obligations of the issuer—typically a bank or another financial institution. They differ from traditional bonds in certain ways. For example, unlike traditional bonds, ETNs typically do not pay any interest payments to investors or provide principal protection. Instead, the issuer promises to pay the holder of the ETN an amount determined by the performance of the underlying index or benchmark on the ETN’s maturity date (typically 10, 30 or in some cases even 40 years from issuance), minus any specified fees. The performance of an ETN over long periods can differ significantly from the performance of the underlying index or benchmark. Some ETNs are callable at the issuer’s discretion. In addition, unlike traditional bonds, ETNs trade on exchanges throughout the day at prices determined by the market, similar to stocks or exchange-traded funds. But unlike exchange-traded funds (“ETFs”), ETNs do not buy or hold assets to replicate or approximate the performance of the underlying index. The secondary market price of an ETN may differ significantly from its indicative value as calculated by the issuer. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN.

The issuer of an ETN may engage in trading activity that is at odds with the interests of investors who hold the ETNs.

ETNs carry various risks, including credit risk, market risk and liquidity risk. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The absence of an active secondary market for ETNs could make it difficult to dispose of the ETNs. Although ETNs are traded on an exchange, an active trading market may not develop. A decision by a Fund to sell ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN. A Fund could suffer a loss if the issuer defaults on an ETN.

The timing and character of income and gains derived from ETNs is under consideration by the U.S. Treasury and the Internal Revenue Service (“IRS”) and may also be affected by future legislation.

FIXED INCOME SECURITIES. The Funds may invest in debt securities. The Funds may invest in debt securities with broad credit ratings that may or may not be investment grade. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P or Fitch, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser and Sub-Advisers. Fixed-income securities rated below Baa3 by Moody’s or BBB- by S&P or Fitch are considered lower quality and are regarded as having significant speculative characteristics. If the security is rated by all the above NRSROs, the middle rating shall apply. If only two ratings exist, the lower rating shall be used. Please see “Description of Securities Ratings” in Appendix A. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations.

High Yield Risk. The Fixed-Income Fund will invest in high risk, high yield bonds. The Investment Adviser and Sub-Advisers consider non-investment grade debt securities (commonly referred to as “junk bonds”) to be those rated below BBB by S&P or Fitch, or Baa by Moody’s. Analysis of the creditworthiness of issuers of non-investment grade securities may be more complex than for issuers of other investment grade securities, and the ability of the Fund to achieve its investment objectives may be more dependent on credit analysis than would be the case if the Fund was investing only in investment

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grade securities. The Investment Adviser and Sub-Advisers may use ratings to assist in investment decisions. Ratings of debt securities represent a rating agency’s opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than a rating indicates. Please see “Description of Securities Ratings” in Appendix A.

Non-investment grade securities involve greater risks, including credit and liquidity risk, than securities in higher rating categories. The capacity of junk bonds to pay interest and repay principal is considered speculative. While junk bonds may provide an opportunity for greater income and gains, they are subject to greater risks than higher-rated debt securities. The prices of and yields on junk bonds may fluctuate to a greater extent than those of higher-rated debt securities. Issuers of non-investment grade debt generally have higher financial leverage and are smaller, as measured by total revenues and total market value, than issuers of investment grade debt. This higher leverage and smaller issuer size makes non-investment grade securities more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of non-investment grade securities may be less sensitive to interest rate changes than investment grade securities, but more sensitive to economic downturns, individual corporate developments, and price fluctuations. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a sharper decline in the prices of non-investment grade securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

 If the issuer of non-investment grade securities defaults, the Fund may incur additional expenses to seek financial recovery. A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

In addition, the markets in which non-investment grade securities are traded are more limited than those for higher rated securities. The existence of limited markets for particular securities may diminish the Fund’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily NAV of the Fund’s shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of non-investment grade securities, especially in a thinly traded market. In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

FOREIGN INVESTMENTS—GENERAL. To the extent consistent with its respective investment objective and strategies, the Funds may invest in foreign securities, including bonds and other fixed-income securities of foreign issuers.

The International Equity Fund intends to invest a substantial portion of its assets in foreign issuers. The Funds consider various factors when determining whether a company is in a particular country or region/continent, including whether:

(i)	The issuer is organized under the laws of the country or a country within the geographic region;

(ii)	The issuer maintains its principal place of business in that country or region;

(ii)	The securities are traded principally in the country or region; or

(iii)	The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region, or has at least 50% of its assets in that country or region.

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Foreign fixed-income securities may include eurodollar convertible securities, which are fixed-income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. The holdings of the Funds, to the extent that they invest in fixed-income securities, will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the United States. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

During the summer of 2016, the United Kingdom (“UK”) held a referendum election and voters elected to withdraw from the EU. It is unclear how withdrawal negotiations will be conducted and what the potential consequences may be. As a result of the withdrawal referendum, the Funds may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by these actions. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively impact the Funds’ investments in securities issued by companies located in EU countries. There is considerable uncertainty as to the arrangements that will apply to the UK’s relationship with the EU and other countries leading up to, and following, its withdrawal. This uncertainty may affect other countries in the EU and elsewhere. The impact of these actions, especially if they occur in a disorderly fashion or if the UK and EU are unable to reach a withdrawal agreement, is not clear but could be significant and far-reaching. During the period leading up to the UK’s withdrawal and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased

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volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of a Fund’s investments.

Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. To the extent that a Fund’s total assets, adjusted to reflect a Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, a Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. The Funds’ income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which they invest, and treaties between the United States and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” later in this SAI.

A Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency contracts with other instruments, the respective net currency positions of the International and Fixed-Income Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International and Fixed-Income Funds will not exceed their respective total asset values, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Investors should understand that the expense ratios of the International Equity and Fixed-Income Funds can be expected to be higher than those funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

The International Equity and Fixed-Income Funds’ foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to the International Equity and Fixed-Income Funds. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that the Funds may be required to make payment for securities before the Funds have actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the International Equity and Fixed-Income Funds will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Funds to deliver payment at a future date, but there is a risk that the security will not be delivered to the Funds or that payment will not be received, although the Funds and their foreign sub-custodians take reasonable precautions to mitigate this risk.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct

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such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent the International Equity and Fixed-Income Funds from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

FOREIGN INVESTMENTS—EMERGING AND FRONTIER MARKETS. The Funds may invest their assets in countries with emerging economies or securities markets. Emerging and frontier market countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries.

In general, the securities markets of emerging and frontier countries are less liquid, subject to greater price volatility and have a smaller market capitalization than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the United States. In particular, the assets and profits appearing on the financial statements of emerging and frontier country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging and frontier country issuers than is available about issuers in the United States.

Emerging and frontier country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging and frontier countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging and frontier countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging and frontier country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging and frontier market countries may have antiquated legal systems, which may adversely impact the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging and frontier market countries. Similarly, the rights of investors in emerging and frontier market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging and frontier countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

The United States and the EU, along with the regulatory bodies of a number of countries including Japan, Australia, Norway, Switzerland and Canada (collectively, “Sanctioning Bodies”), have imposed economic sanctions, which consist of asset freezes and sectorial sanctions on certain Russian individuals and Russian corporate entities. The Sanctioning Bodies could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. Sanctions could also impair the ability of the International Equity and Fixed-Income Funds to buy, sell, receive or deliver securities affected by the sanctions.  Current or future sanctions may result in Russia taking counter

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measures or retaliatory actions, which may further impair the value and liquidity of Russian securities and could negatively affect the Funds.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging and frontier countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging and frontier countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging and frontier countries may restrict or control foreign investments in their securities markets. These restrictions may limit a Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging and frontier countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging and frontier countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the International Equity and Fixed-Income Funds. Custodial and/or settlement systems in emerging and frontier countries may not be fully developed. To the extent the International Equity and Fixed-Income Funds invest in emerging countries, Fund assets that are traded in such markets and which have been entrusted to sub-custodians in these markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging and frontier countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the International Equity and Fixed-Income Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging and frontier countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging and frontier countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging and frontier countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging and frontier countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging and frontier countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging and frontier countries than in developed countries. For example, some emerging and frontier countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging and frontier countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging and frontier countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the International Equity and Fixed-Income Funds to engage in foreign currency transactions designed to protect the value of the Funds’ investments denominated in such currencies. Some emerging and frontier countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging and frontier countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

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Many emerging and frontier countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets and, as a result, the risks of investing in emerging market countries are magnified in frontier countries.

FOREIGN INVESTMENTS—LIQUIDITY AND TRADING VOLUME RISKS. The Funds’ investments in foreign securities may be subject to the liquidity and trading volume risks associated with international investing. Due to market conditions, including uncertainty regarding the price of a security, it may be difficult for a Fund to buy or sell foreign portfolio securities at a desirable time or price, which could result in investment losses. This risk of portfolio illiquidity is heightened with respect to small- and mid-cap securities, generally, and foreign small- and mid-cap securities in particular. A Fund may have to lower the selling price, liquidate other investments, or forego another, more appealing investment opportunity as a result of illiquidity in the markets.

The Investment Adviser and Sub-Advisers will fair value in good faith any securities it deems to be illiquid under consistently applied procedures established by the Trust’s Board. Market conditions are always changing and vary by country and industry sector, and investing in international markets involves unique risks. In the wake of the 2007-2009 financial crisis, trading volumes in both emerging and developed international markets declined significantly and have stayed at generally reduced levels since then. Although it is difficult to accurately assess trends in trading volumes in foreign markets, because some amount of activity has migrated to alternative trading venues, a reduction in trading volumes may pose challenges to a Fund. This is particularly so for funds that focus on small- and mid-cap companies, which usually have lower trading volumes and take sizeable positions in portfolio companies. As a result of lower trading volumes, it may take longer to buy or sell the securities of such companies, which can exacerbate a Fund’s exposure to volatile markets. A Fund may also be limited in its ability to execute favorable trades in foreign portfolio securities in response to changes in company prices and fundamentals. If a Fund is forced to sell securities to meet redemption requests or other cash needs, or in the case of an event affecting liquidity in a particular market or markets, it may be forced to dispose of those securities under disadvantageous circumstances and at a loss. As a Fund grows in size, these considerations take on increasing significance and may adversely impact performance.

FOREIGN INVESTMENTS—SOVEREIGN DEBT. To the extent consistent with their investment objectives and strategies, the Funds may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by U.S. entities or citizens.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

High Yield Foreign Debt Securities. The Funds may purchase high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the

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availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. To the extent consistent with its respective objective and strategies, the Funds may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by a Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. Forward commitments also include “To Be Announced” (TBA) synthetic securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade.

When-issued purchases and forward commitment transactions normally are negotiated directly with the other party.

A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions.

Securities purchased on a when-issued or delayed delivery basis and held by a Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates – i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” or “delayed delivery” basis, there will be a greater possibility of fluctuation in the Fund’s NAV. When a Fund engages in a when-issued or delayed delivery transaction, it relies on the other counterparty to deliver the security. If the other party defaults, a Fund might suffer a loss or miss an opportunity to obtain the security at an advantageous price. When payment for when-issued or delayed delivery securities is due, a Fund will meet its obligations from then-available cash flow, the sale of segregated securities, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund’s payment obligation). The sale of securities to meet such obligations may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.

When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments until three (3) days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund’s average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

ILLIQUID OR RESTRICTED INVESTMENTS. The Funds may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Funds may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities that are not registered under the 1933 Act but can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. Section 4(a)(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to

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investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity. Commercial paper issued pursuant to Section 4(a)(2) of the 1944 Act and Rule 144A securities will not be considered illiquid so long as the Fund reasonably expects such investment can be sold or disposed of in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, using information obtained after reasonable inquiry and taking into account relevant market, trading, and investment-specific considerations. There can be no assurance that a liquid trading market will exist at any time for any particular Rule 144A security.

INFLATION-INDEXED SECURITIES. The Funds may invest in inflation-indexed securities, which are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common: the U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the security; most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund also may invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the CPI for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation. Interest payments are taxable when received or accrued. The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. If an upward adjustment has been made (which typically should happen), investors in non-tax-deferred accounts will pay taxes on this amount currently.

Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income. Inflation-indexed Treasury securities therefore have a potential cash flow mismatch to an investor, because investors must pay taxes on the inflation-adjusted principal before the repayment of principal is received. It is possible that, particularly for high income tax bracket investors, inflation-indexed Treasury securities would not generate enough income in a given year to cover the tax liability they could create. This is similar to the current tax treatment for zero-coupon bonds and other discount securities. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional bonds. The Fixed-Income Fund, however, distributes income on a monthly basis; and the Domestic

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Equity Fund and International Equity Fund each distribute income on an annual basis. Fund investors will receive dividends that represent both the interest payments and the principal adjustments of the inflation-indexed securities held in the Fund.

Initial Public Offerings (“IPOs”). The Funds may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment returns earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of the Investment Adviser or a Sub-Adviser.

The Funds may participate in IPO holding. IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Funds will receive an allotment of shares in an IPO sufficient to satisfy the Funds’ desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

The Funds may participate in IPO trading. IPO trading is the practice of participating in an IPO with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase a Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other affiliated and unaffiliated investment companies, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company, not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. Pursuant to an exemptive order, the limits will not apply to the investment of securities lending collateral by the Funds in certain investment portfolios advised by PFM. In addition, these limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

When a Fund purchases shares of another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company and will be subject to the risks associated with the portfolio investments of the underlying investment company.

Investments by the Funds in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act except as permitted by SEC orders. The Funds may rely on SEC orders that permit them to invest in certain ETFs beyond the limits contained in the 1940 Act, subject to certain terms and conditions. Generally, these terms and conditions require the Board to approve policies and procedures relating to certain of a Fund’s investments in ETFs. These policies and procedures require, among other things, that (i) the Investment Adviser and Sub-Advisers conduct a Fund’s investment in ETFs without regard to any consideration received by the Fund or any of its affiliated persons and (ii) the Investment Adviser and Sub-Advisers certify to the Board quarterly that they have not received any consideration in connection with an investment by a Fund in an ETF, or if it has, the amount and purpose of the consideration will be reported to the Board and an equivalent amount of advisory fees shall be waived by the Investment Adviser and Sub-Advisers.

Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than thirty (30) days. Therefore, such securities that exceed this amount may be illiquid.

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If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust.

LIQUIDITY RISK. Liquidity risk means the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund. Liquidity risk may be caused by unusual market conditions, an unusually high volume of redemption requests, legal restrictions impairing a Fund’s ability to sell particular securities or close derivative positions at an advantageous market price or other reasons. Certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Funds would like or difficult to value. The Funds may have to lower the price, sell other securities instead or forgo an investment opportunity. Any of these events could have a negative effect on portfolio management or performance. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from money market and other fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Funds with principal investment strategies that involve investments in securities of companies with smaller market capitalizations, foreign securities derivatives or securities with potential market and/or credit risk tend to have the greatest exposure to liquidity risk.

Loan PARTICIPATIONS. The Funds may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

MARGIN TRANSACTIONS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

MASTER LIMITED PARTNERSHIPS. The Funds may invest in MLPs to the extent consistent with their respective investment objectives and strategies. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a large portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large

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percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment toward MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or their satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon the purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

MORTGAGE DOLLAR ROLLS. To the extent consistent with its investment objective and strategies, the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical, securities on a specified future date. The Funds give up the right to receive principal and interest paid on the securities sold. However, the Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Adviser’s or Sub-Advisers’ ability to correctly predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one transaction involving the purchase of a security and a separate transaction involving a sale. The Fund currently does not intend to enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks, including the following: if the broker-dealer to whom the Funds sell the security becomes insolvent, the Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument that the Funds are required to repurchase may be worth less than

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an instrument which the Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser’s or Sub-Advisers’ ability to manage the Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls.

Mortgage-Related Securities. The Funds may invest in mortgage-related securities. Mortgage-related securities represent an interest in a pool of, or are secured by, mortgage loans. The Funds may invest in mortgage-related securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) or (ii) other issuers, including private companies.

Many mortgage-related securities provide regular payments which consist of interest and, in most cases, principal. In contrast, other forms of debt securities normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In effect, payments on many mortgage-related securities are a “pass-through” of the payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities.

Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will typically result in early payment of the applicable mortgage-related securities. The occurrence of mortgage prepayments is affected by a variety of factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities.

Because of the possibility of prepayments (and due to scheduled repayments of principal), mortgage-related securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. Prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

Stripped mortgage-related securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-related securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-related securities may be more volatile and less liquid than that for other mortgage-related securities, potentially limiting the Fund’s ability to buy or sell those securities at any particular time.

Non-prime mortgage loans, which include mid-prime and subprime mortgages, typically are made to less creditworthy borrowers and have a higher risk of default than conventional mortgage loans. Therefore, mortgage-related securities backed by non-prime mortgage loans may suffer significantly greater declines in value due to defaults.

MUNICIPAL SECURITIES. Municipal securities are typically debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities generally pay interest free from federal income tax and from state personal income taxes, if any, for residents of that state.

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Generally for all municipal securities, the issuer pays a fixed, floating or variable rate of interest, and must repay the amount borrowed (the “principal”) at maturity. Municipal securities generally are classified as general or revenue obligations.

 The value of the municipal securities may be highly sensitive to events affecting the fiscal stability of the municipalities, agencies, authorities and other instrumentalities that issue securities. In particular, economic, legislative, regulatory or political developments affecting the ability of the issuers to pay interest or repay principal may significantly affect the value of a Fund’s investments. These developments can include or arise from, for example, insolvency of an issuer, uncertainties related to the tax status of municipal securities, tax base erosion, state or federal constitutional limits on tax increases or other actions, budget deficits and other financial difficulties, or changes in the credit ratings assigned to municipal issuers.

There could be a limited market for certain municipal securities, and a Fund could face illiquidity risks. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations for their publicly-traded securities. The absence or inaccuracy of such information may impact the investment manager’s evaluation of credit and valuation risk.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time, proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future.

Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

The full faith, credit and taxing power of the issuer do not secure revenue bonds. Instead, the principal security for a revenue bond generally is the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. For example, housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments. Some authorities have further security in the form of state assurances (although without obligation) to make up deficiencies in the debt service reserve fund. As a result, an investment in revenue obligations is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Fund. Conversely, if revenue accrues more quickly than anticipated, the Fund may receive payment before expected and have difficulty re-investing the proceeds on equally favorable terms.

OPERATIONAL RISK. The Investment Adviser, Sub-Advisers and other Fund service providers may experience disruptions or operating errors that could negatively impact the Funds. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from those of the Funds in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of the Sub-Advisers and other service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser, Sub-Advisers or other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

Participation Certificates. The Funds may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in

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participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Funds. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded OTC or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to the Fund’s percentage limitation applicable to illiquid investments. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in the Fund’s portfolio. Consequently, it may nevertheless be more difficult for the Fund to accurately assign a daily value to such securities.

Preferred Stocks. The Funds may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

PRIVATIZATIONS. Privatizations are foreign government programs for selling all or part of the interests in government-owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law or the terms on which the International Equity and Fixed-Income Funds may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

REAL ESTATE INVESTMENT TRUSTS. Each Fund may invest in real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types.

Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects such as location, these risks may be heightened.

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In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage (“ARM”) loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

The REIT investments of a Fund often may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Fund invests are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income.

REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from domestic and foreign financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If the Funds enter into a repurchase agreement involving securities the Funds could not purchase directly, and the counterparty defaults, the Funds may become the holder of securities that they could not purchase. Apart from the risks associated with bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), generally, the seller of the securities will be required to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. If a Fund enters into a repurchase agreement with a foreign financial institution, it may be subject to the same risks associated with foreign investments (see “Foreign Investments—General” above).

REVERSE REPURCHASE AGREEMENTS. Each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

RISKS RELATED TO SMALL AND MID-CAP COMPANY SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in small and mid-cap company securities. The Sub-Advisers believe that smaller and mid-cap companies can provide greater growth potential than larger, more mature firms. Investing in the securities of such companies involves greater risk, portfolio price volatility and cost. Securities of such issuers may lack sufficient market liquidity to enable the Funds to effect sales at an advantageous time or without a

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substantial drop in price. Small and mid-cap companies often have narrower markets and more limited managerial and financial resources than larger, more established companies and may have a greater sensitivity to changing economic conditions. Smaller and mid-cap companies also face a greater risk of business failure. As a result, their performance can be more volatile, which could increase the volatility of the Funds’ portfolios. Generally, the smaller the company size, the greater these risks.

The values of small and mid-cap company stocks will frequently fluctuate independently of the values of larger company stocks. Small and mid-cap company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the NAV of the Funds’ shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the Standard & Poor’s 500® Index (the “S&P 500 Index”).

The additional costs associated with the acquisition of small and mid-cap company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when the Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small and mid-cap company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

Short Sales. The Funds may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Funds may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 30% of the value of their total assets. However, the Funds may make short sales “against the box” without being subject to this limitation. In this type of short sale, the Funds owns at least an equal amount of the securities sold short or other securities convertible into or exchangeable without further consideration for securities of the same issue as the securities sold short.

SHORT SALES AGAINST-THE-BOX. The Funds engage in short sales “against-the-box.” In a short sale, the seller sells a borrowed security and has a corresponding obligation to the lender to deliver the identical security. The seller does not immediately return the securities sold and is said to have a short position in those securities until delivery occurs. While a short sale is made by selling a security the seller does not own, a short sale is “against-the-box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. It may be entered into by a Fund, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against-the-box, it may protect itself from loss if the price of the security declines in the future, but will lose the opportunity to profit on such securities if the price rises.

Special Situations. The Funds may invest in special situations. Carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) could enhance a Fund’s capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid investments, as described above. Due to foreign ownership restrictions, the Funds may invest periodically in illiquid investments which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Such investments may be more difficult to price and trade.

SPECIALIZED OWNERSHIP VEHICLES. Specialized ownership vehicles pool investors’ funds for investment primarily in income-producing real estate or real estate related loans or interests. Such specialized ownership vehicles in which the Fund may invest include property unit trusts, REITs and other similar specialized investment vehicles. Investments in such specialized ownership vehicles may have favorable or unfavorable legal, regulatory or tax implications for the Fund and, to the extent such vehicles are structured similarly to investment funds, a shareholder in the Fund will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly the expenses of the specialized ownership vehicle.

STANDBY COMMITMENTS. The Funds may enter into standby commitments with respect to municipal instruments held by it. Under a standby commitment, a dealer agrees to purchase at the Fund’s option a specified municipal instrument. Standby commitments may be exercisable by the Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

The Funds expect that standby commitments generally will be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby

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commitments held by the Fund will not exceed 1/2 of 1% of the value of the Fund’s total assets calculated immediately after each standby commitment is acquired.

The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in the Investment Adviser’s and Sub-Advisers’ opinions, present minimal credit risks. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining NAV. Accordingly, where the Fund pays directly or indirectly for a standby commitment, the Fund’s costs will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

STRIPPED SECURITIES. To the extent consistent with its respective investment objective and strategies, each Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under the Funds’ guidelines if the Fund reasonably expects such SMBS can be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

STRUCTURED SECURITIES. A Fund may purchase structured securities both for hedging purposes and to gain exposure to certain countries and currencies. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a Unit Investment Trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class.

Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

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SUPRANATIONAL ENTITY OBLIGATIONS. The Funds may purchase obligations of supranational entities, including supranational banks. Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or “World Bank”), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Temporary Defensive Positions. From time to time, a Fund may invest up to 100% of its assets in investments that may be inconsistent with the Fund’s principal investment strategies for temporary defensive purposes in anticipation of, or in response to, adverse market, economic, political or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if a Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to:

(1)	obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities;
(2)	commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits;
(3)	repurchase agreements; or
(4)	uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at a Fund’s affiliated custodian. The Investment Adviser and Sub-Advisers have discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

TRADING RISK. In order to engage in certain transactions on behalf of a Fund, the Investment Adviser and/or a Sub-Adviser will be subject to (or cause a Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser, a Sub-Adviser and/or a Fund may be required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearinghouses and other venues, or may be required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue may result in the Investment Adviser, a Sub-Adviser (and/or a Fund) being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

Treasury Inflation Protected Securities. The Funds may purchase Treasury Inflation Protected Securities (“TIPS”), a type of inflation-indexed Treasury security. TIPS provide for semiannual payments of interest and a payment of principal at maturity which are adjusted for changes in the Consumer Price Index for All Urban Consumers.

Each semiannual payment of interest will be determined by multiplying a single fixed rate of interest by the inflation-adjusted principal amount of the security for the date of the interest payment. Thus, although the interest rate will be fixed, the amount of each interest payment will vary with changes in the principal of the security as adjusted for inflation and deflation.

TIPS also provide for an additional payment (a “minimum guarantee payment”) at maturity if the security’s inflation-adjusted principal amount for the maturity date is less than the security’s principal amount at issuance. The amount of the additional payment will equal the excess of the security’s principal amount at issuance over the security’s inflation-adjusted principal amount for the maturity date.

U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association

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(“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof, and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all U.S. government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations are generally considered illiquid.

U.S. Registered Securities of Non-U.S. Issuers. The Funds may purchase publicly traded common stocks of non-U.S. corporations.

Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

VARIABLE AND FLOATING RATE INSTRUMENTS. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds (sometimes referred to as “put bonds”) where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”).

Movements in the relevant index or benchmark on which adjustments are based will affect the interest paid on these securities and, therefore, the current income earned by the Fund and the securities' market value. The degree of volatility in the market value of the variable rate securities held by the Fund will generally increase along with the length of time between adjustments, the degree of volatility in the applicable index, benchmark or base lending rate and whether the index, benchmark or base lending rate to which it resets or floats approximates short-term or other prevailing interest rates. It will also be a function of the maximum increase or decrease of the interest rate adjustment on any one adjustment date, in any one year, and over the life of the security. These maximum increases and decreases are typically referred to as "caps" and "floors," respectively.

 During periods when short-term interest rates move within the caps and floors of the security held by the Fund, the interest rate of such security will reset to prevailing rates within a short period. As a result, the fluctuation in market value of the variable rate security held by the Fund is generally expected to be limited.

In periods of substantial short-term volatility in interest rates, the market value of such debt securities may fluctuate more substantially if the caps and/or floors prevent the interest rates from adjusting to the full extent of the movements in the market rates during any one adjustment period or over the term of the security. In the event of dramatic increases in interest rates, any lifetime caps on these securities may prevent the securities from adjusting to prevailing rates over the term of the security. In either the case of caps or floors, the market value of the securities may be reduced.

The income earned by the Fund and distributed to shareholders will generally increase or decrease along with movements in the relevant index, benchmark or base lending rate. Thus the Fund's income will be more unpredictable than the income earned on similar investments with a fixed rate of interest.

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With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser or Sub-Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets the Funds’ quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

Variable and floating rate instruments that may be purchased by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser or Sub-Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven (7) days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when the Fund is not entitled to exercise its demand rights. As a result, the Fund could suffer a loss with respect to these instruments.

Many debt securities, derivatives and other financial instruments, including some of the Funds’ investments, use the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. On July 27, 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that after 2021 it will cease its active encouragement of UK panel banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time. The period until the end of 2021 is expected to be enough time for market participants to transition to the use of a different benchmark for both new and existing securities and transactions; however, the potential effect of a transition away from LIBOR on the Funds or the financial instruments in which the Funds invest cannot yet be determined.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which the Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, Dominion, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.

Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Sub-Advisers determine such retention is warranted.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

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PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. The investment objective of each Fund is not a fundamental policy and may be changed without a shareholder vote, provided that shareholders will be given written notice of such change. Each Fund has adopted certain fundamental investment restrictions that cannot be changed without the vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding securities means the vote, at a meeting of shareholders, of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) of more than 50% of the outstanding voting securities, whichever is less. If a percentage restriction or policy is met at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets or resulting from corporate actions such as a reorganization, merger, liquidation or otherwise, unless otherwise stated in the Prospectus, will not constitute a deviation from the restriction or policy, and the Fund will not be required to sell securities due to subsequent changes in the value of securities it owns or such corporate actions.

Under the Funds’ fundamental investment restrictions, each Fund (unless otherwise stated) may not:

(1)	issue senior securities, borrow money or pledge its assets, except to the extent permitted by the 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued;

(2)	underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the 1933 Act);

(3)	purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities or other instruments (except that the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest, deal or otherwise engage in real estate or interests therein, including REITs);

(4)	make personal loans or loans of its assets to persons who control or are under common control with the Fund, other than to the extent permitted by 1940 Act, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued (except for the lending of the Fund’s portfolio securities, repurchase agreements and purchases of debt securities, loans or loan participations consistent with the investment policies of the Fund);

(5)	invest 25% or more of the Fund’s total assets in any particular industry or group of industries. The foregoing does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or repurchase agreements thereon, or tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security; or

(6)	purchase or sell commodities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

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Non-Fundamental Investment Restrictions

The following investment restriction is designated as non-fundamental with respect to each Fund and may be changed by the Trust’s Board without shareholder approval.

(1)	A Fund will not invest more than 15% of its net assets in the aggregate, on an ongoing basis, in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven (7) days’ duration.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted Policies on Disclosure of Portfolio Holdings for each Fund (the “Disclosure Policies”) with respect to disclosure of information about the portfolio holdings of a Fund and other funds managed by the Investment Adviser. The Disclosure Policies are intended to ensure compliance by the Investment Adviser and the Fund with the applicable restrictions of the federal securities laws, including the 1940 Act. It is the policy of the Investment Adviser and the Fund to prevent the selective disclosure of non-public information concerning each Fund.

The Board and the Investment Adviser considered each of the circumstances under which a Fund’s portfolio holdings may be disclosed to different categories of persons under the Disclosure Policies. The Investment Adviser and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of a Fund’s shareholders, on the one hand, and those of the Investment Adviser and its affiliates, on the other hand. After giving due consideration to such matters and after the exercise of their fiduciary duties, the Investment Adviser and the Board determined that each Fund has a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Disclosure Policies. The Investment Adviser and the Board reserve the right to amend the Disclosure Policies at any time and from time to time without prior notice in their sole discretion.

No compensation or other consideration is received by the Funds, the Investment Adviser or any affiliated party in regard to this disclosure. “Consideration” includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser.

General Policy. Portfolio holdings may be disclosed by each Fund on a selective or complete basis only by an officer of the Fund or an employee of a service provider who has received authorization from a member of the Investment Adviser’s compliance department (“Authorizing Officer”) where it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. Prior to authorizing the disclosure of portfolio holdings information, an Authorizing Officer shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the entity seeking to disclose such information on the other. For example, an Authorizing Officer may inquire as to whether a portfolio manager of the Fund has entered into any special arrangements to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the portfolio manager. The Authorizing Officer shall resolve any real or potential conflicts between shareholders and affiliated persons of each Fund that arise as a result of a request for portfolio holdings information in the best interests of shareholders.

Recipients of Information. Portfolio holdings information for each Fund may be made available more frequently and prior to its public availability in accordance with the provisions of the Disclosure Policies to:

1)	Unaffiliated Service Providers. Various firms, such as pricing services, proxy voting services, financial printers, pricing information vendors, third parties that deliver analytical, statistical, or consulting services, and other unaffiliated third parties that provide services and may require portfolio holdings information to provide services to a Fund (collectively, “Unaffiliated Service Providers”). The Funds have determined that selective and complete disclosure of holdings information to such Unaffiliated Service Providers fulfills a legitimate business purpose and is in the best interest of shareholders, as it allows the Unaffiliated Service Providers to facilitate the day-to-day operations of the Funds. The frequency with which portfolio holdings may be disclosed to an Unaffiliated Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Unaffiliated Service Provider, shall be determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by such

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disclosure. The frequency of disclosure to an Unaffiliated Service Provider may be as frequent as daily, with no lag.

2)	Ratings and Rankings Agencies. Organizations that publish ratings and/or rankings of the Funds (collectively, “Ratings and Rankings Agencies”). The Funds have determined that selective and complete disclosure of holdings information to Ratings and Rankings Agencies fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds.

3)	Fund Affiliates and Fiduciaries. Various firms, such as (1) service providers and their affiliates (in their capacities as service providers) and the distributor to the Fund; and (2) an accounting firm, an auditing firm, or outside legal counsel retained by the service providers, their affiliates, or the Funds (collectively, “Fund Affiliates and Fiduciaries”). The Funds have determined that selective and complete disclosure of holdings information to such Fund Affiliates and Fiduciaries fulfills a legitimate business purpose and is in the best interest of shareholders, as it allows the Fund Affiliates and Fiduciaries to facilitate the day-to-day operations of the Funds and/or provide other valuable services within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, by agreement, or under applicable laws, rules, and regulations. The frequency with which portfolio holdings may be disclosed to Fund Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Fund Affiliates and Fiduciaries, shall be determined based on the facts and circumstances surrounding the disclosure, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to a Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to Fund Affiliates and Fiduciaries may be as frequent as daily, with no lag.

4)	As Required by Law. Any party as required by applicable laws, rules, and regulations. Examples of such required disclosures include, but are not limited to, disclosure of Fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) upon the request of the SEC or another regulatory body, (3) in connection with a lawsuit, or (4) as required by court order.

5)	Waiver. Any other party, for a legitimate business purpose, upon waiver or exception, with the consent of the Funds’ officers, which will be disclosed to the Board no later than its next regularly scheduled quarterly meeting.

MANAGEMENT OF THE TRUST

Leadership Structure and Trustees and Officers

The Board has overall responsibility for overseeing the Funds’ management and operations. The Board governs the Funds and is responsible for protecting the interests of shareholders. The Chair of the Board is not considered an “interested person” of the Trust (an “Independent Trustee”), as that term is defined in the 1940 Act. The Trustees are experienced individuals who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, oversee management of the risks associated with such activities and contractual arrangements, and review the Funds’ performance.

Any vacancy on the Board may be filled by the remaining Trustees of the Board, except to the extent the 1940 Act requires the election of Trustees by the shareholders. There are four Trustees on the Board, a majority of whom are Independent Trustees. To the extent permitted by the 1940 Act and other applicable law, the Board may delegate any of its rights, powers and authority to any person, including without limitation, the officers of the Funds, the Investment Adviser or any committee of the Board. Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may purchase shares, subject to the eligibility requirements described in the Prospectus.

The Board appoints officers who are responsible for the Trust’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The following table provides information with respect to each Trustee, including the Independent Trustees.

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Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years and Relevant Experience	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Bruce Aronow 213 Market Street Harrisburg, PA 17101 Year of birth: 1965	Trustee and Chair of the Board and Chair of the Audit Committee	Since November 2017	Chief Executive Officer, eLocalUSA LLC (advertising) (2008 – Present).	3	Trustee, Copeland Trust (2010 - Present).
Robert Bernstein 213 Market Street Harrisburg, PA 17101 Year of birth: 1954	Trustee	Since November 2017	Co-Founder, Senior Managing Director, Chief Investment Strategist, Envestnet Retirement Solutions (financial technology) (2009 – Present).	3	Board Member, Fay Financial, Inc. (mortgage servicer) (2012 – Present); Board Chairman and Treasurer, Guitars Over Guns Organization (nonprofit).
Carmen A. Heredia-Lopez 213 Market Street Harrisburg, PA 17101 Year of birth: 1970	Trustee and Chair of the Nominating and Governance Committee	Since November 2017	Chief Investment Officer of Illinois Student Assistance Commission (2018 – Present); Director of Foundation Investments, W.K. Kellogg Foundation (private foundation) (2014 – 2017) Chief Investment Officer and Director of Investments, Chicago Teachers Pension Fund (2010 – 2013).	3	Trustee, Catholic United Investment Trust (2015 – Present); and Director, Prospanica (2013 – Present).
Interested Trustee
John Spagnola[1] 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1957	Trustee	Since November 2017	Managing Director, PFM Asset Management LLC (2002 – Present).	3	Board Member, St. Rose of Lima Elementary School (2009 – Present); Director, Magee Rehabilitation Hospital (2008 – Present); and Board Member, Greater Philadelphia Chamber of Commerce Advisory Board (2004 – Present).

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* Each Trustee shall hold office for the lifetime of the Trust or until such Trustee’s earlier death, resignation, removal, retirement or inability otherwise to serve, or, if sooner than any of such events, until the next meeting of Shareholders called for the purpose of electing Trustees or consent of Shareholders in lieu thereof for the election of Trustees, and until the election and qualification of his or her successor.

1 Mr. Spagnola is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because Mr. Spagnola is a managing director of PFM Asset Management LLC, the Investment Adviser.

The following lists the principal officers of the Trust, as well as their mailing addresses and year of birth, positions with the Trust and length of time served, and present and principal occupations:

Name, Address, and Year of Birth	Position(s) held with Trust	Term of Office* and Length of Time Served	Principal Occupation During Past Five Years
John Spagnola PFM Asset Management LLC 1735 Market Street, 43rd Floor Philadelphia, PA 19103 Year of birth: 1957	President and Chief Executive Officer	Since November 2017	Managing Director, PFM Asset Management LLC (2002-present)
Mark Yasenchak PFM Asset Management LLC 213 Market Street Harrisburg, PA, 17101-2141 Year of birth: 1979	Vice President and Assistant Treasurer	Since January 2019	Director, PFM Asset Management LLC (2003-present)
Daniel Hess PFM Asset Management LLC 213 Market Street Harrisburg, PA, 17101-2141 Year of birth: 1974	Treasurer	Since January 2019	Managing Director, PFM Asset Management LLC (2001-present)
Leo Karwejna PFM Asset Management LLC 213 Market Street Harrisburg, PA, 17101-2141 Year of birth: 1976	Chief Compliance Officer	Since November 2017	Managing Director, PFM Asset Management LLC (2011-present)
Khimmara Greer State Street Bank & Trust Company 100 Summer Street 7th Floor Boston, MA 02111 Year of birth: 1983	Secretary	Since September 2018	Vice President and Counsel, State Street Bank and Trust Company (2015- present); Regulatory Advisor, JPMorgan (2014-2015).

 * The officers of the Trust each serve at the pleasure of the Board.

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Trustee Experience:

Mr. Bruce M. Aronow has more than 20 years of experience in the financial services industry, including serving as a partner at one of the largest accounting firms in the U.S. and as Managing Partner of an investment management firm with approximately $20 billion in assets under management. Mr. Aronow also served as the Chief Financial Officer of The Managers Funds. Mr. Aronow currently holds an inactive Certified Public Accountant designation. Mr. Aronow's background in investment management and accounting, his leadership skills as a chief financial officer, and his experience with other mutual funds bring context and insight to Board discussions and decision-making regarding the Trust's operations and dialogue with the Fund's auditors. Mr. Aronow has been a member and Chair of the Board of Trustees of the Trust since December 2017 and Chair of the Audit Committee since December 2017.

Mr. Robert J. Bernstein has more than 35 years of experience in the investment management industry, including serving as CEO/CIO within two institutional financial service firms. Mr. Bernstein is a co-founder and Chief Investment Strategist of Envestnet Retirement Solutions and is responsible for all investment related strategies including the oversight of all Managed Accounts, Collective Trusts and unitized model portfolios within the advisor-sold DC retirement division of Envestnet, Inc. Mr. Bernstein is also Chairman of the ERS Investment Committee and serves on the Board of Fay Financial, Inc., Power Capital Partners, LLC., and RS Advisory, LLC. Mr. Bernstein’s background with the investment management industry and his leadership skills as a CEO and financial executive contribute to the Board's oversight responsibilities regarding the Adviser and other service providers, as well as general discussion regarding Trust operations and growth. Mr. Bernstein has been a member of the Board of Trustees of the Trust since December 2017.

Ms. Carmen A. Heredia-Lopez has more than 20 years of experience in the investment management industry, including serving as a Chief Investment Officer of a large U.S. city pension fund and Director of Investments for a large philanthropic foundation. Ms. Heredia-Lopez currently holds a Chartered Financial Analyst designation and serves on the Board of Directors for Prospanica (fka National Society of Hispanic MBAs) and Catholic United Investment Trust. Ms. Heredia-Lopez's background with the investment management industry, her leadership skills as a financial executive, and her experience overseeing multi-asset class investment portfolios bring practical knowledge to Board discussions regarding the operations of the Fund and the Trust. Ms. Heredia-Lopez has been a member of the Board of Trustees of the Trust since December 2017 and Chair of the Nominating and Governance Committee since December 2017.

Mr. John Spagnola has more than 30 years of experience in the financial services industry, including serving as a partner and Managing Director of PFM’s Multi-Asset Class Management practice. Mr. Spagnola is also a member of PFM’s Multi-Asset Class Investment Committee. He currently serves on the Board of Directors of Magee Rehabilitation in Philadelphia, the William Buckley Foundation at Yale University, and the Board of Directors of the Greater Philadelphia Chamber of Commerce. Mr. Spagnola’s background with the investment management industry and the Adviser is helpful to the Board in understanding the Fund's operations and in carrying out its oversight responsibilities with respect to the Adviser. Mr. Spagnola has been a member of the Board of Trustees of the Trust since December 2017.

Risk oversight is a part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Investment Adviser, Sub-Advisers and other service providers (depending on the nature of the risk), which carry out the Funds’ investment management and business affairs. The Investment Adviser, Sub-Advisers and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that may give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they occur. The Investment Adviser, Sub-Advisers and other service providers have their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models.

The Audit Committee, in addition to its risk management responsibilities, plays an important role in the Board’s risk oversight. Working with the Funds’ independent registered accountants, the Audit Committee seeks to ensure that the Funds’ annual audit scope includes risk-based considerations, such that the auditors consider the risks potentially impacting the audit findings as well as risks to the Funds’ financial position and operations.

The Board also monitors and reviews the Funds’ performance metrics, and regularly confers with the Investment Adviser on performance-related issues.

The Trust’s Chief Compliance Officer (the “CCO”) reports to the Board at least quarterly regarding compliance risk issues. In addition to providing quarterly reports, the CCO provides an annual report to the Board in accordance with the Funds’ compliance policies and procedures. The CCO regularly discusses relevant compliance risk issues affecting the Funds

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during meetings with the Independent Trustees and counsel. The CCO updates the Board on the application of the Funds’ compliance policies and procedures and discusses how they mitigate risk. The CCO also reports to the Board immediately regarding any problems associated with the Funds’ compliance policies and procedures that could expose (or that might have the potential to expose) the Funds to risk. The CCO’s quarterly and annual reports include reports on the Sub-Advisers’ compliance and risk issues.

Standing Board Committees

The Board has established two standing committees in connection with its governance of the Trust: Audit, and Nominating and Governance.

The Audit Committee consists of each Independent Trustee, with Mr. Aronow serving as the Chair. The Audit Committee oversees the Trust’s accounting and financial reporting processes, including its internal controls over financial reporting. The Audit Committee also oversees or assists Board oversight of the Trust’s compliance and legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, and internal control over financial reporting and independent audits. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board an independent registered public accounting firm to audit and provide its opinion on the Trust’s financial statements for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee meets on a regular basis, including at least twice annually with the Trust’s independent auditors. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the Audit Committee met three times.

The Nominating and Governance Committee consists of each Independent Trustee, with Ms. Heredia-Lopez serving as the Chair. The functions performed by the Nominating and Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation, and reviewing and making recommendations regarding Board governance practices and procedures and any recommendations of the CCO relating thereto. During the period from December 29, 2017 (commencement of operations) through September 30, 2018, the Nominating and Governance Committee met one time.

As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Nominating and Governance Committee will consider nominee proposals properly submitted by a shareholder. In order to submit properly a nominee recommendation for the Nominating and Governance Committee’s consideration: (i) the shareholder must submit any such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust; (ii) the recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election; (iii) the recommendation must include: (1) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder, and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the SEC or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Committee, for the Board to make such determination; (2) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (3) the recommending shareholder’s name as it appears on the Trust’s books; (4) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (5) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder, and (6) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert. The Nominating and Governance Committee may require the recommending shareholder to furnish other information as the Committee may reasonably require or deem necessary to

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verify any information furnished or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law.

Trustee Compensation

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee.

Each Independent Trustee receives for his or her services to the Trust, a $25,000 annual base retainer, $4,000 for each in-person meeting and $2,000 for each telephonic meeting from the Trust. The Chair of the Board receives an additional $12,000 annual retainer. The Chair of the Audit Committee receives an additional $6,000 annual retainer. The Chair of the Nominating and Governance Committee receives an additional $4,000 annual retainer. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. The Trust’s officers are not compensated by the Trust.

The table below shows the compensation paid to each Trustee for the period from December 29, 2017 (commencement of operations) through September 30, 2018.

Trustee Compensation Table For The Fiscal Year Ended September 30, 2018*
	Aggregate Compensation From The Trust	Pension or Retirements Benefits Accrued As Part Of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From The Trust & Fund Complex Paid To Trustees
NAME OF INDEPENDENT TRUSTEE
Bruce Aronow	$ 44,250	$ 0	$ 0	$ 44,250
Robert Bernstein	$ 30,750	$ 0	$ 0	$ 30,750
Carmen Heredia-Lopez	$ 33,750	$ 0	$ 0	$ 33,750

* For the period from December 29, 2017 through September 30, 2018.

Trustee Ownership of Fund Shares

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned of the Funds and of all funds in the Fund Complex overseen by each Trustee as of December 31, 2018.

Name of Independent Trustee	Dollar Range Of Equity Securities In Each Fund*		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies *
Bruce Aronow	Domestic Equity Fund International Equity Fund Fixed-Income Fund	None None None	None

Robert Bernstein	Domestic Equity Fund International Equity Fund Fixed-Income Fund	None None None	None

Carmen Heredia-Lopez	Domestic Equity Fund International Equity Fund Fixed-Income Fund	None None None	None

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Name of Interested Trustee
John Spagnola	Domestic Equity Fund International Equity Fund Fixed-Income Fund	None None None	None

* The Funds commenced operations on December 29, 2017.

PROXY VOTING POLICY

The Trust has adopted proxy voting policies and procedures pursuant to which the Board may delegate the voting of proxies for each Fund's portfolio securities to the Investment Adviser/Sub-Advisers pursuant to the Trust's proxy voting guidelines. Under these guidelines, the Investment Adviser/Sub-Advisers will vote proxies related to each Fund’s portfolio securities in the best interests of the Fund and its shareholders. A copy of the Investment Adviser’s and each Sub-Adviser’s proxy voting policy, or summaries of such policy, are attached as Appendix B to this SAI. Information about how each Fund voted proxies relating to securities held in a Fund’s portfolio will be available after August 31 of each year upon request (1) by calling 1-833-PFM-MMST (1-883-736-6678) and (2) on the SEC’s website at www.sec.gov.

CODES OF ETHICS

The Investment Adviser, each Sub-Adviser, the Distributor, and the Trust have each adopted a code of ethics (the Trust’s code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ Investment Adviser, Sub-Advisers, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Investment Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Investment Adviser, Sub-Advisers or Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust’s service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of any of the Funds. A control person is one who beneficially owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. A control person can have a significant impact on the outcome of a shareholder vote. As of January 4, 2019, the shareholders indicated below were considered to be either a control person or principal shareholder of the Funds.

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PFM Multi-Manager Domestic Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	29,480,676.09	49.32%	Record
Laborers’ Local 1174 Pension Fund 465 Allentown Drive Allentown, PA 18109	3,266,514.50	5.46%	Record
Mac & CO A/C 477973 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	8,660,086.27	14.49%	Record
Milwaukee Public Schools OPEB Trust 5225 W. Vliet Street, Room 160 P.O. Box 53208 Milwaukee, WI 53208	4,822,971.15	8.07%	Record

PFM Multi-Manager International Equity Fund

Name and Address	Shares	% Ownership	Type of Ownership
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	17,823,357.63	50.76%	Record
Laborers’ Local 1174 Pension Fund 465 Allentown Drive Allentown, PA 18109	1,932,800.63	5.50%	Record
Mac & CO A/C 477973 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	4,740,028.12	13.50%	Record
Milwaukee Public Schools OPEB Trust 5225 W. Vliet Street, Room 160 P.O. Box 53208 Milwaukee, WI 53208	2,766,753.98	7.88%	Record

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PFM Multi-Manager Fixed-Income Fund

Name and Address	Shares	% Ownership	Type of Ownership
Capinco c/o U.S. Bank NA P.O. Box 1787 Milwaukee, WI 53201	28,675,257.97	56.12%	Record
Laborers’ Local 1174 Pension Fund 465 Allentown Drive Allentown, PA 18109	3,246,915.61	6.35%	Record
Mac & CO A/C 477973 500 Grant Street Room 151-1010 Pittsburgh, PA 15258	4,790,539.64	9.37%	Record
Milwaukee Public Schools OPEB Trust 5225 W. Vliet Street, Room 160 P.O. Box 53208 Milwaukee, WI 53208	3,626,392.46	7.10%	Record

As of January 1, 2019, the Trust’s Trustees and officers do not beneficially own any of the outstanding shares of each Fund.

Investment Adviser

PFM Asset Management LLC (“PFM”) serves as the Funds’ investment adviser pursuant to an Advisory Agreement dated November 22, 2017 (the “Advisory Agreement”). The Investment Adviser is an indirect, wholly-owned subsidiary of PFM I, LLC, which is owned by the senior employees of the Investment Adviser and its affiliates. The Investment Adviser is located at 213 Market Street, Harrisburg, Pennsylvania, 17101-2141.

The Investment Adviser is responsible for managing the investment and reinvestment of the Funds’ assets and administering its affairs, consistent with the provisions of the Trust Agreement, as amended and restated from time to time, and the investment policies adopted and declared by the Board. The Investment Adviser is also responsible for overseeing, monitoring and reviewing the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions. The Investment Adviser has overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and supervises each Sub-Adviser in its performance of its duties for the applicable Fund.

Investment Sub-Advisers

Subject to the overall policies, direction and review of the Trust’s Board and to the instructions and supervision of the Investment Adviser, the Sub-Advisers manage the investment and reinvestment of the assets of the applicable Fund in accordance with such investment strategies and within such guidelines and limitations as the Investment Adviser and Sub-Adviser agree from time to time. The Sub-Advisers formulate and implement a continuous investment program for the portion of the applicable Fund’s assets allocated to the Sub-Adviser by the Investment Manager from time to time (the “Sub-Advised Portion”), which may consist of all, a portion, or none of the Fund’s assets. The Sub-Advisers also determine the securities, cash and other financial instruments to be purchased, retained or sold for the Sub-Advised Portion in a manner consistent with (i) the Fund’s investment strategy, (ii) the investment policies and restrictions of the Fund as set forth in the Fund’s prospectus and statement of additional information, (iii) the Trust Agreement as may be amended or supplemented from time to time and (iv) any written instructions or policies which the Board or the Investment Adviser may deliver to the Sub-Adviser. The Investment Adviser oversees, monitors and reviews the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions.

Because each Sub-Adviser manages its portion of a Fund independently from the others, the same security may be held in two or more different portions of a Fund or may be acquired for one portion at a time when a Sub-Adviser of another portion deems it appropriate to dispose of the security from that other portion. Similarly, under some market conditions, one

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or more of the Sub-Advisers may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser or Sub-Advisers believe continued exposure to the broader securities market is appropriate. Because each Sub-Adviser directs the trading for its allocated portion of Fund assets and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single adviser or Sub-Adviser were managing the Fund.

The current Sub-Advisers to the Funds are set forth below.

Fund	Sub-Advisers
PFM Multi-Manager Domestic Equity Fund	Champlain Investment Partners, LLC
Nuance Investments, LLC
SSGA Funds Management, Inc.
Vaughan Nelson Investment Management, L.P.
Jacobs Levy Equity Management, Inc.
PFM Multi-Manager International Equity Fund	Aristotle Capital Management, LLC
J O Hambro Capital Management Limited
Lazard Asset Management LLC
SSGA Funds Management, Inc.
PFM Multi-Manager Fixed-Income Fund	Brown Brothers Harriman & Co.
Nomura Corporate Research and Asset Management Inc.
PineBridge Investments LLC
PGIM, Inc.
Teachers Advisors, LLC

The ownership and control information for each Sub-Adviser, if applicable, is set forth below.

Aristotle Capital Management, LLC (“Aristotle”), 11100 Santa Monica Boulevard, Suite 1700, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the PFM Multi-Manager International Equity Fund and is primarily owned by Richard Hollander, Chair of the Board of Managers; Howard Gleicher, Chief Executive Officer & Chief Investment Officer; and Steve Borowski, President.

Brown Brothers Harriman & Co. (“Brown Brothers”), 140 Broadway, New York, New York 10005, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Fixed-Income Fund. Brown Brothers is owned by 34 general partners, none of whom own more than 10% of Brown Brothers.

Champlain Investment Partners, LLC (“Champlain”), 180 Battery Street, Burlington, Vermont 05401, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Domestic Equity Fund. Champlain is wholly owned by fifteen current and retired employees through CIP Management Holdings, LP.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”), 100 Campus Drive, 2nd Floor West, Florham Park, New Jersey 07932, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Domestic Equity Fund. Jacobs Levy is owned by Bruce I. Jacobs and Kenneth N. Levy.

J O Hambro Capital Management Limited (“JOHCM”), 53 State Street, 13th Floor, Boston, Massachusetts 02109, serves as a Sub-Adviser to a portion of the PFM Multi-Manager International Equity Fund. JOHCM is a wholly-owned corporate subsidiary of J O Hambro Capital Management Holdings Limited, a global investment advisory business, which is, in turn, owned by Pendal Group, an investment management company.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, 55th Floor, New York, New York 10112, serves as a Sub-Adviser to a portion of the PFM Multi-Manager International Equity Fund. Lazard is wholly owned by Lazard, Freres & Co LLC, which has one member, Lazard Group LLC. Interests in Lazard Group, LLC are held by Lazard Ltd., which is a publicly traded company.

Nomura Corporate Research and Asset Management Inc. (“Nomura”), 309 W 49th Street, New York, New York 10019, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Fixed-Income Fund. The Firm is 99% owned by Nomura

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Holding America Inc., with the other 1% held directly by the ultimate parent company, Nomura Holdings, Inc., a publicly traded company.

Nuance Investments, LLC (“Nuance”), 4900 Main Street, Suite 220, Kansas City, Missouri 64112, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Domestic Equity Fund. The principal owners of Nuance are Scott Moore, CFA and Chad Baumler, CFA.

PineBridge Investments LLC (“PineBridge”), 399 Park Avenue, 4th Floor, New York, New York 10022, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Fixed-Income Fund. PineBridge is a wholly owned subsidiary of PineBridge Investments Holdings US LLC, a Delaware limited liability company.

PGIM, Inc. (“PGIM”), 655 Broad Street, Newark, New Jersey 07102, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Fixed-Income Fund. PGIM is an indirect wholly-owned subsidiary of Prudential Financial, Inc., a publicly held company. Prudential Financial, Inc. is not affiliated in any manner with Prudential plc, a company headquartered in the United Kingdom.

SSGA Funds Management, Inc. (“SSGA FM”), One Iron Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Domestic Equity Fund and the PFM Multi-Manager International Equity Fund. SSGA FM is a wholly owned subsidiary of State Street Global Advisors Inc. (“SSGA, Inc.”), which is a wholly owned subsidiary of State Street Corporation (“State Street”), a publicly traded corporation. SSGA FM and other advisory affiliates of State Street comprise State Street Global Advisors (“SSGA”), the investment management arm of State Street.

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, 12th Floor, New York, New York 10017, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Fixed-Income Fund. TAL is known as “Nuveen” for marketing purposes, and is an indirect wholly-owned subsidiary of Teachers Insurance and Annuity Association of America, a life insurance company that is owned by TIAA Board of Overseers.

Vaughan Nelson Investment Management, L.P. (“Vaughan”), 600 Travis, Suite 6300, Houston, Texas 77002, serves as a Sub-Adviser to a portion of the PFM Multi-Manager Domestic Equity Fund. Vaughan is wholly-owned by Natixis Investment Managers, L.P., which, through intermediate subsidiaries, is part of Natixis Investment Managers, an international asset management group based in Paris, France, that, in turn, is owned, through intermediate subsidiaries, by Natixis, a French investment banking and financial services firm. Natixis is 73% owned by BPCE, France’s second largest banking group, with the remaining 27% of Natixis being publicly owned, with shares listed on the Euronext exchange in Paris.

Investment Advisory AGREEMENT AND SUB-ADVISORY AGREEMENTS

The Advisory Agreement and each Sub-Advisory Agreement has an initial term of two (2) years and following the initial term they will continue from year to year provided that such continuance is approved by a vote of a majority of the Trust’s Board of Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and either the vote of (a) a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, or (b) a majority of the Board as a whole. The Advisory Agreement may be terminated by the Investment Adviser or a Fund without penalty upon sixty (60) days’ notice, provided that termination by the Trust is approved by vote of a majority of the Board in office at the time or by vote of a majority of the outstanding voting securities of the Fund (as defined by the 1940 Act), and will terminate automatically upon its assignment (as defined in the 1940 Act). Under the Advisory Agreement, the Investment Adviser is responsible for overseeing, monitoring and reviewing the Sub-Advisers and their performance and their compliance with the applicable Fund’s investment policies and restrictions; and makes recommendations to the Board of Trustees about the hiring, termination and replacement of the Sub-Advisers.

The Advisory Agreement and each Sub-Advisory Agreement provide that generally in selecting brokers or dealers to place orders for transactions, the Investment Adviser or Sub-Adviser shall seek to obtain best execution in accordance with applicable regulatory requirements. A Sub-Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or Sub-Adviser’s overall responsibilities to Sub-Adviser’s discretionary accounts.

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 Under the Advisory Agreement, the Funds pay a monthly fee calculated at the following annual rates:

Fund	Advisory Fee
PFM Multi-Manager Domestic Equity Fund	29 basis points of the Fund’s average daily net assets
PFM Multi-Manager International Equity Fund	50 basis points of the Fund’s average daily net assets
PFM Multi-Manager Fixed-Income Fund	40 basis points of the Fund’s average daily net assets

Each Fund is responsible for paying all of its own expenses.

The Investment Adviser has contractually agreed to waive its investment advisory fees equal to an amount of 0.05% and 0.10% of the average annual net assets of the Domestic Equity Fund and International Equity Fund, respectively, through January 28, 2020. To the extent that the Investment Adviser’s fee waiver is not sufficient to bring a Fund’s net annual operating expenses below the expense limitations listed in the table below, the Investment Adviser has contractually agreed to waive the advisory fee and/or reimburse expenses (exclusive of Rule 12b-1 or similar marketing and distribution-related fees; interest and tax expenses; leverage; dividends and interest on short positions; brokerage commissions; expenses incurred in connection with any merger, liquidation or reorganization; extraordinary or non-routine expenses such as litigation; and acquired fund fees and expenses) in excess of a certain percentage of average daily net assets on an annual basis for certain Funds. The contractual waivers and reimbursements, shown in the chart below, continue in effect through at least January 28, 2020.

Fund	Contractual Fee Waiver/Reimbursement (% of average daily net assets on an annual basis)
PFM Multi-Manager Domestic Equity Fund	0.38%
PFM Multi-Manager International Equity Fund	0.63%
PFM Multi-Manager Fixed-Income Fund	0.55%

For the fiscal years or periods indicated below, the amount of advisory fees paid by each of the Funds and the amount waived or reimbursed by the Investment Adviser were as follows:

Fund	2016*	2017*	2018*
			Gross Advisory Fees	Advisory Fees Waived/Expenses Reimbursed	Net Advisory Fees After Fee Waiver/Expense Reimbursement
PFM Multi-Manager Domestic Equity Fund	N/A	N/A	$588,962	$353,575	$235,388
PFM Multi-Manager International Equity Fund	N/A	N/A	$550,363	$509,584	$40,779
PFM Multi-Manager Fixed-Income Fund	N/A	N/A	$662,454	$292,268	$370,186

* The Funds commenced operations on December 29, 2017.

The Investment Adviser pays the Sub-Advisers out of its management fees. For the fiscal years or periods indicated below, the aggregate amount of sub-advisory fees paid by the Investment Adviser for each Fund was as follows:

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Fund	2016*	2017*	2018*
			Gross Sub- Advisory Fees	Sub-Advisory Fees as a Percentage of the Fund’s Net Assets
PFM Multi-Manager Domestic Equity Fund	N/A	N/A	$261,761	0.13%
PFM Multi-Manager International Equity Fund	N/A	N/A	$377,475	0.34%
PFM Multi-Manager Fixed-Income Fund	N/A	N/A	$497,918	0.30%

* The Funds commenced operations on December 29, 2017.

ADDITIONAL PORTFOLIO MANAGER INFORMATION

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Funds for which they sub-advise. Each portfolio manager or team member is referred to as a portfolio manager below.  The portfolio managers are shown together in this section only for ease in presenting the information and should not be viewed for purposes of comparing the portfolio managers or their firms against one another.  Each firm is a separate entity that may employ different compensation structures and may have different management requirements, and each portfolio manager may be affected by different conflicts of interest.

Other Accounts Managed by the Portfolio Managers

In addition to the Funds, the table below identifies, for the portfolio managers, as of September 30, 2018, unless otherwise noted, the number of accounts for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Asset amounts are approximate and have been rounded.

PFM Asset Management LLC (All Funds)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts (billions)
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Marc Ammaturo	0	$0	0	$0	212	$11.38
Biagio Manieri	0	$0	0	$0	212	$11.38
Surya Pisapati	0	$0	0	$0	212	$11.38
John Spagnola	0	$0	0	$0	212	$11.38
Mark Yasenchak	0	$0	0	$0	212	$11.38

Aristotle Capital Management, LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Howard Gleicher	9	$2,452	11	$4,625	2,123	$10,212
Sean Thorpe	1	$48	1	$75	671	$391
Geoffrey Stewart	1	$48	1	$75	671	$591

Brown Brothers Harriman & Co. (Fixed-Income Fund)

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Andrew Hofer	3	$8,583	2	$837	99	$16,971
Neil Hohmann	2	$6,241	2	$837	99	$16,971

Champlain Investment Partners, LLC (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Scott Brayman	7	$7.89	3	$0.99	64	$2.97
Corey Bronner	7	$7.89	3	$0.99	64	$2.97
Joseph Farley	7	$7.89	3	$0.99	64	$2.97
Joseph Caligiuri	7	$7.89	3	$0.99	64	$2.97
Erik Giard-Chase	7	$7.89	3	$0.99	64	$2.97
Andrew Hanson	7	$7.89	3	$0.99	64	$2.97
Courtney Willson	7	$7.89	3	$0.99	64	$2.97

Jacobs Levy Equity Management, Inc. (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Bruce I. Jacobs	9	$1,616	15	$2,007	90	$5,619
Kenneth N. Levy	9	$1,616	15	$2,007	90	$5,619

J O Hambro Capital Management Limited (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Cresci	1	268	1	11.1	1	46.8

Lazard Asset Management LLC (International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Michael Fry	11	$9,837	11	$2,613	174	$18,143
Michael Bennett	14	$16,613	14	$3,379	216	$25,377
Michael Powers	13	$10,021	11	$2,613	174	$18,143
Kevin Matthews	11	$9,837	11	$2,613	174	$18,143
John Reinsberg	13	$12,499	16	$2,752	84	$15,270

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Nomura Corporate Research and Asset Management Inc. (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Steve Kotsen	4	$1,478.7	17	$9,208.4	41	$10,277.1
David Crall	4	$1,478.7	5	$1494.4	2	$132.7
Amy Yu Chang	0	$0	5	$3218.6	2	$71.2

Nuance Investments LLC (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Scott Moore	4	$1.3	0	$0	881	$586
Chad Baumler	4	$1.3	0	$0	881	$586

PGIM, Inc. (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Michael Collins	18	$ 61,138	8	$ 14,001	41	$ 23,147
Richard Piccirillo	40	$ 66,069	25	$ 18,010	141	$ 62,058
Gregory Peters	15	$ 59,558	11	$ 16,574	51	$ 27,001

PineBridge Investments LLC (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Vanden Assem, CFA	0	$0	5	$475	34	$9,402
Dana Burns	0	$0	5	$475	29	$7,102

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SSGA Funds Management, Inc. (Domestic Equity Fund and International Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Eric J. Villiott	142	$593.44	273	$335.02	448	$287.86
Karl Schneider	142	$593.44	273	$335.02	448	$287.86
Michael Martel	48	$22.42	134	$49.17	214*	$43.37*
Philip Lee	48	$22.42	134	$49.17	214*	$43.37*
Charles McGinn	48	$22.42	134	$49.17	214*	$43.37*
Karl Schneider	142	$593.44	273	$335.02	448	$287.86

* These accounts include 4 accounts (totaling $226.1 million in assets under management) with performance-based fees.

Teachers Advisors, LLC (Fixed-Income Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Steven Liberatore	1	$2,587	2	$14,519	6	$506

Vaughan Nelson Investment Management, L.P. (Domestic Equity Fund)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Chris Wallis	10	$2,500	3	$63	355	$6,154
Scott Weber	5	$586	2	$20	167	$2,194

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. Portfolio managers of each of the following Sub-Advisers who manage other investment accounts in addition to one or more of the Funds may be presented with the potential conflicts described below.

PFM ASSET MANAGEMENT LLC

(Adviser to the Funds)

PFM’s portfolio managers are often responsible for managing other accounts, including separate accounts and other pooled investment vehicles. A Fund’s portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement with PFM than the Fund. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible, due to varying investment restrictions among accounts and, for other reasons, that certain investments could be made for some accounts and not others or conflicting investment positions could be taken among accounts. PFM has a responsibility to manage all client accounts in a fair and equitable manner. To address any concern that PFM may have an incentive to favor certain investment opportunities for a performance-based account, PFM follows written procedures designed to allocate trades on an equitable basis considering the investment objectives of the account and without regard to whether an account has a performance-based fee. The policies and procedures are designed to ensure that accounts with the same objectives and permitted investments receive a fair allocation of trades over time. In addition, as a means of

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limiting conflicts of interest, PFM and the Trust have adopted policies consistent with the 1940 Act under which cross-trades may be effected between the Funds and another client account. PFM conducts periodic reviews of trades for consistency with these policies.

PFM will give advice to and make investment decisions for the Trust as it believes is in the best interest of the Trust. Advice given to the Trust or investment decisions made for the Trust may differ from, and may conflict with, advice given or investment decisions made for PFM or its affiliates or other funds or accounts managed by PFM or its affiliates. For example, other funds or accounts managed by PFM may sell short securities of an issuer in which the Trust has taken, or will take, a long position in the same securities. The subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Trust and such increase in price would be to the Trust’s detriment. Conflicts may also arise because portfolio decisions regarding the Trust may benefit PFM or its affiliates or another account or fund managed by PFM or its affiliates. For example, the sale of a long position or establishment of a short position by the Trust may impair the price of the same security sold short by (and therefore benefit) another account or fund managed by PFM or its affiliates, and the purchase of a security or covering a short position in a security by the Trust may increase the price of the same security held by (and therefore benefit) another account or fund managed by PFM or its affiliates. Actions taken with respect to PFM and its affiliates’ other funds or accounts managed by them may adversely impact the Funds, and actions taken by the Funds may benefit PFM or its affiliates or its other funds or accounts.

To the extent permitted by applicable law, PFM may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of PFM’s assets, or amounts payable to PFM rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services for such products.

Aristotle Capital Management, LLC

Sub-Adviser to the International Equity Fund

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, Aristotle Capital will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Aristotle Capital’s trade allocation policy.

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, senior management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the CIO, Aristotle Capital may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

Differing fee arrangements increase the risk that higher fee paying accounts may receive priority over other accounts during the allocation process. Aristotle Capital mitigates these risks by implementing procedures, such as blocking trades, maintaining proper written records with respect to allocations, and allocating at average price. These procedures are designed and implemented to ensure that all clients are treated fairly and equally, and to prevent this conflict from influencing the allocation of investment opportunities among clients.

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BROWN BROTHERS HARRIMAN & CO.

Sub-Adviser to the Fixed-Income Fund

The BBH&Co. separately identifiable department (“BBH” or “Sub-adviser”) provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund.

BBH seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the BBH’s Code of Ethics. With respect to the allocation of investment opportunities, BBH has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. BBH has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. BBH and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Sub-Adviser is set forth in the Sub-Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Sub-Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Champlain Investment Partners, LLC

Sub-Adviser to the Domestic Equity Fund

Research. Champlain obtains research and information services in exchange for client brokerage commissions; these services include third-party research, Champlain attendance at broker-sponsored industry conferences, and soft dollar payments for data feeds and other analytical services. All clients receive the benefit of these services and all trading is done under best execution protocols. Clients may pay commissions higher than those obtainable from other brokers in return for these products and services. Client accounts generate varying amounts of commissions and soft dollar credits based on account size, cash flows, and other factors that arise in the management of individual accounts. There may be some clients that receive soft dollar benefits that do not generate any soft dollar credits themselves.

Trade Allocation. Champlain seeks to manage potential conflicts of interest via the following: (i) where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system that facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) the firm ensures its Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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Jacobs Levy Equity Management, Inc.

Sub-Adviser to the Domestic Equity Fund

Jacobs Levy and its investment personnel provide investment management services to multiple accounts, including the fund’s account. The Portfolio Managers, Bruce Jacobs and Ken Levy, jointly manage all Jacobs Levy-managed accounts with the support of the firm’s other investment professionals. Providing investment management services to multiple accounts simultaneously may give rise to certain potential conflicts of interest because accounts may have investment objectives and/or strategies that are similar to or different from those of the fund. Jacobs Levy may make investment decisions for certain accounts that are not necessarily consistent with the decisions made for other accounts. As such, performance among accounts (including the fund‘s account) may differ. Conflicts may also arise in the allocation of transactions among client accounts with different fee arrangements and accounts in which the firm or the Portfolio Managers may have an ownership or financial interest.

Jacobs Levy is entitled to be paid performance-based compensation by certain accounts it manages. Jacobs Levy’s revenue may be increased by its receipt of performance-based fees. In addition, certain client accounts may have higher asset-based fees or more favorable performance-based compensation arrangements than other accounts. Jacobs Levy and the Portfolio Managers, whose compensation is derived primarily through their equity share in Jacobs Levy, may have an incentive to favor client accounts that pay the firm performance-based compensation or higher fees.

Jacobs Levy manages a number of proprietary accounts alongside client accounts. These proprietary accounts may invest in the same securities that Jacobs Levy recommends to or buys or sells for client accounts (including the fund’s account). Jacobs Levy aggregates trades for proprietary and client accounts. These proprietary accounts may have investment objectives and/or strategies which are similar to or different from those of the fund. Jacobs Levy may make investment decisions for proprietary accounts that are not necessarily consistent with the decisions made regarding client investments (including investments for the fund). As such, the performance of these proprietary accounts may differ from the performance of client accounts (including the fund’s account).

Jacobs Levy has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts. Jacobs Levy reviews statistical allocation reports periodically to determine whether accounts are treated, in its view, fairly. The performance of similarly managed accounts is also compared periodically to determine whether there are any unexplained significant discrepancies. In addition, Jacobs Levy has adopted procedures, which, in its view, are reasonably designed to create a fair and equitable allocation of investment opportunities over time among accounts.

Jacobs Levy provides a model portfolio to one or more of its clients for which Jacobs Levy does not have investment discretion. Jacobs Levy executes trades for other clients whose accounts utilize the same investment strategy as the model. Since Jacobs Levy does not have discretion to execute trades for its model portfolio client(s), it is possible that trading based on the model portfolio will occur at the same or different times for Jacobs Levy’s discretionary clients and for its model portfolio client(s), and therefore that trading conducted for one client will impact the value at which the relevant securities trade for another client.

J O Hambro Capital Management LIMITED

Sub-Adviser to the International Equity Fund

J O Hambro Capital Management Limited (“JOHCM”) acts as discretionary investment manager for a number of separate publicly available funds and segregated institutional accounts. The investment mandates for these clients are such that a particular investment will be suitable for inclusion in a number of different portfolios.

Each strategy is managed by a named senior fund manager and deputy, or by named co-lead managers. It is a key part of the group's decentralized investment philosophy that these investment teams have the freedom, subject to agreed mandate restrictions, to make their own investment decisions.

Subject to any particular size or other constraints such as risk appetite contained in client mandates, the proposed participation in an investment will be in proportion to the relative size of the portfolios managed by that investment team. The timing of decisions made by that investment team will also be influenced by any inflows to or outflows from the portfolios they manage. It is also of note that a different investment team may make different decisions or make similar decisions at different times in respect of the same investment.

All of these factors may result in different investment outcomes among investment strategies, and among mandates managed by the same investment team. JOHCM has policies in place to address the potential for conflict that this creates, that

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are designed to ensure the fair allocation of investment opportunities among clients. Compliance with these policies is reviewed ex post by various means, including performance dispersion analysis and monitoring order handling.

Basis of Remuneration:

The basis of JOHCM Group's remuneration, which is recorded in the agreements with individual clients, may be different for different types of client portfolios. The percentage rate for the annual management charge is not the same for all portfolios and in many cases, there will also be a performance fee payable which may be calculated on differing bases for different types of portfolios e.g. Open Ended Investment Companies (OEIC), US mutual funds or segregated accounts. Thus different portfolios in the same strategy may have different fee levels.

It is thus important to ensure that these differing rewards for the firm, and in some cases the particular fund manager, do not lead to similar portfolios being treated unfairly with one being favored or disadvantaged relative to the other. The policies and monitoring program referred to above relating to fair allocation of investment opportunities are also important safeguards in managing this potential for conflict.

The remuneration of the individual fund managers is a combination of some or all of a salary, a share of performance fees earned by the firm from the portfolios they manage, the management fees earned on their particular strategy, and that which derives from their equity interest in the Pendal Group.

The remuneration of individual JOHCM Group employees is independently overseen by the JOHCM Remuneration Committee in accordance with a Remuneration Policy that is designed to promote alignment of individual fund managers' interests with their clients' and to meet regulatory rules and standards.

Lazard Asset Management LLC

Sub-Adviser to the International Equity Fund

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Fund may invest or that may pursue a strategy similar to the Fund's investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Fund is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Fund. In addition, the Fund is “diversified” as defined in the Investment Company Act, subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Fund and the corresponding Similar Accounts, and the performance of securities purchased for the Fund may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

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3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Fund. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Fund.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Fund.

5. The table found towards the beginning of this section notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Fund.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions. In addition, if the Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of the Fund to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Nomura Corporate Research and Asset Management Inc.

Sub-Adviser to the Fixed-Income Fund

Real, potential or apparent conflicts of interest may arise where a portfolio manager has day-to-day responsibilities with respect to more than one account. These conflicts include the following: (i) the process for allocation of investments among multiple accounts for which a particular investment may be appropriate, (ii) allocation of a portfolio manager’s time and attention among relevant accounts, and (iii) circumstances where NCRAM has an incentive fee arrangement or other interest with respect to one account that does not exist with respect to other accounts.

Nuance Investments LLC

Sub-Adviser to the Domestic Equity Fund

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

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PGIM, Inc.

Sub-Adviser to the Fixed-Income Fund

Compensation. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;

•	the number of investment professionals receiving a bonus and related peer group compensation;

•	financial metrics of the business relative to those of appropriate peer groups; and

•	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.

Potential Conflicts of Interest. Like other investment advisers, PGIM Fixed Income is subject to various conflicts of interest in the ordinary course of its business. PGIM Fixed Income strives to identify potential risks, including conflicts of interest, that are inherent in its business, and PGIM Fixed Income conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, PGIM Fixed Income seeks to address such conflicts through one or more of the following methods:

•	elimination of the conflict;
•	disclosure of the conflict; or
•	management of the conflict through the adoption of appropriate policies, procedures or other mitigants.

PGIM Fixed Income follows the policies of Prudential Financial, Inc. on business ethics, personal securities trading by investment personnel, and information barriers. PGIM Fixed Income has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. PGIM Fixed Income cannot guarantee, however, that its policies and procedures will detect and prevent, or result in the disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest. PGIM Fixed Income’s side-by-side management of multiple accounts can create conflicts of interest. Examples are detailed below, followed by a discussion of how PGIM Fixed Income addresses these conflicts.

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Performance Fees - PGIM Fixed Income manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management may be deemed to create an incentive for PGIM Fixed Income and its investment professionals to favor one account over another. Specifically, PGIM Fixed Income or its affiliates could be considered to have the incentive to favor accounts for which PGIM Fixed Income or an affiliate receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Affiliated accounts - PGIM Fixed Income manages accounts on behalf of its affiliates as well as unaffiliated accounts. PGIM Fixed Income could be considered to have an incentive to favor accounts of affiliates over others.

Large accounts/higher fee strategies - large accounts and clients typically generate more revenue than do smaller accounts or clients and certain of PGIM Fixed Income’s strategies have higher fees than others. As a result, a portfolio manager could be considered to have an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for PGIM Fixed Income.

Long only and long/short accounts - PGIM Fixed Income manages accounts that only allow it to hold securities long as well as accounts that permit short selling. PGIM Fixed Income may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts. These short sales could reduce the value of the securities held in the long only accounts. In addition, purchases for long only accounts could have a negative impact on the short positions.

Securities of the same kind or class - PGIM Fixed Income sometimes buys or sells for one client account securities of the same kind or class that are purchased or sold for another client at prices that may be different. PGIM Fixed Income may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account due to differences in price, investment strategy or client direction. Different strategies trading in the same securities or types of securities may appear as inconsistencies in PGIM Fixed Income’s management of multiple accounts side-by-side.

Investment at different levels of an issuer’s capital structure— PGIM Fixed Income may invest client assets in the same issuer, but at different levels in the capital structure. In the event of restructuring or insolvency, PGIM Fixed Income may exercise remedies and take other actions on behalf of the holders of senior debt that are not in the interest of, or are adverse to, other clients that are the holders of junior debt, or vice versa.

Financial interests of investment professionals - PGIM Fixed Income investment professionals may invest in certain investment vehicles that it manages, including mutual funds and private funds. Also, certain of these investment vehicles are options under the 401(k) and deferred compensation plans offered by Prudential Financial, Inc. In addition, the value of grants under PGIM Fixed Income’s long-term incentive plan and targeted long-term incentive plan is affected by the performance of certain client accounts. As a result, PGIM Fixed Income investment professionals may have financial interests in accounts managed by PGIM Fixed Income or that are related to the performance of certain client accounts.

Non-discretionary accounts - PGIM Fixed Income provides non-discretionary investment advice to some clients and manages others on a discretionary basis. Trades in non-discretionary accounts or accounts where discretion is limited could occur before, in concert with, or after PGIM Fixed Income executes similar trades in its discretionary accounts. The non-discretionary/limited discretion clients may be disadvantaged if PGIM Fixed Income delivers investment advice to them after it initiates trading for the discretionary clients, or vice versa.

How PGIM Fixed Income Addresses These Conflicts of Interest. PGIM Fixed Income has developed policies and procedures designed to address the conflicts of interest with respect to its different types of side-by-side management described above.

Quarterly Strategy Reviews. Each quarter, the chief investment officer/head of PGIM Fixed Income holds a series of meetings with the senior portfolio manager and team responsible for the management of each of PGIM Fixed Income’s investment strategies. At each meeting, the chief investment officer/head of PGIM Fixed Income and strategy teams review and discuss the investment performance and performance attribution for each client account managed in the applicable strategy. These meetings are also typically attended by PGIM Fixed Income’s chief compliance officer or his designee and head of investment risk management or his designee.

Quarterly Senior Management Investment Review. Each quarter, the chief investment officer/head of PGIM Fixed Income reviews the investment performance and performance attribution of each of our strategies during a meeting

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typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

In keeping with PGIM Fixed Income’s fiduciary obligations, its policy with respect to trade aggregation and allocation is to treat all of its client accounts fairly and equitably over time. PGIM Fixed Income’s trade management oversight committee, which generally meets quarterly, is responsible for providing oversight with respect to trade aggregation and allocation. Its compliance group periodically reviews a sampling of new issue allocations and related documentation to confirm compliance with the trade aggregation and allocation procedures. In addition, the compliance and investment risk management groups review forensic reports regarding new issue and secondary trade activity on a quarterly basis. This forensic analysis includes such data as the: (i) number of new issues allocated in the strategy; (ii) size of new issue allocations to each portfolio in the strategy; (iii) profitability of new issue transactions; and (iv) portfolio turnover. The results of these analyses are reviewed and discussed at PGIM Fixed Income’s trade management oversight committee meetings. The procedures above are designed to detect patterns and anomalies in PGIM Fixed Income’s side-by-side management and trading so that it may assess and improve its processes.

PGIM Fixed Income has procedures that specifically address its side-by-side management of long/short and long only portfolios. These procedures address potential conflicts that could arise from differing positions between long/short and long only portfolios. In addition, lending opportunities with respect to securities for which the market is demanding a slight premium rate over normal market rates are allocated to long only accounts prior to allocating the opportunities to long/short accounts.

Conflicts Related to PGIM Fixed Income’s Affiliations. As an indirect wholly-owned subsidiary of Prudential Financial, Inc., PGIM Fixed Income is part of a diversified, global financial services organization. PGIM Fixed Income is affiliated with many types of U.S. and non-U.S. financial service providers, including insurance companies, broker-dealers, commodity trading advisors, commodity pool operators and other investment advisers. Some of its employees are officers of and/or provide services to some of these affiliates.

•	Conflicts Arising Out of Legal Restrictions. PGIM Fixed Income may be restricted by law, regulation, contract or other constraints as to how much, if any, of a particular security it may purchase or sell on behalf of a client, and as to the timing of such purchase or sale. Sometimes these restrictions apply as a result of its relationship with Prudential Financial, Inc. and its other affiliates. For example, PGIM Fixed Income does not purchase securities issued by Prudential Financial, Inc. for client accounts. In addition, PGIM Fixed Income’s holdings of a security on behalf of its clients are required, under certain regulations, to be aggregated with the holdings of that security by other Prudential Financial, Inc. affiliates. These holdings could, on an aggregate basis, exceed certain reporting or ownership thresholds. Prudential Financial, Inc. tracks these aggregated holdings and may restrict purchases to avoid crossing such thresholds because of the potential consequences to Prudential Financial, Inc. if such thresholds are exceeded. In addition, PGIM Fixed Income could receive material, non-public information with respect to a particular issuer and, as a result, be unable to execute transactions in securities of that issuer for its clients. For example, PGIM Fixed Income’s bank loan team often invests in private bank loans in connection with which the borrower provides material, non-public information, resulting in restrictions on trading securities issued by those borrowers. PGIM Fixed Income has procedures in place to carefully consider whether to intentionally accept material, non-public information with respect to certain issuers. PGIM Fixed Income is generally able to avoid receiving material, non-public information from its affiliates and other units within PGIM by maintaining information barriers. In some instances, it may create an isolated information barrier around a small number of its employees so that material, non-public information received by such employees is not attributed to the rest of PGIM Fixed Income.

•	Conflicts Related to Outside Business Activity. From time to time, certain of PGIM Fixed Income employees or officers may engage in outside business activity, including outside directorships. Any outside business activity is subject to prior approval pursuant to PGIM Fixed Income’s personal conflicts of interest and outside business activities policy. Actual and potential conflicts of interest are analyzed during such approval process. PGIM Fixed Income could be restricted in trading the securities of certain issuers in client portfolios in the unlikely event that an employee or officer, as a result of outside business activity, obtains material, non-public information regarding an issuer.

•	Conflicts Related to Investment of Client Assets in Affiliated Funds. PGIM Fixed Income may invest client assets in funds that it manages or subadvises for an affiliate. PGIM Fixed Income may also invest cash collateral from securities lending transactions in these funds. These investments benefit both PGIM Fixed Income and its affiliate.

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•	PICA General Account. Because of the substantial size of the general accounts of our affiliated insurance companies, trading by these general accounts, including PGIM Fixed Income’s trades on behalf of the accounts, may affect the market prices or limit the availability of the securities or instruments transacted. Although PGIM Fixed Income does not expect that the general accounts will execute transactions that will move a market frequently, and generally only in response to unusual market or issuer events, the execution of these transactions could have an adverse effect on transactions for or positions held by other clients.

Conflicts Related to Co-investment by Affiliates

PGIM Fixed Income affiliates may provide initial funding or otherwise invest in vehicles it manages. When an affiliate provides “seed capital” or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a future point in time or when it deems that sufficient additional capital has been invested in that fund.

The timing of a redemption by an affiliate could benefit the affiliate. For example, the fund may be more liquid at the time of the affiliate’s redemption than it is at times when other investors may wish to withdraw all or part of their interests.

In addition, a consequence of any withdrawal of a significant amount, including by an affiliate, is that investors remaining in the fund will bear a proportionately higher share of fund expenses following the redemption.

PGIM Fixed Income could also face a conflict if the interests of an affiliated investor in a fund it manages diverge from those of the fund or other investors. For example, PGIM Fixed Income affiliates, from time to time, hedge some or all of the risks associated with their investments in certain funds PGIM Fixed Income manages. PGIM Fixed Income may provide assistance in connection with this hedging activity.

PGIM Fixed Income believes that these conflicts are mitigated by its allocation policies and procedures, its supervisory review of accounts and its procedures with respect to side-by-side management of long only and long/short accounts.

Conflicts Arising Out of Industry Activities

PGIM Fixed Income and its affiliates have service agreements with various vendors that are also investment consultants. Under these agreements, PGIM Fixed Income or its affiliates compensate the vendors for certain services, including software, market data and technology services. PGIM Fixed Income’s clients may also retain these vendors as investment consultants. The existence of these service agreements may provide an incentive for the investment consultants to favor PGIM Fixed Income when they advise their clients. PGIM Fixed Income does not, however, condition its purchase of services from consultants upon their recommending PGIM Fixed Income to their clients. PGIM Fixed Income will provide clients with information about services that it obtains from these consultants upon request.

PGIM Fixed Income retains third party advisors and other service providers to provide various services for PGIM Fixed Income as well as for funds that PGIM Fixed Income manages or subadvises. A service provider may provide services to PGIM Fixed Income or one of PGIM Fixed Income’s funds while also providing services to other PGIM units, other PGIM-advised funds, or affiliates of PGIM, and may negotiate rates in the context of the overall relationship. PGIM Fixed Income may benefit from negotiated fee rates offered to its funds and vice versa. There is no assurance, however, that PGIM Fixed Income will be able to obtain advantageous fee rates from a given service provider negotiated by its affiliates based on their relationship with the service provider, or that PGIM Fixed Income will know of such negotiated fee rates.

Conflicts Related to Securities Holdings and Other Financial Interests

Prudential Financial, PICA, PGIM Fixed Income and other affiliates of PGIM at times have financial interests in, or relationships with, companies whose securities or related instruments PGIM Fixed Income holds, purchases or sells in its client accounts. Certain of these interests and relationships are material to PGIM Fixed Income or to the Prudential enterprise. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by PGIM Fixed Income on behalf of PGIM Fixed Income’s client accounts. For example:

-	PGIM Fixed Income invests in the securities of one or more clients for the accounts of other clients.

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-	PGIM Fixed Income’s affiliates sell various products and/or services to certain companies whose securities PGIM Fixed Income purchases and sells for PGIM Fixed Income clients.
-	PGIM Fixed Income invests in the debt securities of companies whose equity is held by its affiliates.
-	PGIM Fixed Income’s affiliates hold public and private debt and equity securities of a large number of issuers and may invest in some of the same issuers for other client accounts but at different levels in the capital structure. For example:
-	Affiliated accounts can hold the senior debt of an issuer whose subordinated debt is held by PGIM Fixed Income’s clients or hold secured debt of an issuer whose public unsecured debt is held in client accounts. In the event of restructuring or insolvency, the affiliated accounts as holders of senior debt may exercise remedies and take other actions that are not in the interest of, or are adverse to, other clients that are the holders of junior debt.
-	To the extent permitted by applicable law, PGIM Fixed Income may also invest client assets in offerings of securities the proceeds of which are used to repay debt obligations held in affiliated accounts or other client accounts. PGIM Fixed Income’s interest in having the debt repaid creates a conflict of interest. PGIM Fixed Income has adopted a refinancing policy to address this conflict.
-	Certain of PGIM Fixed Income’s affiliates (as well as directors or officers of its affiliates) are officers or directors of issuers in which PGIM Fixed Income invests from time to time. These issuers may also be service providers to PGIM Fixed Income or its affiliates.
-	In addition, PGIM Fixed Income may invest client assets in securities backed by commercial mortgage loans that were originated or are serviced by an affiliate.

In general, conflicts related to the financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to the Offer and Sale of Securities. Certain of PGIM Fixed Income’s employees may offer and sell securities of, and interests in, commingled funds that it manages or sub-advisers. There is an incentive for PGIM Fixed Income’s employees to offer these securities to investors regardless of whether the investment is appropriate for such investor since increased assets in these vehicles will result in increased advisory fees to it. In addition, such sales could result in increased compensation to the employee.

Conflicts Related to Long-Term Compensation. The performance of many client accounts is not reflected in the calculation of changes in the value of participation interests under PGIM Fixed Income’s long-term incentive plan. This may be because the composite representing the strategy in which the account is managed is not one of the composites included in the calculation or because the account is excluded from a specified composite due to guideline restrictions or other factors. In addition, the performance of only a small number of our investment strategies is covered under PGIM Fixed Income’s targeted long-term incentive plan. As a result of the long-term incentive plan and targeted long-term incentive plan, PGIM Fixed Income’s portfolio managers from time to time have financial interests related to the investment performance of some, but not all, of the accounts they manage. To address potential conflicts related to these financial interests, PGIM Fixed Income has procedures, including trade allocation and supervisory review procedures, designed to confirm that each of its client accounts is managed in a manner that is consistent with PGIM Fixed Income’s fiduciary obligations, as well as with the account’s investment objectives, investment strategies and restrictions. For example, PGIM Fixed Income’s chief investment officer/head reviews performance among similarly managed accounts on a quarterly basis during meetings typically attended by members of PGIM Fixed Income’s senior leadership team, chief compliance officer or his designee, head of investment risk management or his designee and senior portfolio managers.

Conflicts Related to Trading – Personal Trading by Employees. Personal trading by PGIM Fixed Income employees creates a conflict when they are trading the same securities or types of securities as PGIM Fixed Income trades on behalf of its clients. This conflict is mitigated by PGIM Fixed Income’s personal trading standards and procedures.

In general, conflicts related to the securities holdings and financial interests described above are addressed by the fact that PGIM Fixed Income makes investment decisions for each client independently considering the best economic interests of such client.

Conflicts Related to Valuation and Fees.

When client accounts hold illiquid or difficult to value investments, PGIM Fixed Income faces a conflict of interest when making recommendations regarding the value of such investments since its management fees are generally based on the value of assets under management. PGIM Fixed Income believes that its valuation policies and procedures mitigate this conflict effectively and enable it to value client assets fairly and in a manner that is consistent with the client’s best interests. In

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addition, single client account clients often calculate fees based on the valuation of assets provided by their custodian or administrator.

Conflicts Related to Securities Lending Fees

When PGIM Fixed Income manages a client account and also serves as securities lending agent for the account, it could be considered to have the incentive to invest in securities that would generate higher securities lending returns, but may not otherwise be in the best interest of the client account.

PineBridge Investments LLC

Sub-Adviser to the Fixed-Income Fund

PineBridge recognizes that it may be subject to a conflict of interest with respect to allocations of investment opportunities and transactions among its clients. To mitigate these conflicts, PineBridge's policies and procedures seek to provide that investment decisions are made in accordance with the fiduciary duties owed to such accounts and without consideration of PineBridge's economic, investment or other financial interests. Personal securities transactions by an employee may raise a potential conflict of interest when an employee trades in a security that is considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client, in that the employee may be able to personally benefit from prior knowledge of transactions for a client by trading in a personal account. PineBridge has policies to address potential conflicts of interest when its employees buy or sell securities also bought or sold for clients. Under certain circumstances, conflicts may arise in cases where different clients of PineBridge invest in different parts of a single issuer's capital structure, including circumstances in which one or more PineBridge clients may own private securities or obligations of an issuer and other PineBridge clients may own public securities of the same issuer. Such conflicts of interest will be discussed and resolved on a case-by-case basis and will take into consideration the interest of the relevant clients, the circumstances giving rise to the conflict, and applicable regulations. For a more detailed discussion of conflicts of interest, please refer to PineBridge Investment LLC's Form ADV Part 2.

SSGA FUNDS MANAGEMENT, INC.

Sub-Adviser to the Domestic Equity Fund and International Equity Fund

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts may arise out of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio manager is responsible for accounts that have different advisory fees - the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSGA FM are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources.

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Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Teachers Advisors, LLC

Sub-Adviser to the Fixed-Income Fund

Portfolio managers of Teachers Advisors, LLC (“TAL”) may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for the parent company of TAL, Teachers Insurance and Annuity Association of America (“TIAA”), its affiliated investment advisers, or other client or proprietary accounts (collectively, “TAL Accounts”), which may raise potential conflicts of interest. TAL has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates may be involved in certain investment opportunities that have the effect of restricting or limiting Fund participation in such investment opportunities. Such conflicts and mitigating policies and procedures include the following:

TIAA. TIAA or its affiliates sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fixed-Income Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to a TAL Account’s investments and/or the internal policies of TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when TAL will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates may also limit the investment strategies and rights of the Fixed-Income Fund. For example, in certain circumstances where the Fixed-Income Fund invests in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates for the Fixed-Income Fund and TAL Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of TAL, on behalf of the Fixed-Income Fund or TAL Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, TAL, on behalf of the Fixed-Income Fund or TAL Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when TAL, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Fixed-Income Fund may differ from, and may conflict with, investment decisions made by TAL or any of its affiliated investment advisers, for TAL Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an TAL Account were to sell a significant position in a security while the Fixed-Income Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fixed-Income Fund’s performance. In the case of a short sale, the selling TAL Account would benefit from any decrease in price. Conflicts may also arise in cases where the Fixed-Income Fund or TAL Accounts are invested in different parts of an issuer’s capital structure. In negotiating the terms and conditions of any such investments, TAL (or, in the case of an TAL Account, an affiliated investment adviser) may find that the interests of the debt-holding Fund (or TAL Account) and the equity-holding TAL Account (or the Fixed-Income Fund ) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt-holding Funds (or TAL Accounts) may be better served by a liquidation of an issuer in which they could be paid in full, while equity-holding TAL Accounts (or the Fixed-Income Fund ) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be the Fixed-Income Fund (or a TAL Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. TAL may seek to avoid such conflicts, and, as a result, TAL may choose not to make such investments on behalf of the Fixed-Income Fund, which may adversely affect the Fixed-Income Fund’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where TAL Accounts have similar investment mandates as the Fixed-Income Fund, TAL may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more TAL Accounts, but not for the Fixed-Income Fund, or are appropriate for the Fixed-Income Fund but in

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different amounts, terms or timing than is appropriate for a TAL Account. As a result, the amount, terms or timing of an investment by the Fixed-Income Fund may differ from, and performance may be lower than, investments and performance of a TAL Account.

Aggregation and Allocation of Orders. TAL may aggregate orders of the Fixed-Income Fund and TAL Accounts, in each case consistent with TAL’s policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating TAL Accounts and the Fixed-Income Fund, TAL may be perceived as causing the Fixed-Income Fund or TAL Account to participate in an aggregated transaction in order to increase TAL’s overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for TAL to disproportionately allocate securities expected to increase in value to certain TAL Accounts at the expense of the Fixed-Income Fund. In addition, the Fixed-Income Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

TAL has adopted procedures designed to mitigate the foregoing conflicts of interest by treating the Fixed-Income Fund and TAL Account it sub-advises or advises fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, TAL’s trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that the Fixed-Income Fund and TAL Accounts are being treated fairly and equitably over time.

Vaughan Nelson Investment Management, L.P.

Sub-Adviser to the Domestic Equity Fund

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of each of these conflicts.

Conflicts Associated with Sub-Advisers

The Sub-Advisers have interests and relationships that may create conflicts of interest related to their management of the assets of the Funds allocated to such Sub-Advisers. Such conflicts of interest may be similar to, different from or supplement those conflicts described herein relating to PFM. For example, because PFM primarily acts as a manager of advisers with respect to the Funds while the Sub-Advisers engage in direct trading strategies for the assets allocated to them, the Sub-Advisers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to PFM unless PFM is directly managing a portion of the assets of a Fund, or may apply to PFM in a different or more limited manner. Such conflicts may relate to the Sub-Advisers’ trading and investment practices, including their selection of broker-dealers, soft-dollar arrangements, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest.

A Sub-Adviser may manage or advise multiple accounts (the “Sub-Adviser’s Accounts”) that have investment objectives that are similar to those of the Funds and that may make investments or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, regulated industries, small capitalization securities, investments in MLPs in the oil and gas industry and initial public offerings/new issues), where the liquidity of such investment opportunities is limited or where a Sub-Adviser limits the number of clients whose assets it manages. The Sub-Advisers have established policies with respect to the Sub-Adviser’s Accounts to mitigate these conflicts.

The Sub-Advisers do not receive performance-based compensation for their investment management activities on behalf of the Funds. However, a Sub-Adviser may simultaneously manage Sub-Adviser’s Accounts for which the Sub-Adviser receives a higher rate of fees or other compensation (including performance-based fees or allocations) than it receives from a Fund. The simultaneous management of Sub-Adviser’s Accounts that pay higher fees or other compensation and the Funds creates a conflict of interest as a Sub-Adviser may have an incentive to favor Sub-Adviser’s Accounts with the potential to receive higher fees to the detriment of a Fund. For instance, a Sub-Adviser may be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees. Certain of the Sub-Advisers may engage in transactions with affiliated brokers as governed by Rule 17e-1 under the 1940

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Act. Sub-Advisers may also utilize soft dollars as described under “Investment Advisory Agreement and Sub-Advisory Agreements” above. The Sub-Advisers have adopted policies and procedures that they believe will mitigate the conflicts that may arise from their respective brokerage practices.

To address these potential conflicts, each Sub-Adviser has developed policies and procedures that provide that personnel making portfolio decisions for the Sub-Adviser’s Accounts will make purchase and sale decisions for, and allocate investment opportunities among, the Sub-Adviser’s Accounts (including the Funds) consistent with the Sub-Adviser’s fiduciary obligations.

Additional information about potential conflicts of interest regarding the Sub-Advisers is set forth in each Sub-Adviser’s Form ADV, which prospective shareholders should review prior to purchasing Fund shares. A copy of Part 1 and Part 2A of Each Sub-Adviser and PFM’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Portfolio Manager Compensation Structure and Methods

Investment Adviser (All Funds): The Investment Adviser compensates the Funds’ portfolio managers through a base salary and an annual bonus. The bonus is determined based on the profitability of the Investment Adviser; each business unit’s contribution to the overall profitability of the Investment Adviser; and each individual’s contribution to the business unit’s success, which includes an assessment of qualitative and quantitative performance of client accounts. Portfolio managers that serve as managing directors are expected to purchase additional stock in the Investment Adviser as part of the bonus process.

Aristotle Capital Management, LLC (International Equity Fund): All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle Capital is an equity partner of the firm and receives a portion of the overall profits of Aristotle Capital as part of his ownership interest. Aristotle Capital’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

Brown Brothers Harriman & Co. (Fixed-Income Fund): Messrs. Hofer and Hohmann are Managing Directors of BBH&Co. They are paid a fixed base salary and variable incentives based on his performance, the investment performance of the Fund and other portfolios co-managed by Messrs. Hofer and Hohmann, and the overall profitability of BBH&Co. Messrs. Hofer and Hohmann’s base salary is determined within a market competitive salary range, based on their individual experience and performance, and is consistent with the salaries paid to other managing directors of BBH&Co. The variable incentives are composed of three separate elements. The first element is a cash bonus paid at the end of each calendar year based on multiple performance criteria (the “Performance Bonus”). The second element is a cash bonus paid at the end of each calendar year based on the profitability of BBH&Co. (the “Managing Director’s profit share”). The third and typically the smallest element is participation in a profit sharing plan that allows all employees to share in the success of BBH&Co. in meeting its profit objectives. This participation is a uniform portion of each employee’s base salary and is paid to each employee’s 401K account that vests over time. The main criteria for establishing Messrs. Hofer and Hohmann’s Performance Bonuses are the investment performance of the Fund and certain other funds and separate accounts managed by Messrs. Hofer and Hohmann that follow a similar investment strategy as the Fund and Messrs. Hofer and Hohmann’s leadership, collaboration, and communication skills. Messrs. Hofer and Hohmann’s Managing Director’s profit share is consistent with the percentage received by other managing directors of BBH&Co.

Champlain Investment Partners, LLC (Domestic Equity Fund): Compensation for all employees, including the investment team, is comprised of both a salary, as well as a qualitatively-focused discretionary bonus tied to progress against both the individual’s goals and the firm’s performance as a whole; Partners in the firm also receive profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus, aligning both short and long term interests with those of clients.

Jacobs Levy Equity Management, Inc. (Domestic Equity Fund): Each portfolio manager receives a fixed salary and a percentage of the profits of Jacobs Levy, which is based upon the portfolio manager’s ownership interest in the firm. Jacobs Levy’s profits are derived from the fees the firm receives from managing client accounts. For most client accounts, the firm receives a fee based upon a percentage of assets under management (the “basic fee”). For some accounts, the firm receives a fee that is adjusted based upon the performance of the account compared to a benchmark. The type of performance adjusted fee, the measurement period for the fee and the benchmark vary by client. In some cases, the basic fee is adjusted based upon the trailing returns (e.g., annualized trailing 12 quarter returns) of the account relative to an annualized

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benchmark return plus a specified number of basis points. In other cases, the firm receives the basic fee and a percentage of the profits in excess of a benchmark.

J O Hambro Capital Management Limited. (International Equity Fund): JOHCM’s remuneration structure for investment professionals includes a combination of some or all of the following: a base salary, a revenue share, a performance fee, and the opportunity to earn an equity stake in the firm. Revenue share is based on a proportion of the management fee generated. The performance fee is based on a proportion of the performance fees generated from strategies and portfolios that carry a performance fee arrangement. Portfolio managers can also earn an equity stake in Pendal Group through various equity plans, depending on certain factors including length of service. JOHCM employs a results oriented partnership ethos, where the variable elements of the fund manager’s remuneration could represent a significant multiple of their base salary where asset growth and strong performance are delivered.

Lazard Asset Management LLC (International Equity Fund): Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark, generally as set forth in the Prospectus or other governing document, over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain portfolios, in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

Nomura Corporate Research and Asset Management Inc. (Fixed-Income Fund): Remuneration within NCRAM consists of a fixed amount which includes base salary and benefits together with a variable performance-related amount. The CEO will determine the bonus for investment professionals in consultation with the CIO and Senior Portfolio Manager. The variable performance-related remuneration is based upon an individual's performance as compared to agreed objectives which may include financial and non-financial performance measures, risk management and other relevant factors. Determination of variable performance-related compensation is sufficiently flexible to reward short- and long-term individual performance.

When an employee's total compensation (fixed plus variable remuneration) exceeds certain limits, the employee must participate in the Nomura Holdings, Inc. (“NHI”) remuneration deferral scheme which links the employee's deferred compensation award in part to the performance of NHI shares. Also, in the case of certain portfolio managers, a portion of their deferred compensation may be linked to the performance of certain products managed by NCRAM, and we believe this further ties portfolio managers to the long-term performance of our clients. Therefore, total compensation may consist of three elements: base salary, cash bonus and deferred bonus (via deferral vehicles, typically vesting over three years and linked to various instruments as described above).

Nuance Investments, LLC (Domestic Equity Fund): Nuance Investments compensates the Portfolio Managers for their management of the Funds. Each Portfolio Manager receives a base salary and a performance bonus. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall

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profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio managers’ compensation packages are paid by the Nuance Investments and not by any client account.

PineBridge Investments LLC (Fixed-Income Fund): Provided below is an overview of PineBridge’s compensation program for all PineBridge professionals. Besides a base salary, which is consistent with regional market levels for the retention of superior staff, investment professionals’ incentives are as follows:

Bonus Criteria for Investment Professionals

Bonus compensation for investment professionals is based on a discretionary plan combined with the overall performance of the firm. PineBridge’s compensation structure does not provide any incentive for personnel to take undue risk.

Portfolio managers and traders are evaluated on the pre-tax performance of the portfolios they manage and/or trade compared to relevant peer group benchmarks. While performance is reported quarterly, a full-year performance review is completed as part of the annual bonus process. Research analysts are evaluated based on the value that their recommendations contribute to the performance of the portfolio.

Additional criteria used to evaluate investment professionals include:

•	Quality of work
•	Job knowledge
•	Entrepreneurship
•	Initiative
•	Problem solving/creativity
•	Decision making
•	Accountability for results
•	Judgment
•	Adaptability
•	Planning and organizing
•	Communication
•	Interpersonal skills

Additional criteria for managers include:

•	Staff management
•	Staff development
•	Business management

Equity and phantom equity awards are granted from time to time, as part of PineBridge's compensation program. Equity participants have a profits interest in the firm that entitles them to future profits and/or losses based on their ownership.

PGIM, Inc. (Fixed-Income Fund): Compensation. The base salary of an investment professional in the PGIM Fixed Income unit of PGIM is based on market data relative to similar positions as well as the past performance, years of experience and scope of responsibility of the individual. Incentive compensation, including the annual cash bonus, the long-term equity grant and grants under PGIM Fixed Income’s long-term incentive plans, is primarily based on such person’s contribution to PGIM Fixed Income’s goal of providing investment performance to clients consistent with portfolio objectives, guidelines and risk parameters and market-based data such as compensation trends and levels of overall compensation for similar positions in the asset management industry. In addition, an investment professional’s qualitative contributions to the organization and its commercial success are considered in determining incentive compensation. Incentive compensation is not solely based on the performance of, or value of assets in, any single account or group of client accounts.

An investment professional’s annual cash bonus is paid from an annual incentive pool. The pool is developed as a percentage of PGIM Fixed Income’s operating income and the percentage used to calculate the pool may be refined by factors such as:

•	business initiatives;
•	the number of investment professionals receiving a bonus and related peer group compensation;

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•	financial metrics of the business relative to those of appropriate peer groups; and
•	investment performance of portfolios: (i) relative to appropriate peer groups; and/or (ii) as measured against relevant investment indices.

Long-term compensation consists of Prudential Financial, Inc. restricted stock and grants under the long-term incentive plan and targeted long-term incentive plan. Grants under the long-term incentive plan and targeted long-term incentive plan are participation interests in notional accounts with a beginning value of a specified dollar amount. For the long-term incentive plan, the value attributed to these notional accounts increases or decreases over a defined period of time based, in part, on the performance of investment composites representing a number of PGIM Fixed Income’s investment strategies. With respect to targeted long-term incentive awards, the value attributed to the notional accounts increases or decreases over a defined period of time based on the performance of either (i) a long/short investment composite or (ii) a commingled investment vehicle. An investment composite is an aggregation of accounts with similar investment strategies. The long-term incentive plan is designed to more closely align compensation with investment performance and the growth of PGIM Fixed Income’s business. The targeted long-term incentive plan is designed to align the interests of certain of PGIM Fixed Income’s investment professionals with the performance of a particular long/short composite or commingled investment vehicle. The chief investment officer/head of PGIM Fixed Income also receives (i) performance shares which represent the right to receive shares of Prudential Financial, Inc. common stock conditioned upon, and subject to, the achievement of specified financial performance goals by Prudential Financial, Inc.; (ii) book value units which track the book value per share of Prudential Financial, Inc.; and (iii) Prudential Financial, Inc. stock options. Each of the restricted stock, long-term incentive plan grants, performance shares, book value units and stock options is subject to vesting requirements.

SSGA (Domestic Equity Fund and International Equity Fund): SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

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•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

Teachers Advisors, LLC (Fixed-Income Fund): The Nuveen organization does everything reasonably possible to ensure that our staff turnover remains low. As of September 30, 2018, turnover was 13% firm-wide. The organization, including the registered investment advisers, has a very high level of staff retention; this is a result of attractive working conditions and a compensation structure that encourages staff to remain in service. Nuveen believes that the attractive package offered to investment professionals, and in particular the rolling period basis on which the performance bonus is calculated, has the positive effect of locking in key investment professionals.

The goal of the Nuveen organization’s compensation program is to provide competitive total compensation opportunities to its employees based on their own performance and tied to the value the organization delivers to participants. To ensure Nuveen is competitive with market practices, Nuveen uses external benchmarking analyses as an input to compensation design and decisions.

Employees are compensated through a combination of base salary and an annual performance-based variable compensation plan, a fully discretionary incentive plan. The variable component of an employee’s compensation is remunerated as: (1) a cash bonus; and (2) if eligible based on compensation level, a long-term performance award, which is on a 3-year cliff vesting cycle. For portfolio managers, fifty percent (50%) of the long-term award is tied to the performance of the Fund(s) managed by the portfolio manager during the 3-yearvesting period, while the value of the remainder of the long-term award is based on the performance of the Nuveen Long Term Performance Plan (LTPP), which is measured against a scorecard of strategic and operational priorities.

Individual variable compensation awards are determined based on several factors, including Nuveen’s total variable compensation pool, the portion of the pool allocated to a business/area, an employee’s performance rating, and employee performance and compensation relative to internal peers and external market.

Vaughan Nelson Investment Management, L.P. (Domestic Equity Fund): The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan. All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

• Performance of the strategy managed (both absolute and relative to peers)

• Amount of revenue derived from the strategy managed

• Contribution to the development and execution of the firm’s investment philosophy and process

• Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements. The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer. There is no distinction for purposes of compensation between the Fund and any other accounts managed.

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Disclosure of Securities Ownership

As of September 30, 2018, unless provided otherwise, the table below provides beneficial ownership of shares of the portfolio managers of the Funds. Please note that the table provides a dollar range of a portfolio manager’s holdings in each Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or each $1,000,000).

Portfolio Manager	Name of Fund	Dollar Range Of Equity Securities In the Funds Managed by the Portfolio Manager
Marc Ammaturo (PFM)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
	PFM Multi-Manager Fixed-Income Fund	None
Alex Gurvich (PFM)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
	PFM Multi-Manager Fixed-Income Fund	None
Biagio Manieri (PFM)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
	PFM Multi-Manager Fixed-Income Fund	None
Surya Pisapati (PFM)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
	PFM Multi-Manager Fixed-Income Fund	None
John Spagnola (PFM)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
	PFM Multi-Manager Fixed-Income Fund	None
Mark Yasenchak (PFM)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
	PFM Multi-Manager Fixed-Income Fund	None
Scott Brayman (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Corey Bronner (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Joseph Caligiuri (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Joseph Farley (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Erik Giard-Chase (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Robert Hallisey (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Andrew Hanson (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Courtney Willson (Champlain)	PFM Multi-Manager Domestic Equity Fund	None
Scott Moore (Nuance)	PFM Multi-Manager Domestic Equity Fund	None
Chad Baumler (Nuance)	PFM Multi-Manager Domestic Equity Fund	None
Eric J. Villiott (SSGA)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
Karl Schneider (SSGA)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
Michael Martel (SSGA)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
Philip Lee (SSGA)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
Charles McGinn (SSGA)	PFM Multi-Manager Domestic Equity Fund	None
	PFM Multi-Manager International Equity Fund	None
Scott J. Weber (Vaughan Nelson)	PFM Multi-Manager Domestic Equity Fund	None
Chris D. Wallis (Vaughan Nelson)	PFM Multi-Manager Domestic Equity Fund	None
Bruce Jacobs (Jacobs Levy)	PFM Multi-Manager Domestic Equity Fund	None

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Kenneth Levy (Jacobs Levy)	PFM Multi-Manager Domestic Equity Fund	None
Howard Gleicher (Aristotle)	PFM Multi-Manager International Equity Fund	None
Geoffrey S. Stewart (Aristotle)	PFM Multi-Manager International Equity Fund	None
Sean M. Thorpe (Aristotle)	PFM Multi-Manager International Equity Fund	None
Robert Cresci (J O Hambro)	PFM Multi-Manager International Equity Fund	None
Michael G. Fry (Lazard)	PFM Multi-Manager International Equity Fund	None
Michael Bennett (Lazard)	PFM Multi-Manager International Equity Fund	None
Kevin Matthews (Lazard)	PFM Multi-Manager International Equity Fund	None
Michael Powers (Lazard)	PFM Multi-Manager International Equity Fund	None
John Reinsberg (Lazard)	PFM Multi-Manager International Equity Fund	None
Neil Hohmann (BBH)	PFM Multi-Manager Fixed-Income Fund	None
Andrew Hofer (BBH)	PFM Multi-Manager Fixed-Income Fund	None
Steve Kotsen (Nomura)	PFM Multi-Manager Fixed-Income Fund	None
David Crall (Nomura)	PFM Multi-Manager Fixed-Income Fund	None
Amy Yu Chang (Nomura)	PFM Multi-Manager Fixed-Income Fund	None
Robert A. Vanden Assem (PineBridge)	PFM Multi-Manager Fixed-Income Fund	None
Dana G. Burns (PineBridge)	PFM Multi-Manager Fixed-Income Fund	None
Richard Piccirillo (PGIM)	PFM Multi-Manager Fixed-Income Fund	None
Gregory Peters (PGIM)	PFM Multi-Manager Fixed-Income Fund	None
Michael Collins (PGIM)	PFM Multi-Manager Fixed-Income Fund	None
Stephen M. Liberatore (Teachers)	PFM Multi-Manager Fixed-Income Fund	None

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company (the “Administrator”, “State Street” or “Custodian”), whose principal business address is One Lincoln Street, Boston, Massachusetts 02111, provides various administrative, accounting, transfer agency and investor services to the Funds pursuant to an administration agreement (the "Administration Agreement"), custodian agreement and transfer agency and service agreement.

Administrator

Pursuant to the Administration Agreement, the Administrator will provide certain services to the Funds, including fund administration treasury services, such as preparing financial information and reports regarding the Funds included in shareholder reports and certain SEC filings, coordinating the audit of the Trust’s financial statements by the Trust’s independent accountants, and providing periodic testing of the Funds with respect to compliance with Internal Revenue Code and 1940 Act requirements and limitations; fund administration tax services, such as preparing annual income tax returns and preparing shareholder reporting and financial information relating to Form 1099-DIV; and fund administration legal services, such as preparing certain SEC filings.

The Funds pay the Administrator a fee for fund administration services based on a percentage of the Fund’s net assets. The Funds also pay the Administrator certain fixed fees for tax administration and other services. The Administrator is also reimbursed by the Funds for out-of-pocket expenses (including those of any third party retained to assist the Administrator) relating to services provided to the Funds.

The table below shows the fees paid to the Administrator, including fees for fund accounting services, for the last three fiscal years ended September 30, 2018.

Name of Fund	2016*	2017*	2018*
PFM Multi-Manager Domestic Equity Fund	N/A	N/A	$127,029
PFM Multi-Manager International Equity Fund	N/A	N/A	$166,766
PFM Multi-Manager Fixed-Income Fund	N/A	N/A	$155,492

* The Funds commenced operations on December 29, 2017.

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Custodian and Transfer Agent

State Street serves as the custodian of the assets of the Funds, and may maintain custody of such assets with U.S. and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), subject to policies and procedures approved by the Board. Assets of the Funds are not held by the Investment Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian, sub-custodian or foreign custodians in a securities depository, clearing agency or omnibus customer account. The Board has appointed State Street as the Funds’ foreign custody manager. State Street is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of the Funds, subject to the oversight of the Board. The Board has also delegated the responsibility of selecting, contracting with and monitoring foreign sub-custodians to the Investment Adviser.

Under the transfer agency and service agreement, State Street is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

DISTRIBUTOR

The Trust, on behalf of the Funds, has entered into a Distribution Agreement with PFM Distributors, Inc. (the “Distributor”), with principal offices at 213 Market Street, Harrisburg, Pennsylvania, 17101-2141. PFM Fund Distributors, Inc., a wholly owned subsidiary of PFM Asset Management LLC, offers shares of each Fund on a continuous basis.

The Distributor furnishes the services of its personnel to carry out its obligations under the Distribution Agreement at its own expense and without additional cost to the Funds. Under the Distribution Agreement, the Distributor is responsible for using its best efforts to promote the sale of shares, but is not obligated to sell any certain number of shares.

The Distribution Agreement provides that, unless sooner terminated, it will continue in effect for two (2) years initially and thereafter shall continue from year to year, subject to annual approval (i) by a vote of (a) a majority of the outstanding voting securities of each Fund, or (b) the Board, and (ii) by a vote of a majority of the members of the Board who are not parties to the Distribution Agreement or interested persons of any parties to the Distribution Agreement (other than as members of the Board), cast in person at a meeting called for the purpose of voting on the Agreement.

The Distribution Agreement may be terminated by any Fund at any time, without the payment of any penalty, (i) by a vote of the Board or by vote of a majority of the outstanding shares of the Trust or a Fund on 90 days’ written notice to the Distributor; or (ii) by the Distributor on ninety (90) days’ written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to, intermediaries, including retirement plan sponsors, administrators, and service providers (including affiliates of the Distributor). A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, the Distributor or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of the Distributor, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and FINRA rules and other applicable laws and regulations. The Distributor or an affiliate may pay or allow other incentives or payments to intermediaries.

An affiliate of a Fund may also make payments and reimbursements from its own resources to certain intermediaries for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. The Distributor or an affiliate may also make payments to banks, broker-dealers and other service providers (who may be affiliated with the Distributor) for distribution-related activities and/or shareholder services. If you have purchased shares of the Fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from the Investment Adviser, the Distributor and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

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Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

The Funds may enter into distribution agreements, shareholder servicing agreements or administrative agreements (“Agreements”) with certain financial institutions (“Service Organizations”) to perform certain distribution, shareholder servicing, administrative and accounting services for their customers (“Customers”) who are beneficial owners of shares of the Funds. A Service Organization (for example, a mutual fund supermarket) includes any broker-dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or the Investment Adviser. A Service Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Service Organization and the Customer, with respect to the cash management or other services provided by the Service Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Service Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Service Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Service Organizations.

Distribution and Shareholder Service Plans

Each Fund has adopted a Distribution and Shareholder Services Plan (collectively, the “Plans”), pursuant to Rule 12b-1 under the 1940 Act, with respect to its Advisor Class and Class R. Because of the Plans, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by FINRA. However, no Rule 12b-1 plan fee is currently charged to the Funds, and there are no current plans in place to impose a Rule 12b-1 plan fee.

In the event Rule 12b-1 plan fees are charged in the future, under the Plans, each Fund may pay an aggregate amount on an annual basis not to exceed 0.25% and 0.50% of the value of the Fund’s average daily net assets attributable to the Advisor Class and Class R, respectively, for services provided under the Plans. The fee may be paid to Service Organizations and/or others for providing services primarily intended to result in the sale of Advisor Class and Class R shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Advisor Class and Class R.

Services under the Plans include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by each Fund’s transfer agent, advertisement, printing costs and website costs.

The Plans are compensation plans, which provide for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plans were terminated by the Board and successor plans were adopted, each Fund would cease to make payments under the Plans and the Distributor would be unable to recover any unreimbursed expenses. The Plans are intended to benefit each Fund, among other things, by increasing their respective assets through sales and marketing and retaining existing assets by providing shareholder services both of which will help maintain and potentially reduce a Fund’s expense ratio.

The Plans will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of such Plans. The Plans may be terminated at any time, without penalty, by vote of a majority of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund that have invested pursuant to such Plans. No Plans may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund. Material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

No interested person of the Funds or any Independent Board member has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans.

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As stated in the Prospectus, the Investment Adviser may, at its own expense and out of its own legitimate profits, provide additional cash payments to financial intermediaries that distribute shares of the Funds. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase a Fund’s shares or the amount the Fund receives as proceeds from such sales. However, these payments, which are in addition to Rule 12b-1 fees, may create an incentive for your financial intermediary to sell and recommend certain investment products, including the Funds, over other products for which it may receive less compensation. You may contact your financial intermediary if you want information regarding the payments it receives.

The Investment Adviser or the Distributor may compensate certain dealers that satisfy certain criteria established from time to time by the Investment Adviser or the Distributor relating to the level or type of services provided by the dealer, the sale or expected sale of significant amounts of Fund shares, or other factors.

Distribution Fees Paid Under the 12b-1 Distribution Plan

No distribution and service fees and expenses were paid to the Distributor for the last three fiscal years ended September 30 with respect to the Advisor Class and Class R of any Fund.

BROKERAGE TRANSACTIONS

The Advisory Agreement and each Sub-Advisory Agreement authorizes the Investment Adviser and each Sub-Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Funds. A Fund may incur expenses in connection with its transactions. When selecting brokers and dealers to effect these transactions on behalf of the Funds, the Investment Adviser and each Sub-Adviser will seek best execution, taking into account factors such as, but not limited to, price, size of order, difficulty of execution and the operational facilities of the broker or dealer.

Transactions on stock exchanges typically involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser and Sub-Advisers are to consider all factors they deem relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser and Sub-Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or Sub-Advisers, or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities.

The Sub-Advisers also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Sub-Advisers use soft dollars, they will not have to pay for those products or services themselves. The Adviser and Sub-Advisers may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and the research will not be paid for by the Sub-Advisers.

The Sub-Advisers and their affiliates may also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Sub-Advisers must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Sub-Advisers, as the case may be, will pay for the non-research portion of the mixed-use items with hard dollars.

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Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Advisers and does not reduce the advisory fees payable to the Investment Adviser by the Funds or the Sub-Advisory fees paid by the Investment Adviser to the Sub-Advisers. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions and the cost of transactions may vary among different brokers. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are often traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser and Sub-Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

Transactions between the Funds and their Sub-Advisers and certain of the Sub-Advisers’ affiliates are exempted from Section 17(a) of the 1940 Act if the following conditions are met: (1) a Sub-Adviser or its affiliate is not, and is not an affiliated person of, an Investment Adviser responsible for providing advice with respect to the portion of the Fund for which the transaction is entered into, or of any promoter, underwriter, officer, director, member of an advisory board, or employee of the Fund and (2) the advisory contracts of the Sub-Adviser that is (or whose affiliated person is) entering into the transaction, and any Sub-Adviser that is advising the Fund (or portion of the Fund) entering into the transaction: (i) prohibit them from consulting with each other concerning transactions for the Fund in securities or other assets; and (ii) if both such Sub-Advisers are responsible for providing investment advice to the Fund, limit the Sub-Advisers’ responsibility in providing advice with respect to a discrete portion of the Fund’s portfolio. The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser or Sub-Advisers, as the case may be, believe such practice to be in a Fund’s interests.

On occasions when the Investment Adviser or Sub-Advisers deem the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by the Investment Adviser or Sub-Adviser, the Advisory Agreement and each Sub-Advisory Agreement provide that the Investment Adviser and Sub-Advisers, respectively, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser and Sub-Advisers in the manner they consider to be most equitable and consistent with their obligations to the Fund and its respective other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement and each Sub-Advisory Agreement permit the Investment Adviser and Sub-Advisers, respectively, at their discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s or Sub-Adviser’s opinion of the reliability and quality of the broker or dealer.

Other accounts managed by the Investment Adviser or a Sub-Adviser may own, from time to time, some of the same investments as a Fund. Investment decisions for a Fund are made independently from those of other accounts managed by the Investment Adviser and Sub-Advisers; however, from time to time, the same investment decision may be made for multiple Investment Adviser or Sub-Adviser accounts.

Each Fund’s specific portfolio composition will be influenced by a number of factors, including, but not limited to, the Fund’s investment guidelines, the Fund’s specific terms and conditions and the investment judgment of the portfolio manager. The Investment Adviser and Sub-Advisers manage other accounts with investment mandates that may overlap or conflict with the investment strategies pursued by a Fund, as both the Fund and the accounts may be eligible to participate in the same investment opportunities. Additionally, interests in certain investments are generally offered in private offerings and it is not uncommon for such investments to become closed or limited with respect to new investments due to size constraints

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or other considerations. Moreover, each Fund or the other accounts managed by the Investment Adviser and Sub-Advisers may not be eligible or appropriate investors in all potential investments. As a result of these and other factors, a Fund may be precluded from making a specific investment or may reallocate existing investments among the other accounts managed by the Investment Adviser and Sub-Advisers. These decisions will be made by the Investment Adviser and Sub-Advisers taking into consideration the respective diversification guidelines, investment objectives, existing investments, liquidity, contractual commitments or regulatory obligations and other considerations applicable to the Fund and the other accounts managed by the Investment Adviser and Sub-Advisers. However, there likely will be circumstances where a Fund is unable to participate, in whole or in part, in certain investments to the extent it would participate absent allocation of an investment opportunity among a Fund and the other accounts managed by the Investment Adviser and Sub-Advisers. In addition, it is likely that a Fund’s portfolio and those of other accounts managed by the Investment Adviser and Sub-Advisers will have differences in the specific investments held in their portfolios even when their investment objectives are the same or similar. Such differences may be magnified by the particular approach utilized by accounts managed by the Investment Adviser and Sub-Advisers in their selection of investments. These and other distinctions will result in differences in portfolio performance between a Fund and the other accounts managed by the Investment Adviser and Sub-Advisers.

When two or more accounts managed by the Investment Adviser and the Sub-Advisers seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among a Fund and such other accounts on a good faith equitable basis, usually on a pro rata basis, by the Investment Adviser or the applicable Sub-Adviser in its discretion and in accordance with the various investment objectives of the accounts managed by the Investment Adviser and Sub-Advisers. Such allocations are based upon the written procedures of the Investment Adviser and Sub-Advisers, which have been reviewed and approved by the Board. In some cases, this system may adversely affect the price or size of the position obtainable for a Fund. In other cases, however, the ability of a Fund to participate in volume transactions may produce better execution for the Fund. This advantage, when combined with the other benefits available due to the Investment Adviser's and the Sub-Advisers’ organizations, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

  The Funds may invest a portion of their assets outside the United States and anticipate that their brokerage transactions involving non-U.S. securities of companies domiciled in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Although the Funds each seek the best net results in effecting its portfolio transactions, transactions on non-U.S. exchanges may be subject to fixed commissions that are higher than commissions on transactions on U.S. exchanges.

No trades will be executed with the Investment Adviser, a Sub-Adviser, its affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities, except that the Investment Adviser or a Sub-Adviser may effect cross-trades provided that they are conducted at market price and absent any commission.

The table below shows information on brokerage commissions paid by each Fund for the last three fiscal years ended September 30, 2018, all of which were paid to entities that are not affiliated with the Funds or the Investment Adviser or Sub-Advisers.

Fund	2016*	2017*	2018
PFM Multi-Manager Domestic Equity Fund	N/A	N/A	$77,013
PFM Multi-Manager International Equity Fund	N/A	N/A	$155,348
PFM Multi-Manager Fixed-Income Fund	N/A	N/A	$0

* The Funds commenced operations on December 29, 2017.

Affiliated Brokers. During the fiscal year or period ended September 30, 2018, the Funds did not pay any commissions to any affiliated brokers.

Directed Brokerage (Research Services). The table below shows the dollar amount of brokerage commissions paid to firms that provided research and brokerage services and the approximate dollar amount of transactions involved during the fiscal year ended September 30, 2018. Funds that are not listed paid no brokerage commissions to firms that provided such services.

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Fund	Commissions Paid to Firms for Brokerage and Research Services*	Total Amount of Transactions to Firms for Brokerage and Research Services*
PFM Multi-Manager Domestic Equity Fund	$41,847	$95,738,110
PFM Multi-Manager International Equity Fund	$78,552	$138,070,416
PFM Multi-Manager Fixed-Income Fund	$0	0

* The Funds commenced operations on December 29, 2017.

Regular Broker Dealers. Each Fund is required to identify the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parent companies held by the Fund as of the close of their most recent fiscal year and state the value of such holdings. As of September 30, 2018, the Funds held securities of the following regular brokers or dealers:

Name of Fund	Name of Broker or Dealer	Aggregate Value of Holdings as of September 30, 2018*
PFM Multi-Manager Domestic Equity Fund	JPMorgan Chase & Co.	$5,777,408
	State Street Corp.	$485,924
	Morgan Stanley	$884,830
PFM Multi-Manager International Equity Fund	Credit Suisse	$243,990
	UBS AG	$1,213,972
	Barclays PLC	$251,267
	Societe Generale S.A.	$1,016,441
	The Bank of Nova Scotia	$453,005
PFM Multi-Manager Fixed-Income Fund	N/A	N/A

* The Funds commenced operations on December 29, 2017.

Portfolio Turnover. Portfolio turnover rates for the fiscal years ended September 30, 2018 and 2017 were as follows:

Fund	2018*	2017*
Domestic Equity Fund	13%	N/A
International Equity Fund	21%	N/A
Fixed-Income Fund	218%	N/A

* The Funds commenced operations on December 29, 2017.

Higher portfolio turnover (over 100%) results in increased Fund costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

Valuation and DETERMINATION OF NET ASSET VALUE

 The net asset value (“NAV”) of a Fund is the value of a single share. The NAV is computed by adding the value of the Fund's investments, cash, and other assets, subtracting the Fund's liabilities, and dividing the result by the number of shares of that class that are outstanding.

Each Fund’s shares are valued as of a particular time (the “Valuation Time”) on each day that the New York Stock Exchange (“NYSE”) is open for trading. The Valuation Time is ordinarily at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The Valuation Time may be changed in case of an emergency or if the NYSE closes other than at a time of 4:00 p.m. Eastern time.

The Board has the fundamental responsibility under the Investment Company Act of 1940 to fair value a fund’s securities, and may direct members of fund management to make the actual fair value determinations. The Board has delegated to the Investment Adviser the responsibility for determining or causing to be determined the value of the assets held by the Funds on any day on which the NAVs of the Funds is determined.

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Shares of open-end investment companies (including any underlying central funds) held by the Funds are valued at their respective NAVs.

Generally, other portfolio securities and assets held by the Funds are valued as follows:

Most equity securities are valued at the last quoted sale price on the exchange on which the security is principally traded. If the security has not traded on such date, the security will be valued at the mean between the last available bid and ask price.

Fixed income securities are valued at the quoted bid for such securities.

Short-term debt obligations with sixty (60) days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the applicable Fund if acquired within sixty (60) days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Options which are traded on exchanges are valued at their mean price as of the close of such exchanges and as reported by the pricing service. Futures which are traded on exchanges are valued at their settle price as of the close of such exchanges and as reported by the pricing service. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the mean between the most recent bid and asked prices as of 3:00 p.m. Central time.

Portfolio securities that are primarily traded on a foreign securities exchange are generally valued at the U.S. dollar equivalent of the preceding closing values for the securities on their exchanges. If an investment is valued in a currency other than U.S. dollars, its value shall be converted into U.S. dollars at the mean of the last available bid and offer prices of such currencies against U.S. dollars quoted on a valuation date by any recognized dealer.

The Funds have engaged a fund accountant and pricing agent (“Accounting Services Provider”) to calculate, under the Investment Adviser’s oversight, each Fund’s daily NAV on each Valuation Date. On each Valuation Date, the Accounting Services Provider will price all the securities and other assets (“Securities”) held by the Funds by obtaining market quotations and valuations from (i) sources that receive their prices directly from the primary exchange in which the security is listed (each, an “Independent Pricing Source”); (ii) third-party vendors selected by the Investment Adviser and approved by the Board (“Approved Vendors”); and (iii) the Valuation Committee and other sources in accordance with the Approved Vendors and the Funds’ valuation procedures.

When market quotations are not readily available or where the Investment Adviser believes the security’s last price may not reflect its actual fair market value, the security or asset is valued at fair value. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Valuation Committee of the Investment Adviser, after consulting with the applicable Sub-Adviser, will consider appropriate factors relevant to the value of the security to determine such security’s fair value.

TAXATION OF THE FUNDS

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxes” section is based on the Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

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Taxation of the Fund. The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•	Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•	Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•	Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of

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$50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions - Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a "net capital loss" (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses.  The Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see “Taxation of Fund Distributions - Distributions of capital gains” below).  A "qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and
(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund

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elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year , and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “—Qualified dividend income for individuals” and “—Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

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Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, “Tax Treatment of Portfolio Transactions —Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the U.S., or (ii) are eligible for benefits under certain income tax treaties with the U.S. that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the U.S. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least sixty-one (61) days during the 121-day period beginning sixty (60) days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least sixty-one (61) days during the 121-day period beginning sixty (60) days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally forty-six (46) days during a 91-day period beginning forty-five (45) days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. (Under legislation commonly known as the Tax Cuts and Jobs Act (“TCJA”), corporations are no longer subject to the alternative minimum tax for taxable years of the corporation beginning after December 31, 2017.) Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass through of foreign tax credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments

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made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Portfolio Transactions – Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. (Under the TCJA, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

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The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within thirty (30) days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than ninety-one (91) days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

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Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero-coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could

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be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be

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subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

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•	provide your correct social security or taxpayer identification number;
•	certify that this number is correct;
•	certify that you are not subject to backup withholding; and
•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating one hundred eighty-three (183) days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends.  Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating one hundred eighty-three (183) days or more during the calendar year.  The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

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Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it meets certification requirements described below. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Code (“FFI

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agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

DESCRIPTION OF SHARES

The Trust has three series, each of which consist of three classes. Each Fund currently only offers Institutional Class shares. As permitted by Delaware law, the Board may create additional classes of the Funds and may create additional series (and classes thereof) of the Trust and offer shares of these series and classes under the Trust at any time without the vote of shareholders.

All shares of a series shall represent an equal proportionate interest in the assets held with respect to that series (subject to the liabilities held with respect to that series and such rights and preferences as may have been established and designated with respect to classes of shares of such series), and each share of a series shall be equal to each other share of that series.

Shares are voted in the aggregate and not by series or class, except in matters where a separate vote is required by the 1940 Act, or when the matters affect only the interest of a particular series or class. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.

The Trust does not normally hold annual meetings of shareholders. Meetings of shareholders may be called at any time by the Board, by the Chair of the Board or by the president of the Trust for the purpose of taking action upon any matter deemed by the Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the Shareholders for the purpose of electing Trustees may also be called by the Chair of the Board, or shall be called by the president or any vice president of the Trust upon written request of shareholders holding, in the aggregate, not less than 10% of the shares. Shareholders requesting such meeting shall pay the Trust the reasonably estimated cost of preparing and mailing the notice of the meeting. No meeting shall be called upon the request of shareholders to consider any matter which is substantially the same as a matter voted upon at any meeting of shareholders held during the preceding twelve months, unless requested by the holders of a majority of all shares entitled to be voted at such meeting.

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Interests in the Fund are represented by shares of beneficial interest, each with no par value per share. Each share of the Fund is entitled to such dividends and distributions out of the assets belonging to the Fund, as may be declared by the Board.

The Board has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series without materially changing the proportionate beneficial interest of the shares of that series in the assets belonging to that series or materially affecting the rights of shares of any other series. In case of the liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series (or class thereof) are borne by that series (or class). Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board to all applicable series (and classes thereof) in such manner and on such basis as the Board in its sole discretion deems fair and equitable. No shareholder is liable to further calls for the payment of any sum of money or assessment whatsoever with respect to the Trust or any series of the Trust without his or her express consent.

Each Fund reserves the right to waive the minimum initial investment in the Fund.

Each Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any redemption or repurchase order with respect to shares of the Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s net asset value (“redemption-in-kind”). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the independent registered public accounting firm to the Funds, providing services which include: (1) auditing the annual financial statements of the Funds in accordance with standards of the Public Company Accounting Oversight Board (United States); (2) assistance and consultation in connection with SEC filings; and (3) review of the annual federal income tax returns filed on behalf of the Funds.. The principal business address of Ernst & Young LLP is 2005 Market Street, Suite 700, Philadelphia, Pennsylvania 19103.

FUND COUNSEL

Stradley Ronon Stevens & Young, LLP serves as fund counsel to the Trust. The principal business address for Stradley Ronon Stevens & Young LLP is 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights, for the fiscal year ended September 30, 2018 for the Funds are included in the Annual Report to shareholders and filed electronically with the SEC on December 7, 2018, are incorporated herein by reference and made part of this SAI. The Annual Report may be obtained, upon request and without charge by calling 1-833-PFM-MMST (1-883-736-6678) or through the Trust’s website at www.pfm.com/multiassetfunds.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1”—A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2”—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3”—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B”—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C”—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D”—A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five (5) business days will be treated as five (5) business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from its local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both the likelihood of a default or impairment on contractual financial obligations and expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1”—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2”—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3”—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP”—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

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Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1”—Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2”—Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3”—Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B”—Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C”—Securities possess high short-term default risk. Default is a real possibility.

“RD”—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D”—Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)”—Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)”—Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)”— Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)”—Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)”—Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)”—Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3”—Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

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“R-4”—Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5”—Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D”—Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA”—An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA”—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A”—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB”—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C”—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest.

While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB”—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B”—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC”—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC”—An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C”—An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D”—An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five (5) business days in the absence of a stated grace period or within the earlier of the stated grace period or thirty (30) calendar days. The “D” rating also will be used upon the filing of a bankruptcy

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petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-)—The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Local Currency and Foreign Currency Risks—S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more, and reflect both on the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa”—Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa”—Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A”—Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa”—Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba”—Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B”—Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa”—Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca”—Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C”—Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

The following summarizes long-term ratings used by Fitch:

“AAA”—Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA”—Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A”—Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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“BBB”—Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB”—Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B”—Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC”—A “CCC” rating indicates that substantial credit risk is present.

“CC”—A “CC” rating indicates very high levels of credit risk.

“C”—A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “CCC” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” ratings and ratings below the “CCC” category.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA”— Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA”—Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A”—Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB”—Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB”—Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B”—Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C”—Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D”—A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

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Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

• Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

• Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1”—A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2”—A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3”—A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – A “D” is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—“MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2”—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3”—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG”—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR”—Is assigned to an unrated issuer, obligation and/or program.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade (“VMIG”) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.

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“VMIG-1”—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2”—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3”—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG”—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR”—Is assigned to an unrated issuer, obligation and/or program.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address nonstandard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating

Fitch’s credit ratings related to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. They include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary for a wide variety of potential reasons, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

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DBRS uses rating symbols as a concise method of expressing its opinion to the market.

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APPENDIX B

PFM Asset Management LLC

Proxy Voting Policy and Procedures

Background

Investment advisors registered with the SEC who exercise voting authority with respect to client securities are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, and which must include how an advisor addresses material conflicts that may arise between an advisor's interests and those of its clients; (b) disclose to clients how they may obtain information from the advisor with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the advisor's proxy voting activities when the advisor does have proxy voting authority.

The Company also serves as investment advisor to clients which are governed by the Employee Retirement Income Security Act of 1974, as amended (ERISA). The U.S. Department of Labor (DOL) has provided guidance in Interpretive Bulletin 94-2, summarizing the DOL’s previous statements about the proxy voting duties of ERISA fiduciaries. According to the DOL, the fiduciary act of managing ERISA plan assets includes the voting of proxies and that investment advisors have a presumptive duty to vote proxies relating to the plan assets they manage. The Bulletin also confirms that a named fiduciary of an ERISA plan may choose not to delegate proxy voting authority to the investment advisor for a plan’s assets and may reserve such authority to itself.

Policy

The securities on which the firm currently provides discretionary investment advice are fixed income securities, mutual funds, and certain unregistered funds. Many of the Funds, including the RIC, are authorized to invest in money market funds. As a result, the Company from time to time receives proxies to vote on behalf of such discretionary clients, and also occasionally receives consent requests related to changes in the terms of fixed income securities.

With respect to clients which are subject to ERISA, the Company serves either as a discretionary investment manager or as a non-discretionary pension or investment consultant. To the extent that the Company provides non-discretionary consulting advice to a plan, unless contracted for otherwise such advice by its nature would not include direct management of the assets within the plan, and therefore, the Company would not be able to vote any proxies, on the plan’s behalf, for securities held by the plan.

The Company also provides investment consulting advice to other corporate, endowment, foundation, hospital, public and Taft-Harley retirement, health and welfare and other post-employment benefit funds which are not subject to ERISA. Such advice may be non-discretionary, which would not involve direct management of plan assets, and thus would not involve the Company exercising any proxy voting authority respecting any such plan assets. Where the Company exercises discretionary investment services for such non-ERISA plans, the Company will follow its policy that it not vote any such proxies of such plan, in any situation.

Procedures

The Company has adopted the following Proxy Voting Policy in light of the limited proxies which it may receive on behalf of its clients. This policy is as follows:

•	In the event that the Company receives a proxy or a consent request with respect to a fixed-income security or mutual fund, the proxy or consent request should be forwarded to the Compliance Department for review.

•	If the Compliance Department determines that the proxy or consent request is in connection with securities held by the RIC, the Compliance Department will notify a designated officer of the RIC of the receipt of the proxy or consent request.

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•	The Company will vote such proxy or consent request as instructed by the designated officer of the RIC.

•	The Compliance Department also will verify that the proxy or consent request is not in connection with securities held by a client which is a plan governed by ERISA.

•	If the proxy is in connection with securities held by an ERISA plan client, the proxy will be returned to the portfolio manager with instructions that it be sent to the ERISA plan fiduciary for disposition.

•	In all other instances, the Compliance Department will contact the portfolio manager who manages the account investing in such fixed income security or mutual fund and notify him of the receipt of the proxy or consent request.

•	The portfolio manager contacts the client about the proxy or consent request and then proceeds according to the client’s instructions, either to forward the proxy or consent request to the client to vote, or the Company will vote the proxy or consent request as instructed by the client.

•	A log of proxies and consent requests received will be maintained which indicates the name of the issuer, whether the proxy relates to a security held by an ERISA plan, effective date of the proxy vote, date the client was contacted and response from client as to its desires with regard to the proxy.

•	In the Form ADV Part 2A delivered to the client, the Company summarizes its proxy voting policy and provides information as to its availability and how to obtain a copy.

Oversight

The Chief Compliance Officer provides oversight of its policies and procedures as follows:

•	The Chief Compliance Officer will review and approve any correspondence related to the Company's Proxy Voting Policy.

•	The Chief Compliance Officer is responsible for ensuring that a summary of the Company’s proxy voting policies and procedures is disclosed in the Company’s Form ADV.

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ARISTOTLE

Proxy Voting Policies

Aristotle Capital has adopted written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting proxies.28

13.1 GENERAL GUIDELINES

Aristotle Capital has adopted Proxy Voting Policies and Procedures that provide that Aristotle Capital has proxy voting authority for securities of its advisory clients, Aristotle Capital will vote such proxies for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, as determined by Aristotle Capital in good faith, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, as well as with Aristotle Capital’s fiduciary duties under federal and state law to act in the best interests of its clients.

13.2 OPERATIONAL GUIDELINES

Aristotle Capital has contracted with Institutional Shareholder Services (“ISS”) to provide proxy voting support. Under the terms of its arrangement with ISS, Aristotle Capital directs each custodian to forward proxy ballots to ISS for processing. Aristotle Capital has access to the ballots through the ISS website and may provide ISS with instructions on how to vote the ballots or Aristotle Capital may vote the ballots through the website. ISS records the votes and provides proxy voting accounting and reporting. Case-by-case proxy voting decisions are generally made by the Chief Investment Officer or his designee. All voting records are maintained by ISS, except that Aristotle Capital will maintain copies of any document created by Aristotle Capital that was material in making a determination of how to vote a “case-by-case” proxy or that memorializes the basis for that decision.

On occasion, Aristotle Capital may determine not to vote a particular proxy. This may be done, for example where: (1) the cost of voting the proxy outweighs the potential benefit derived from voting; (2) a proxy is received with respect to securities that have been sold before the date of the shareholder meeting and are no longer held in a client account; (3) the terms of an applicable securities lending agreement prevent Aristotle Capital from voting with respect to a loaned security; (4) despite reasonable efforts, Aristotle Capital receives proxy materials without sufficient time to reach an informed voting decision and vote the proxies; (5) the terms of the security or any related agreement or applicable law preclude Aristotle Capital from voting; or (6) the terms of an applicable advisory agreement reserve voting authority to the client or another party.

13.3 IDENTIFYING AND ADDRESSING CONFLICTS OF INTEREST

Aristotle Capital acknowledges its responsibility for identifying material conflicts of interest related to voting proxies.

In order to ensure that Aristotle Capital is aware of the facts necessary to identify conflicts, management of Aristotle Capital must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle Capital or any affiliate of Aristotle Capital will be considered only to the extent that Aristotle Capital has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle Capital may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle Capital clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

13.4 CLIENT REQUESTS FOR INFORMATION

Investment advisory clients may request a copy of Aristotle Capital’s Proxy Procedures and/or information about how Aristotle Capital has voted securities in their account by contacting Aristotle Capital. Aristotle Capital will not disclose proxy votes for a client to other clients or third parties unless specifically requested, in writing, by the client.

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However, to the extent that Aristotle Capital may serve as sub-adviser to another adviser to a client, Aristotle Capital will be deemed to be authorized to provide proxy voting records on such account to such other adviser. Aristotle Capital is responsible for voting proxies for all portfolio securities of the mutual clients and keeping certain records relating to how the proxies were voted as required by the Investment Advisers Act of 1940. Aristotle Capital will provide these records to the mutual fund’s Trust Board in order for the required N-PX filings on behalf of the mutual fund to be made each year in August. Aristotle Capital shall provide a complete voting record for the Fund, as required by the Proxy Rule. Special rules apply when Aristotle Capital is asked to cast a proxy vote that presents a conflict between the interests of a Fund’s shareholders, and those of Aristotle Capital or an affiliated person of Aristotle Capital. Please see Section 13.3 above for procedures for resolving potential conflicts related to proxy voting.

13.5 DISCLOSURE POLICY

A description of the Proxy Procedures appears in Aristotle Capital’s Brochure.

Cross-Reference: Proxy Voting Guidelines as Appendix H

13.6 PROXY VOTING FOR ACCOUNTS SUBJECT TO ERISA

DOL provided investment managers the following guidance about their ERISA responsibilities, when voting proxies:

Where the authority to manage plan assets has been delegated to an investment manager, only the investment manager has authority to vote proxies, except when the named fiduciary has reserved to itself or to another named fiduciary (as authorized by the plan document) the right to direct a plan trustee regarding the voting of proxies.29

DOL has also indicated that an adviser with a duty to vote proxies has an obligation to take reasonable steps under the circumstances to ensure that it receives the proxies. Appropriate steps include informing the plan sponsor and its trustees, bank custodian or broker-dealer custodian of the requirement that all proxies be forwarded to the adviser and making periodic reviews during the proxy season, including follow-up letters and phone calls if necessary. When voting proxies, an investment manager must consider proxies as a plan asset and vote only in the best economic interests of the plan participants.30

DOL has also indicated that the adviser must properly document votes and that the named fiduciary has a duty to monitor the proxy voting process of the adviser. Advisers should be prepared to issue proxy voting reports to clients. Records of “solicitation” activities by issuers (or others) should be maintained. Records should reflect a verification of each proxy to each share in each account. Records should be maintained in such a manner that it is easy to backtrack. Copies of each executed ballot should be maintained.

28 See, Rel. No. IA-2106 (Jan. 31, 2003). See also, Rel. No. IC-25922 (Jan. 31, 2003) relating to voting proxies of portfolio securities of registered investment companies.

29 Interpretive Bulletin 94-2, July 28, 1994.

30 AVON letter (Feb. 23, 1988); MONKS letter (Jan. 23, 1990).

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Brown Brothers Harriman

Proxy Voting Policies

BBH has adopted a Proxy Voting & Class Action Policy and Procedure which are designed to mitigate potential conflicts of interest from influencing proxy voting decisions that BBH makes on behalf of advisory clients. Upon request, clients may obtain copies of a report showing how proxies were voted with respect to securities in their accounts by requesting a copy. Nevertheless, notwithstanding such Proxy Voting & Class Action Policy and Procedures, actual proxy voting decisions of BBH may have the effect of favoring the interests of certain clients or businesses of other divisions or units of BBH or its affiliates provided that BBH believes such voting decisions to be in accordance with its fiduciary obligations. Unless otherwise stated in the investment management agreement, BBH maintains the right to vote proxies on behalf of clients and may utilize the services of a third-party proxy agent in making voting decisions. BBH reserves the right to vote proxies in a manner that is different than the vote recommended by third-party proxy agents. When BBH uses a sub-adviser, the sub-adviser generally votes proxies on behalf of BBH. BBH is not responsible for voting proxies where clients choose to opt out of BBH’s proxy process. The clients’ custody banks must be instructed to mail proxy material directly to clients who choose to vote their own proxies.

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Champlain Investment Partners, LLC

Proxy Voting Policy

Policy

Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client’s portfolio will be provided to that client upon request.

Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Proxy Voting Managers have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

Champlain has adopted comprehensive proxy voting procedures to implement the firm’s investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures

▪	All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;

▪	The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;

▪	Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;

▪	Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.

▪	The Proxy Voting Managers will complete the proxy and vote the proxy in a timely and appropriate manner.

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Disclosure

▪	Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information

▪	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers.

▪	In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap and Mid Cap Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee

Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

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Anti-takeover measures generally opposed:

▪	Classification of the Board of Directors

▪	Shareholder rights plans (poison pills)

▪	Greenmail

▪	Supermajority rules to approve mergers or amend charter or bylaws

▪	Authority to place stock with disproportionate voting rights

▪	Golden Parachutes

Shareholder resolutions generally supported:

▪	Rescind or prohibit any of the above anti-takeover measures

▪	Annual voting of directors; repeal classified boards.

▪	Adoption of confidential voting

▪	Adoption of cumulative voting

▪	Redeem shareholder rights plans

▪	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

▪	allow shareholder control of corporate charitable contributions

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▪	exit the nuclear power business

▪	adopt the MacBride Principles

▪	adopt the Ceres Principles

▪	stop doing business with the US Department of Defense

▪	stop using animals for product testing

▪	make donations to a pro-life or pro-choice advocate

▪	stop donations to a pro-life or pro-choice advocate

▪	move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest

▪	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.

▪	Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

▪	If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

▪	Champlain will maintain a record of the voting resolution of any conflict of interest.

Emerging Markets and Emerging Markets Small Cap Voting Guidelines

Proxy Voting Philosophy

Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility

Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management and External Guidance

The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients. Champlain may rely upon external proxy advisors to provide an English- language translation of ballots when one is not offered by the company itself. We may also consider the recommendations of external proxy advisors in our evaluation of ballot items, however, all votes will be made in accordance with Champlain’s guidelines and in the best interest of our Clients.

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Policy on Board of Directors

Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. We seek to balance a board of directors that is financially motivated for the company to succeed with a board that provides independent voices who are able to both support and challenge management. While we are generally supportive of independent directors having large roles on a board, we will not vote for or against any director solely because of their independence or lack thereof.

Policy on Proxy Contest Defenses / Anti-takeover Measures

Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Policy on Capital Structure

Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. We will generally vote for proposals to increase common shares for a stock split. We are generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation

Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, we will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.

Policy on Mergers and Corporate Restructurings

All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Auditors

Auditors serve as a key check on management and, through their opinion on a company’s financial statements, a key source of information to us as investors. We generally vote to ratify auditors unless they do not appear independent, for example by receiving substantial compensation for non-audit services, or because the company’s business is a large portion of the auditor’s total practice. We also generally support the board’s ability to set auditor compensation as long as there is not evidence that such compensation is excessive.

Costs or Other Consequences of Voting

In certain cases, we recognize that voting might incur a cost, either financially or by restricting our ability to trade on behalf of our investors. For example, a company might ask for approval of its directors, but not announce their names until the in-person annual meeting begins, necessitating an in-person visit and hiring of a translator to vote. In such cases, we will balance the costs and liquidity implications of a vote with the perceived benefits of voting on the particular matter, with the overall goal of doing what is in our investors’ best interests. As a result, there may be instances where we abstain from voting.

Social and Environmental Issues

In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

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Conflicts of Interest

▪	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.

▪	Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

▪	If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

▪	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients’ Cash Sweep and Account Transition Holdings

Champlain will vote in line with management’s recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Recordkeeping

The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

▪	These policies and procedures and any amendments;

▪	A record of each vote that Champlain casts;

▪	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.

▪	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

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JACOBS LEVY EQUITY MANAGEMENT, INC.

Proxy Voting Policy

I. Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Jacobs Levy has discretion to vote the proxies of its clients, proxies will be voted in the best interests of its clients in accordance with these policies and procedures.

II. Proxy Voting Procedures

Proxies are obtained through ProxyExchange, a third party application from Institutional Shareholder Services (“ISS”) used for proxy notification, research and voting. The Chief Compliance Officer is responsible for ensuring proxies are voted in accordance with the Jacobs Levy guidelines. Under the Chief Compliance Officer’s direction, the following procedures are performed:

(a) Jacobs Levy voting policies along with any custom client voting policies are loaded into ProxyExchange.

(b) ISS compares positions between Jacobs Levy and the custodian and any differences are investigated and resolved.

(c) Ballots are populated automatically by ProxyExchange based on the voting policies previously loaded.

(d) Votes are submitted electronically through ProxyExchange, subject to review by the Controller for compliance with the applicable voting policy. The Controller will consult with the Chief Compliance Officer, Chief Financial Officer, and/or the Principals, if necessary.

Where Jacobs Levy retains a third party to assist in coordinating and voting proxies with respect to client securities, the Chief Financial Officer and the Chief Compliance Officer shall monitor the third party to assure that all proxies are being properly voted and appropriate records are being retained.

III. Voting Guidelines

Jacobs Levy will vote proxies in the best interests of its clients. Clients can provide specific voting guidelines, which would be implemented for their account. Jacobs Levy believes that voting proxies in accordance with the following guidelines is in the best interests of its clients.

ISS assigns a proxy issue code to all proxy voting proposals and also issues a voting recommendation. A cumulative listing of ISS proxy issue codes is maintained by Portfolio Administration. Unless a client has provided specific voting guidelines, Jacobs Levy will vote proxies in accordance with ISS’s recommendations, except as provided in (a) - (d) below:

(a) There are specific proxy issues that Jacobs Levy has identified with respect to which it will vote with management and others with respect to which it will vote against management because Jacobs Levy believes the intent is to entrench management or dilute the value or safety of shares to shareholders. A comprehensive listing of these issues is included as Exhibit A.

(b) It is Jacobs Levy’s belief that it is not its place to make moral, environmental or social decisions for companies and therefore Jacobs Levy intends to vote with management's recommendations on such issues, as management is in a better position to judge the effects of such decisions on the company.

(c) In certain circumstances, a proxy may include "hidden" additional issues for which Jacobs Levy's position, as noted above, may differ from the overall ISS recommendation. In these instances, Jacobs Levy will not vote with the ISS recommendation.

(d) Any issue with a new ISS proxy issue code will be forwarded to one of the Principals, the Chief Financial Officer, or the Chief Compliance Officer for review and determination of how the proxy should be voted.

IV. Conflicts of Interest

(a) The Chief Compliance Officer will identify any conflicts that exist between the interests of Jacobs Levy and its clients. This examination will include a review of the relationship of Jacobs Levy with the issuer of each security to determine if the issuer is a client of Jacobs Levy or has some other relationship with Jacobs Levy or a client of Jacobs Levy.

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(b) If a material conflict exists, Jacobs Levy will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the clients or whether some alternative action is appropriate, including, without limitation, following the ISS recommendation.

V. Disclosure

(a) Jacobs Levy will disclose in its Form ADV Part 2A that clients may contact the Chief Compliance Officer, Jason Hoberman, via email or telephone at jason.hoberman@jlem.com or (973) 410-9222 in order to obtain information on how Jacobs Levy voted such client's proxies and/or to request a copy of these policies and procedures. If a client requests this information, the Chief Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon; and (3) how Jacobs Levy voted the client's proxy.

(b) A concise summary of these Proxy Voting Policies and Procedures will be included in Jacobs Levy's Form ADV Part 2A, and will be updated whenever these policies and procedures are updated. Jacobs Levy's Form ADV Part 2A will be offered to existing clients annually.

VI. Recordkeeping

The Portfolio Administration Group or Chief Compliance Officer will maintain files relating to Jacobs Levy's proxy voting procedures. Records will be maintained and preserved for at least five years from the end of the fiscal year during which the last entry was made on a record, with certain required records for at least the most recent two years kept in the offices of Jacobs Levy. Records of the following will be included in the files:

(a) Copies of these proxy voting policies and procedures, and any amendments thereto.

(b) An electronic copy of each proxy statement that Jacobs Levy receives. In addition, Jacobs Levy may obtain a copy of proxy statements from ISS.

(c) An electronic record of each vote that Jacobs Levy casts. In addition, voting records may be obtained from ISS.

(d) A copy of any document Jacobs Levy created that was material to making a decision on how to vote proxies, or that memorializes that decision.

(e) A copy of each written client request for information on how Jacobs Levy voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Jacobs Levy voted its proxies.

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JOHCM

Proxy Voting Policy

Background – Statement of Principle

As a fund manager, JOHCM is required to adopt and implement robust, written policies and procedures designed to ensure that, when voting proxies in respect of the securities which it manages for its clients:

•	it does so in the best interest of its clients, addressing any conflicts that may arise between its interests and those of its clients;

•	it discloses to clients how they may obtain information from the firm about how the firm voted with respect to their securities; and

•	it describes to clients its proxy voting policies and procedures and, upon request, furnishes further details of these policies and procedures to clients upon request.

Regulatory Requirements

There are specific requirements under the FCA Rulebook which require JOHCM to agree with each client whether it will vote proxies for the client as part of its service (COBS 8A.1.4) in the IMA with the client and, if that is the case, it must provide details as part of its periodic report to the client on how that duty has been exercised (COBS 16A.4 and Annex 2R).

Policy Detail

Scope of the policy

This policy provides the overarching framework in which proxy voting is performed for all clients who have requested that service from JOHCM. This includes both funds managed by JOHCM as well as clients with segregated accounts which have elected for JOHCM to vote their proxies.

Subject Matter

This document sets out the principles which JOHCM applies to the voting of proxies. More detailed procedures setting out the operational steps involved in the day-to-day process have been prepared by the teams involved in performing these tasks.

Personnel Subject to it

This policy applies to all JOHCM personnel involved in the proxy voting process.

Process

Voting Process

JOHCM has established procedures to ensure that all proxies that are received are properly distributed and voted on a timely basis in the best interest of the client. To support this, JOHCM has engaged Broadridge Proxy Edge and ISS Proxy Exchange to facilitate its voting and engagement activities. ISS is used for research and recommendations and Broadridge Proxy Edge is used to vote.

The Operations team will gather details of all upcoming Annual General Meetings and Extraordinary General Meetings. Details of the agendas will be circulated to the Investment Director and all fund managers for consideration.

Where ISS research highlights issues which do not represent best practice, the Investment Director will discuss the issues with the relevant fund manager before agreeing a course of action. In addition, fund managers may choose to discuss specific issues directly with company management. If necessary, they will escalate governance and strategy concerns with the Senior Independent Director or company Chairman when shareholder value and shareholders’ rights are being infringed, using the UK Corporate Governance Code as their guide for UK holdings, and applying the same principles to non-UK holdings. Fund managers may engage in discussions with other investors where appropriate and in compliance with market conduct rules.

After careful analysis a voting decision is made by the fund manager. Where ISS research indicates that company proposals do not contravene international governance best practice, JOHCM will typically vote in favour of management’s proposals.

The fund manager’s decision is communicated to the Operations team where an authorized individual will submit the proxy vote using Proxy Edge.

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Managing Conflicts of Interest

JOHCM understands the importance of voting proxies and will cast its vote proxies in the best interest of its client. Should a conflict of interest arise between JOHCM's interests and those of a client, JOHCM will arrange a discussion with such client to review the proxy voting materials and the conflict and will obtain the client's consent before voting. If JOHCM is not able to obtain the client's consent, JOHCM shall take reasonable steps to ensure, and must be able to demonstrate, that those steps resulted in a decision to vote the proxies in the best interests of the client.

Record Keeping

Once the proxy has been voted, it will be recorded and stored on Broadridge’s Proxy Edge system. These records will contain the proxy statements received on behalf of the client, the record of votes cast on behalf of the client, any documents prepared by JOHCM that were material to making a decision on how to vote, or that memorialized the basis for the decision, and records of the client's requests for proxy voting information and any written response.

Monitoring

Compliance will monitor compliance with the provisions of this policy as part of its monitoring programme.

Governance and Enforcement

This policy will be enforced by the Chief Operating Officer and the Investment Director. Issues arising in respect of the operation of the policy will be escalated to the Chief Operating Officer and the Investment Director for resolution, failing which they will be discussed by the JOHCM Executive Committee.

This policy will be subject to review on an annual basis, unless there is a material change to the underlying processes and procedures, in which case it will be reviewed at that time.

Clients may obtain, upon request, a copy of this proxy voting policy or information about it, as well as how JOHCM voted on specific proxies.

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LAZARD ASSET MANAGEMENT LLC

Proxy Voting Policy

A.	Introduction

Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of an independent source. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview and Governance

Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal/Compliance Department and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal/Compliance Department will participate in all Proxy Committee meetings.

A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal/Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy.  The Chief Compliance Officer and General Counsel, or his designee, is responsible for interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.

2.	Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and by Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal.

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ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal/Compliance Team, will conduct periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.

3.	Voting Process

The Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal/Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients a. In such cases, the Proxy Committee and the Legal/Compliance Department will review the proposal and make a determination.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	non-controversial election or re-election of directors;

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•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

•	name changes.

2.	Corporate Governance and Shareholder Rights

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.

Lazard has Approved Guidelines to vote FOR the following:

•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	a requirement that a substantial majority (e.g., 2/3 ) of a company’s directors be independent;

•	a proposal that a board’s committees be comprised solely or a majority of independent directors;

•	proposals seeking to de-classify a board; and

•	proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, (unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis).

Lazard has Approved Guidelines to vote on a CASE by CASE Basis for the following:

•	the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	non-independent directors who serve on key committees that are not sufficiently independent;

•	proposals to require the separation of chairman and CEO:

•	proposals relating to cumulative voting;

•	proposals to establish directors’ mandatory retirement age;

•	establishment of shareholder advisory committees

•	removal of age restrictions for directors; and

•	director stock retention/holding periods.

Lazard has Approved Guidelines to vote AGAINST the following:

•	shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

•	shareholder proposals to establish additional committees (absent demonstrable need)

•	proposals seeking to classify a board

•	shareholder proposals seeking to establish term limits for directors

•	shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.

Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:

•	proposals to adopt supermajority vote requirements, or increase vote requirements;

•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

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•	“blank check” preferred stock; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).

Lazard has adopted an Approved Guideline vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:

•	proposals to adjourn US meetings;

•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	efforts to eliminate or restrict right of shareholders to act by written consent;

•	proposals to adopt supermajority vote requirements, or increase vote requirements; and

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management.

Lazard has adopted Approved Guidelines to vote FOR:

•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	stock splits and reverse stock splits; and

•	management proposals to adopt or amend dividend reinvestment plans;

Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:

•	matters affecting shareholder rights, such as amending votes-per-share;

•	management proposals to issue a new class of common or preferred shares;

•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

Lazard has adopted Approved Guidelines to vote AGAINST changes in capital structure designed to be used in poison pill plans.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard generally favors programs intended to reward management and employees for positive, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate.

Lazard has Approved Guidelines to vote FOR

•	employee stock purchase plans and deferred compensation plans; and

•	proposals to submit severance agreements to shareholders for approval.

Lazard has Approved Guidelines to vote on a CASE by CASE basis regarding:

•	stock option plans;

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•	stock appreciation rights plans;

•	restricted stock plans that do not define performance criteria;

•	proposals to approve executive loans to exercise options; and

•	shareholder proposals to eliminate or restrict severance agreements, and

Lazard has Approved Guidelines to vote AGAINST:

•	proposals to re-price underwater options;

•	proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

6.	Environmental, Social, and Corporate Governance

Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s Environmental, Social, and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will evaluate proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report) on a case-by-case basis, and will vote FOR the approval of anti-discrimination policies and socially responsible agenda items.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).

F.	Conflicts of Interest

1.	Overview

This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:

•	Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

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•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy

All proxies must be voted in the best interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, The Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

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Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. A meeting of the Proxy Committee will be held to determine whether to split votes among one or more Portfolio Management teams.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.

H.	Reporting

Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.

I.	Recordkeeping

Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.

J.	Review of Policy and Approved Guidelines

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

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Nomura Corporate Research and Asset Management Inc.

Proxy Voting Policy

A.	Policies and Procedures Relating to Voting Client Securities

When we are authorized to vote proxies for securities held in clients’ accounts, we generally do not assume the role of an active shareholder. Rather, if we are dissatisfied with the performance of a particular company, we will generally reduce or terminate our position in the company rather than attempt to force management changes through shareholder activism. Nevertheless, our goal and intent is to vote all proxies in our clients’ best interests.

Note that we may vote in a manner that could diminish the value of clients’ position in the short-term if we believe it will increase this value in the long-term and we are holding those securities for the long-term.

We recognize that proxy voting is a valuable right of company. Generally, NCRAM will vote all proxies it receives. However, we may refrain from voting in certain circumstances.

•	Voting in respect of Non-US Companies: Practicalities and costs involved with voting an international proxy may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. These issues include, but are not limited to: (i) untimely notice of a shareholders meeting or of a consent action, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “share-blocking” requirements where investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period of time in proximity of the shareholder meeting, (v) difficulties in translating the proxy, (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting restrictions, or (vii) any other instances where the cost of voting the proxy outweighs the possible benefit to the client.

•	Securities Lending: If an NCRAM client has decided to participate in a securities lending program, NCRAM will not seek to vote proxies relating to securities on loan because NCRAM does not have a contractual right to recall such loaned securities for proxy voting purposes.

It is our general policy, absent a particular reason to the contrary, to vote with management’s recommendations. However, we reserve the right to depart from this policy in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. Our Proxy Voting Policy discusses our policies on specific issues.

We also have procedures to address potential material conflicts of interest between NCRAM and our clients. If a material conflict of interest exists, we will determine whether voting in accordance with the guidelines set forth in the procedures is in the best interests of the client or other appropriate action should be taken.

Clients can request information about how NCRAM voted any proxy in their accounts by contacting their client service representative or by calling the Compliance Department, at 212 667-1414, or via postal request addressed to:

Attention: Chief Compliance Officer

Nomura Corporate Research and Asset Management Inc.

Worldwide Plaza

309 West 49th Street

New York, New York 10019

If clients do not grant us proxy voting authority, then they will receive proxies and other solicitations directly from their custodians or a transfer agent.

Class Action Settlements

From time to time, we may receive notices regarding class action lawsuits involving investments that are or were held in a client’s portfolio. As a matter of policy, the client, not NCRAM, retains the authority to file claims related to class action settlements with respect to investments held in a client’s portfolio. We specifically disclaim any legal responsibility to act in class actions for our clients, including separately managed accounts and discontinued or liquidated accounts.

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Nuance Investments LLC

Proxy Voting Policy

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Client Services and Operations Departments will be responsible for monitoring corporate actions, and ensuring that proxies are submitted in a timely manner. The Firm may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent

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proxy research services. In all cases, however, the ultimate decisions on how to vote proxies is made by the Proxy Voting Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

•	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.

•	Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:

•	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or

•	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Compliance Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

 Mutual Fund

The Firm acts as an investment advisor to the Nuance Concentrated Value Fund, the Nuance Mid Cap Value Fund and the Nuance Concentrated Value Long-Short Fund custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by ISS. All proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. The Firm has oversight responsibility of the proper voting of proxies and the accuracy of

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the Form N-PX filing. The Chief Compliance Officer shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

PROXY VOTING GUIDELINES

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Adviser Act of 1940, Nuance Investments, LLC (“NUANCE”) is providing all clients with a summary of its proxy voting procedures.

Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf.

It is Nuance’s policy to vote client shares primarily in conformity with the ISS recommendations, in order to limit conflict of interest issues between Nuance and its clients. ISS and Nuance retain a record of all recommendations.

ISS is a neutral third party that issues recommendations based upon its own internal guidelines.

Nuance may vote client shares inconsistent with an ISS recommendations if Nuance believes it is in the best interest of its clients and such a vote does not create a conflict of interest between Nuance and its clients. In such a case, Nuance will have on file a written disclosure detailing why they believe ISS’s recommendation was not in the client’s best interest.

Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.

Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.

Nuance’s Compliance Department will review all proxy votes to ensure consistency with its procedures.

Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.

These procedures are currently in effect.

If you have any questions or would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact Nuance’ Chief Compliance Officer at 816-743-7080.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

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•	proxy statement that the Firm receives regarding client’s securities;

•	votes that the Firm casts on behalf of a client;

•	any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and

•	written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

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PGIM, Inc.

Proxy Voting Policy

In General

We accept the authority to vote securities held in our clients’ accounts when our clients wish to provide us with this authority. Our investment management agreements with our clients will generally specify whether or not we have the authority to vote proxies on their behalf. We do not receive a significant number of proxies since we primarily invest client assets in debt instruments.

Our Proxy Voting Policy and Procedures

Our policy is to vote proxies in the best economic interest of our clients. In the case of pooled accounts, our policy is to vote proxies in the best economic interest of the pooled account.

Our proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect our judgment of how to further the best economic interest of our clients through the shareholder or debt-holder voting process. We generally vote with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by our policy or circumstances may suggest a vote not in accordance with our established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal.

Not all ballots are received by us in advance of voting deadlines, but when ballots are received in a timely fashion, we strive to meet our voting obligations. We cannot, however, guarantee that every proxy will be voted prior to its deadline.

With respect to non-U.S. holdings, we take into account additional restrictions in some countries that might impair our ability to trade those securities or have other potentially adverse economic consequences. We generally vote non-U.S. securities on a best efforts basis if we determine that voting is in the best economic interest of our clients.

Client Direction of Voting

We will use our best efforts to implement any written client voting instructions with respect to a specific solicitation.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of ours. When we identify an actual or potential conflict of interest between our firm and our clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments.

Accounts for Which We Do Not Vote Securities

Some of our clients elect to retain voting authority for themselves. If a client has a question about a particular solicitation, the client may contact its client service representative and we will try to address the client’s question. We will not, however, disclose how we intend to vote on an issue for other clients’ accounts.

How to Obtain Information Regarding Proxy Voting

Any client may obtain a copy of our proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.

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Securities Lending and Proxies

Clients that participate in our securities lending program should be aware that when securities are on loan, they cannot be voted by us. Under certain circumstances, we may not recall loaned securities in order to vote, including if:

•	we deem the benefit of exercising the vote to be outweighed by the economic benefit of keeping the securities on loan or the administrative burden of calling them back;

•	it is impracticable to obtain the return of the securities from the borrower in time to vote; or

•	we are not aware of a pending vote.

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PineBridge Investments LLC

Proxy Voting Policy

Through IMAs, clients may give the Firm authority to vote proxies relating to securities held in their accounts. Consistent with applicable rules under the Advisers Act, the Firm has adopted and implemented written proxy voting policies and procedures that are reasonably designed to ensure that proxies are voted, consistent with its fiduciary obligations. PBI LLC has a fiduciary obligation, for those clients for whom it has voting authority, to make the best interests of such clients the sole consideration when voting proxies of their portfolio companies. The Firm has established specific voting procedures and has engaged a proxy voting administrator to assist in the execution of those procedures on its behalf. PBI LLC votes (or refrains from voting) proxies with respect to securities it manages, on a client by client basis, ensuring that all reasonable steps have been taken to vote in the client’s best interest and to avoid acting on any conflicts that may arise between itself and its clients. In the case of a material conflict between the interests of the Firm and those of its clients, the Firm consults with counsel and resolves all conflicts in the client’s best interest. When votes are cast in accordance with PBI LLC’s proxy voting policies and procedures and in a manner PBI LLC believes to be consistent with its fiduciary obligations, actual proxy voting decisions made on behalf of one client may have the effect of favoring or harming the interests of other clients.

During the client on-boarding process, clients have two options as it relates to responsibility of proxy voting: (i) the option to choose to have sole responsibility of voting their own proxies, and thereby prohibiting PBI LLC from voting proxies on that client’s behalf; or (ii) clients may elect PBI LLC to vote proxies on the clients’ behalf. There is no option available to clients where clients have the ability to choose to direct PBI LLC’s vote in a particular solicitation.

When exercising voting rights, the Firm will generally vote on specific proxy issues in accordance with its proxy voting guidelines. The Firm has established a “Proxy Committee,” consisting of senior PBI LLC personnel, who maintain the proxy voting guidelines, policies and procedures, and are responsible for the review and approval of amendments to the proxy guidelines, policies and procedures.

In certain markets, proxy voting involves logistical issues, which can affect the Firm’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to, untimely notice of shareholder meetings, restrictions on a foreign investor’s ability to exercise votes, requirements to vote proxies in person, potential difficulties in translating proxy, and requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. Another logistical issue that may arise is “shareblocking,” where investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting. Because of the aforementioned potential logistical issues, the Firm votes proxies on a “best efforts” basis, which may include not voting proxies of companies in certain countries if the costs (such as opportunity costs related to shareblocking constraints) associated with exercising a vote outweigh the benefit the client will gain by voting.

Each proxy statement received and any corresponding vote cast is retained on behalf of the Firm’s clients.

Clients may obtain a record of votes and/or a copy of the proxy voting policies and procedures by requesting such information at (646) 857-8000 or contacting their client service representative.

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State Street Global Advisors

Proxy Voting Policies

2017 Global Proxy Voting and Engagement Principles

State Street Global Advisors (“SSGA”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA has discretionary proxy voting authority over most of its client accounts, and SSGA votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA Global Proxy Voting and Engagement Principles.

SSGA maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, New Zealand, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA’s Approach to Proxy Voting and Issuer Engagement

At SSGA, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSGA’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA also evaluates the various factors that play into the corporate governance framework of a country, including but not limited to, the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary. SSGA understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA engages with issuers, regulators, or both, depending on the market. SSGA also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the SSGA Asset Stewardship Team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get

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more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA Asset Stewardship Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA defines engagement methods:

Active

SSGA uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive

Reactive engagement is initiated by the issuers. SSGA routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings. SSGA believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA as requiring active engagement, such as shareholder conference calls.

Proxy Voting Procedure Oversight

The SSGA Asset Stewardship Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the SSGA Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA’s proxy voting process, SSGA retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA utilizes ISS’s services in three ways: (1) as SSGA’s proxy voting agent (providing SSGA with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA Asset Stewardship Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance

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with the Guidelines. In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

SSGA votes in all markets where it is feasible; however, SSGA may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. SSGA is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest

See SSGA’s standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA performs as a shareholder. SSGA believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA’s engagement process, SSGA routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA believes the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA considers many factors. SSGA believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices and perform oversight functions necessary to protect shareholder interests. SSGA also believes the right mix of skills, independence, diversity and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA believes audit committees should have independent directors as members, and SSGA will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

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Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation

SSGA considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA’s analysis of executive compensation; SSGA believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSGA considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long term.

SSGA encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely

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depending on a company, its industry, operations, and geographic footprint. SSGA may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA does not seek involvement in the day-to-day operations of an organization, SSGA recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship

The two elements of SSGA’s fixed income stewardship program are:

Proxy Voting:

While matters that come up for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

•	Approving amendments to debt covenants and/or terms of issuance;
•	Authorizing procedural matters such as filing of required documents/other formalities;
•	Approving debt restructuring plans;
•	Abstaining from challenging the bankruptcy trustees;
•	Authorizing repurchase of issued debt security;
•	Approving the placement of unissued debt securities under the control of directors; and,
•	Approve spin-off/absorption proposals.

Given the nature of the items that come up for vote at bondholder meetings, SSGA takes a case-by-case approach to voting bondholder resolutions. Where necessary, SSGA will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

SSGA recognizes that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, SSGA can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan

For funds where SSGA acts as trustee, SSGA may recall securities in instances where SSGA believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA relationship manager.

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Teachers Advisors, LLC

Proxy Voting Policy

I.	POLICY STATEMENT

Companies that follow responsible corporate governance practices and that are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner. Proxy voting is a key component of the company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the behavior of portfolio companies. The organization commits substantial resources to making informed voting decisions in furtherance of its mission and in compliance with the securities laws and other applicable regulations.

Our voting policies are administered on a case-by-case basis by the staff of the Stewardship & Corporate Governance Team (“SCGT”). The Advisers have adopted these policies for voting the proxies in the products they manage. The Guidelines are intended to assist portfolio companies, participants, clients, and other interested parties in understanding how the Advisers are likely to vote on proxy-related issues. They are not exhaustive and do not necessarily represent how the Advisers will ultimately vote with respect to any resolution. In applying the guidelines, the SCGT takes into account many factors, including:

•	Input from individuals, including portfolio managers, research analysts and/or other personnel or advisory committees (collectively, “Advisory Personnel”), and third party research

•	Specific company context, including governance practices and financial performance

•	The belief that a “one-size-fits-all” approach to proxy voting is not appropriate

II.	CONTACT

Please contact the Compliance Professional that covers your area with questions regarding this policy.

III.	RESPONSIBLE ENTITIES

This Proxy Voting Policy applies to the following entities (collectively, the “Advisers”):

•	TIAA-CREF Investment Management, LLC (TCIM)

•	Teachers Advisors, LLC (TAL)

IV.	BACKGROUND

Proxy voting is the primary means by which shareholders may influence a publicly traded company's governance and operations, and thus the potential for value creation and positive long-term investment performance. In their capacity as fiduciaries and investment managers, Advisers, through the SCGT, vote proxies for the publicly traded companies held by the organization’s mutual funds, separately managed accounts, unregistered funds, and separate accounts. Advisers are solely and ultimately responsible for voting proxies consistent with the best interests of the client and may override the SCGT at any time.

V.	IMPLEMENTATION

The Advisers

•	Ensure that the procedures identify and resolve material conflicts of interest with their clients with respect to proxy voting activities

•	Describe their proxy voting procedures to clients and provide copies of such procedures on request, as appropriate

•	Disclose to clients how they may obtain information on how the Advisers voted their proxies

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•	Disclose proxy votes on an annual basis on the organization’s website and on the website of the SEC

•	Ensure that under no circumstances will general business, sales, or marketing issues influence Advisers’ proxy voting

•	Prepares reports of proxies voted on behalf of mutual funds to their Board of Trustees or a committee thereof, that provides an overview of the proxy season including a discussion of current trends, significant votes, and any proxies that may have been voted inconsistent with the Guidelines or established directives of the company and the SCGT and any apparent conflicts of interest that may have arisen in connection with any proxies voted during the time period covered by the reports

The SCGT will vote proxies while adhering to the Guidelines; identify and resolve any material conflicts of interest with its clients with respect to proxy voting activities; and ensure that under no circumstances will general business, sales, or marketing issues influence the Advisers’ proxy voting.

VI.	MONITORING

Asset Management Compliance will ensure that the policies and procedures were consistently followed.

VII.	RECORDS RETENTION

Company records must be retained in accordance with the Corporate Records Policy that states in part that: “recorded information is identified, appraised, and maintained for the appropriate period of time in such a way that it is accessible and retrievable, and is disposed at the end of the total retention period in compliance with applicable legal and business requirements.”

All time periods for retention of a record will commence from the end of the fiscal year during which the last entry was made on the Record. The retention period is 7 years; 2 years onsite in a readily accessible directory, 5 years offsite or electronic form.

Amended: April 2017

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Vaughan Nelson Investment Management

Proxy Voting Policy

Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a predetermined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances, the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest. In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm. Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) small combined holdings/unsupervised securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan, 6) securities not held on meeting date or 7) investments in banking entities where aggregate ownership of all the Natixis IM subsidiaries exceed 5% of the outstanding voting shares of a bank.

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PART C – OTHER INFORMATION

Item 28.  Exhibits

Exhibit
Number	Description

(a)(1)	Certificate of Trust is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.

(a)(2)	Agreement and Declaration of Trust is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.

(b)	By-Laws of the Registrant is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.

(c)	See Articles III, V, VI, VIII and X of the Registrant’s Agreement and Declaration of Trust, which is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.

See Articles II, VI, VII and VIII of the Registrant’s By-Laws, which is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.

(d)(1)	Investment Management Agreement between Registrant and PFM Asset Management LLC (“PFMAM”) is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(d)(2)	Form of Subadvisory Agreement between the Registrant and the Sub-Advisers on behalf of each Fund is incorporated herein by reference to the initial registration statement, filed on August 22, 2017.

(d)(3)	Operating Expense Limitation Agreement between PFMAM and Registrant, with respect to PFM Multi-Manager Domestic Equity Fund and PFM Multi-Manager International Equity Fund, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(e)(1)	Distribution Agreement between Registrant and PFM Fund Distributors, Inc. (the “Distributor”), is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(f)	Not applicable.

(g)	Custodian Agreement between Registrant and State Street Bank and Trust Company (“State Street”), is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(h)(1)	Administration Agreement between Registrant and State Street, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(h)(2)	Transfer Agency and Service Agreement between Registrant and State Street, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(i)(1)	Share Issuance Opinion of Counsel, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(i)(2)	Opinion and Consent of Counsel, is filed herewith.

(j)	Consent of independent registered public accounting firm, is filed herewith.

(k)	Not applicable.

(l)	Purchase Agreement/Initial Capital Agreement, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(m)	Distribution and Shareholder Services Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), are incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(n)	Multi-Class Plans pursuant to Rule 18f-3 under the 1940 Act, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(2)	Code of Ethics for the Adviser and the Distributor, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(3)	Code of Ethics for Aristotle Capital Management, LLC, is filed herewith.

(p)(4)	Code of Ethics for Brown Brothers Harriman & Co., is filed herewith.

(p)(5)	Code of Ethics for Champlain Investment Partners, LLC, is filed herewith.

(p)(6)	Code of Ethics for Jacobs Levy Equity Management, Inc., is filed herewith.

(p)(7)	Code of Ethics for J O Hambro Capital Management Inc. (USA), is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(8)	Code of Ethics for Lazard Asset Management LLC, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(9)	Code of Ethics for Nomura Corporate Research and Asset Management Inc., is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(10)	Code of Ethics for Nuance Investments, LLC, is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(11)	Code of Ethics for PGIM, Inc., is filed herewith.

(p)(12)	Code of Ethics for PineBridge Investments LLC, is filed herewith.

(p)(13)	Code of Ethics for SSGA Funds Management, Inc., is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(p)(14)	Code of Ethics for Teachers Advisors, LLC, is filed herewith.

(p)(15)	Code of Ethics for Vaughan Nelson Investment Management, L.P., is incorporated herein by reference to Pre-Effective Amendment No. 1 to the Trust’s registration statement filed on December 28, 2017.

(q)	Power of Attorney, is filed herewith.

ITEM 29.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

Additionally, see the “Control Persons and Principal Holders of Securities” section of the Statement of Additional Information (“SAI”) for a list of shareholders who own more than 5% of a specific fund’s outstanding shares and such information is incorporated by reference to this Item.

ITEM 30.  INDEMNIFICATION

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

The Declaration of Trust provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the DSTA, these Agents (as defined in the Declaration of Trust) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party or is threatened to be made a party to any Proceeding (as defined in the Declaration of Trust) because the person is or was an Agent of the Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

ITEM 31.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the investment adviser and each investment sub-adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

PFM Asset Management LLC

PFM Asset Management, LLC (“PFMAM”) serves as the investment adviser for each series of the Trust, and performs investment advisory services for the Trust, institutional investors and individual investors.

See the information concerning PFMAM set forth in the Prospectus and SAI of this Registration Statement.

PFMAM is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of directors, officers or partners of PFMAM, together with any information as to any business, profession, vocation or employment of a substantial nature engaged in by such directors, officers or partners during the past two years, is incorporated herein by reference from Schedules B and D of Forms ADV filed by PFMAM (CRD# 122141/SEC# 801-60449) pursuant to the Advisers Act.

Aristotle Capital Management, LLC

Aristotle Capital Management, LLC (“Aristotle”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager International Equity Fund. The principal business address of Aristotle is 11100 Santa Monica Blvd, Suite 1700, Los Angeles, California, 90025. With respect to Aristotle, the response to this Item is incorporated by reference to Aristotle’s Form ADV on file with the SEC.

Brown Brothers Harriman & Co.

Brown Brothers Harriman & Co. (“Brown Brothers”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Fixed-Income Fund. The principal business address of Brown Brothers is 140 Broadway, New York, New York, 10005. With respect to Brown Brothers, the response to this Item is incorporated by reference to Brown Brother’s Form ADV on file with the SEC.

Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Domestic Equity Fund. The principal business address of Champlain is 180 Battery Street, Suite 400, Burlington, Vermont, 05401. With respect to Champlain, the response to this Item is incorporated by reference to Champlain’s Form ADV on file with the SEC.

Jacobs Levy Equity Management, Inc.

Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Domestic Equity Fund. The principal business address of Jacobs Levy is 100 Campus Drive, 2nd Floor West, Florham Park, New Jersey, 07932. With respect to Jacobs Levy, the response to this Item is incorporated by reference to Jacobs Levy’s Form ADV on file with the SEC.

J O Hambro Capital Management Inc. (USA)

J O Hambro Capital Management Inc. (USA) (“JOHCM”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager International Equity Fund. The principal business address of JOHCM is 1055 Westlakes Drive, Suite 310, Berwyn, Pennsylvania, 19312. With respect to JOHCM, the response to this Item is incorporated by reference to JOHCM’s Form ADV on file with the SEC.

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager International Equity Fund. The principal business address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, New York, 10112. With respect to Lazard, the response to this Item is incorporated by reference to Lazard’s Form ADV on file with the SEC.

Nomura Corporate Research and Asset Management Inc.

Nomura Corporate Research and Asset Management Inc. (“Nomura”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Fixed-Income Fund. The principal business address of Nomura is Worldwide Plaza, 309 West 49th Street, New York, New York, 10019. With respect to Nomura, the response to this Item is incorporated by reference to Nomura’s Form ADV on file with the SEC.

Nuance Investments, LLC

Nuance Investments, LLC (“Nuance Investments”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Domestic Equity Fund. The principal business address of Nuance Investments is 4900 Main Street, Suite 220, Kansas City, Missouri, 64112. With respect to Nuance Investments, the response to this Item is incorporated by reference to Nuance Investments’ Form ADV on file with the SEC.

PGIM, Inc.

PGIM Inc. (“PGIM”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Fixed-Income Fund. The principal business address of PGIM is 655 Broad Street, Newark, New Jersey, 07102. With respect to PGIM, the response to this Item is incorporated by reference to PGIM’s Form ADV on file with the SEC.

PineBridge Investments LLC

PineBridge Investments LLC (“PineBridge”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Fixed-Income Fund. The principal business address of PineBridge is 399 Park Avenue, 4th Floor, New York, New York, 10022. With respect to PineBridge, the response to this Item is incorporated by reference to PineBridge’s Form ADV on file with the SEC.

SSGA Funds Management, Inc.

SSGA Funds Management, Inc. (“SSGA FM”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Domestic Equity Fund and PFM Multi-Manager International Equity Fund. The principal business address of SSGA FM is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111. With respect to SSGA FM, the response to this Item is incorporated by reference to SSGA FM’s Form ADV on file with the SEC.

Teachers Advisors, LLC

Teachers Advisors, LLC (“Teachers Advisors”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Fixed-Income Fund. The principal business address of Teachers Advisors is 730 Third Avenue, 12th Floor, New York, New York, 10017. With respect to Teachers Advisors, the response to this Item is incorporated by reference to Teachers Advisors’ Form ADV on file with the SEC.

Vaughan Nelson Investment Management, L.P.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) serves as an investment sub-adviser for the Registrant with respect to PFM Multi-Manager Domestic Equity Fund. The principal business address of Vaughan Nelson is 600 Travis, Suite 6300, Houston, Texas, 77002. With respect to Vaughan Nelson, the response to this Item is incorporated by reference to Vaughan Nelson’s Form ADV on file with the SEC.

The Adviser’s and Sub-Advisers’ respective Form ADVs may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32.  PRINCIPAL UNDERWRITERS

(a) PFM Distributors, Inc., with principal offices at 213 Market Street, Harrisburg, Pennsylvania 17101-2141 serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”): PFM Funds.

(b)  To the best of Registrant’s knowledge, the following is a list of the executive officers, directors and partners of PFM Distributors, Inc. (except as noted, none of the persons set forth below holds a position or office with Registrant):

Officers and Control Persons of PFM Fund Distributors, Inc.
Name	Officer	*Control Person
John Bonow**	CEO & Manager	Y
Debbie Goodnight	Secretary/Treasurer/Financial Operations Principal	Y
Martin Margolis	President/Manager/Chief Compliance Officer	Y
F. John White**	Chairman	Y
PFM Asset Management LLC	100% Shareholder	Y

*Executive officers and all 25% owners

** The principal business address for Messrs. Bonow, Boyle and White is 1735 Market Street, 43rd Floor, Philadelphia, PA 19103.

(c) Not applicable.

ITEM 33.  LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the 1940 Act and the rules promulgated thereunder are maintained as follows:

PFM Asset Management LLC

213 Market Street

Harrisburg, Pennsylvania 17101-2141

(records relating to its function as investment adviser)

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

(records relating to its function as administrator, custodian and transfer agent)

PFM Fund Distributors, Inc.

213 Market Street

Harrisburg, Pennsylvania 17101-2141

(records relating to its function as principal underwriter)

ITEM 34.  MANAGEMENT SERVICES

Not applicable.

ITEM 35.  UNDERTAKINGS

The Registrant shall undertake to file an amendment to this Registration Statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the provisions described in response to Item 30, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Harrisburg and Commonwealth of Pennsylvania, on the 28th day of January, 2019.

PFM Multi-Manager Series Trust (Registrant)

/s/ John Spagnola
John Spagnola
Trustee and President of the Trust

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Bruce Aronow*	Trustee	January 28, 2019
Bruce Aronow

/s/ Robert Bernstein*	Trustee	January 28, 2019
Robert Bernstein

/s/ Carmen Heredia-Lopez*	Trustee	January 28, 2019
Carmen Heredia-Lopez

/s/ Daniel Hess	Treasurer and Principal Financial Officer	January 28, 2019
Daniel Hess

*By:		January 28, 2019
/s/ John Spagnola	President and Principal Executive Officer
John Spagnola**

**       Attorney-in-fact pursuant to power of attorney.

Exhibit Index

Exhibits for Item 28 of Form N-1A

Exhibit	Exhibit Description
(i)(2)	Opinion and Consent of Counsel
(j)	Consent of independent registered public accounting firm
(p)(3)	Code of Ethics for Aristotle Capital Management, LLC
(p)(4)	Code of Ethics for Brown Brothers Harriman & Co.
(p)(5)	Code of Ethics for Champlain Investment Partners, LLC
(p)(6)	Code of Ethics for Jacobs Levy Equity Management, Inc.
(p)(11)	Code of Ethics for PGIM, Inc.
(p)(12)	Code of Ethics for PineBridge Investments LLC
(p)(14)	Code of Ethics for Teachers Advisors, LLC
(q)	Power of Attorney